Exhibit 10.13

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

WORK ORDER NO. #1

TO THE FRAMEWORK AGREEMENT

This Work Order No. #1 (this “Work Order”), between Amazon Logistics, Inc., a Delaware corporation (“Amazon”), and Rivian Automotive, LLC, a Delaware limited liability company (“Rivian”), is effective as of September 16, 2019 (“WO Effective Date”), and is entered into pursuant to the Framework Agreement between Amazon and Rivian, effective as of September 16, 2019 (the “Agreement”). Each capitalized term not defined in this Work Order has the meaning attributed to it in Addendum A – Framework Addendum to the Agreement (the “Framework Addendum”).

1.	OVERVIEW.

1.1    General. This Work Order incorporates all of the terms and conditions of, and is made a part of, the Agreement. The purpose of this Work Order is to set forth the terms and conditions governing the design and Development, Manufacture, and supply of the Products and Services described below. To the extent of any conflict between this Work Order and any other parts of the Agreement (including any Addenda or Exhibits), this Work Order will govern. The Parties may modify the scope of the Development Services and Supply Services and any terms and conditions in this Work Order by mutually entering into one or more written amendments to this Work Order.

1.2    Products. “Products” under this Work Order means the Delivery Vehicles (including the Top Hat), the Skateboards (without the Top Hat) and Spare Parts.

1.3	Steering Committee and Governance.

(A)    Steering Committee in General. Schedule 8 sets forth steering committee and governance provisions for this Work Order, including the means for decision-making and dispute resolution (including whether all timelines, milestones, and deadlines have been satisfied) between the Parties.

(B)    Steering Committee Delays. If the Parties must make a decision after consultation with the Steering Committee by a due date specified by Rivian in writing (each a “Steering Committee Deadline”) in order for a timeline, milestone, or deadline in the Project Plan and Schedule to be completed and Amazon desires to extend the period for the Parties to make the decision, it may deliver notice to Rivian that Amazon requires additional time to make such decision (such a notice, a “Steering Committee Extension Notice”). If Amazon does not provide Rivian a Steering Committee Extension Notice prior to the Steering Committee Deadline and the Parties have not made the applicable decision, then Rivian will make the decision, provided that (i) there is no change to the Specifications, (ii) there is no increase in the Investment Fee, (iii) there is no extension of the Start of Production Date, and (iv) no incremental obligations are imposed on Amazon arising out of such decisions with respect to third parties. If Rivian receives a Steering Committee Extension Notice, all milestones and deadlines in the Project Plan and Schedule (including the Start of Production Date) will be delayed on a day-for-day basis in an amount of time equal to the delay in making the decision after the Steering Committee Deadline. If Rivian does not receive a Steering Committee Extension Notice by the Steering Committee Deadline and Rivian is unable to make a decision that does not implicate clauses (i) through (iv), no decision is made and the status quo remains.

1.4    Requirements. Each Product and Service will comply with the Requirements applicable to such Product or Service. Each Development Deliverable will comply with the applicable requirements for such

1

Development Deliverable, subject to Section 2.5(A) (Development Deliverable Inspection, Test, and Acceptance: Notice of Completion and Evaluation). The Requirements for the Products as of the WO Effective Date are attached as Schedule 1 to this Work Order. The requirements for the Pre-Production Delivery Vehicles will be as mutually agreed by the Parties and set forth in an addendum attached to this Work Order. The Project Plan and Schedule setting forth the timelines and corresponding milestones and Development Deliverables, gateways, and deadlines are attached as Schedule 2 to this Work Order. The Project Plan and Schedule may be updated by written agreement of the Parties, which updated Project Plan and Schedule will be deemed automatically incorporated by reference into the Agreement as an updated Schedule 2 that is approved by the Parties. The requirements for Development Deliverables (other than Pre-Production Delivery Vehicles) are described in Schedule 3. The Parties also may update the Requirements or add additional Requirements by written agreement of the Parties, which updated or additional Requirements will be deemed automatically incorporated by reference into the Agreement.

1.5	Certification and Regulatory Requirements.

(A)	Authorized Territories; Roll-Out.

(i)    Initial Authorized Territories. The initial “Authorized Territories” under this Work Order are identified on Schedule 12. Amazon will deliver the initial roll-out schedule for the Authorized Territories (by Authorized Territory) (the “Roll-Out Schedule”) no later than twelve (12) months prior to the Start of Production Date. For clarity, in addition to countries, each state and territory of the United States will be its own Authorized Territory. Subject to the other terms of this Agreement, the Parties will work together in good faith to mutually agree upon any updates to the Roll-Out Schedule for the Delivery Vehicles or Skateboards, taking into account applicable Law (including any limitations or prohibitions on direct sale by Rivian of the Delivery Vehicles in any Authorized Territory) and any anticipated difficulties or prohibitions on registering or licensing the Delivery Vehicles in any Authorized Territory.

(ii)	Post-SOP – New US Authorized Territories.

a.    After the Start of Production Date, if Amazon intends to Deploy Delivery Vehicles or Skateboards in one (1) or more states in the United States (i.e. the contiguous states in the United States, Alaska, Hawaii and the District of Columbia) that are not one of the Authorized Territories in Schedule 12 as of the WO Effective Date, Amazon will provide Rivian with written notice (the “Proposed US Territory Notice”) setting forth the new state in the United States (each new state in the United States, a “Proposed US Territory”). “Deploy” means to use, register, title, license and/or have Product Service performed. “Product Service” means the Rivian Warranty services, any post-sale and post-delivery Support Services provided by Rivian to Amazon, an Affiliate thereof or an Authorized Purchaser, as applicable, pursuant to the terms of the Agreement performed in the Authorized Territory in order to maintain and support the Products, and other Product services expressly agreed upon in writing by the Parties that will be performed in each Authorized Territory that are reasonably required to maintain and support the Products.

b.    In all events Rivian must use reasonable efforts to be capable of delivering the Delivery Vehicles or Skateboards and providing (or having a third party provide) the Services in the applicable Proposed US Territory within nine (9) months following Rivian’s receipt of the Proposed US Territory Notice. If Rivian may be unable to deliver the Delivery Vehicles or Skateboards and provide (or have a third party provide) the Services in the applicable Proposed US Territory within nine (9) months after Rivian’s receipt of the Proposed US Territory Notice, then within sixty (60) days following Rivian’s receipt of the Proposed US Territory Notice (the “Proposed US Territory Response Deadline”), Rivian will provide written notice to Amazon of such inability (the “US Territory Inability Notice”).

2

c.    Rivian will notify Amazon as promptly as possible in writing when Rivian is able to deliver the Delivery Vehicles or Skateboards and provide (or have a third party provide) the Services in the applicable Proposed US Territory and Amazon may commence issuance of Purchase Orders for the Delivery Vehicles or Skateboards (the “US Territory Authorization Notice”). In any event, Rivian must deliver the US Territory Authorization Notice on a date that is on or before the date that is eighteen (18) months following Rivian’s receipt of the Proposed US Territory Notice. Notwithstanding the foregoing, if Rivian has used reasonable efforts but is nevertheless unable to obtain the Authorizations required to deliver the Delivery Vehicles or Skateboards and provide (or have a third party provide) the Services in the applicable Proposed US Territory, then Rivian will not be in breach of this Section 1.5(A)(ii), and Section 10 of Schedule 15 will apply.

d.    If Amazon determines it no longer intends to Deploy Delivery Vehicles or Skateboards in the Proposed US Territory following delivery of the Proposed US Territory Notice, Amazon will notify Rivian as soon as possible and Rivian will no longer be required to deliver the Delivery Vehicles or Skateboards and provide (or have a third party provide) the Services in the applicable Proposed US Territory.

e.    With respect to each Proposed US Territory, on the date Rivian delivers the US Territory Authorization Notice, the Proposed US Territory will be added to the list of Authorized Territories in Schedule 12 and such Proposed US Territory will be deemed an “Authorized Territory” under the Agreement, including this Work Order.

(iii)	Post-SOP – New Non-US Authorized Territories.

a.    After the Start of Production Date, if Amazon intends to Deploy Delivery Vehicles or Skateboards for one (1) or more countries located outside of the United States that are identified on Schedule 12 as “Agreed Potential Non-US Territories” (“Agreed Potential Non-US Territories”), Amazon will provide Rivian with written notice (the “Proposed Non-US Territory Notice”) setting forth the Agreed Potential Non-US Territory (each country or territory, a “Proposed Non-US Territory”).

b.    In all events Rivian must use reasonable efforts to be capable of delivering the Delivery Vehicles or Skateboards and providing (or having a third party provide) the Services in the applicable Proposed Non-US Territory within twelve (12) months following Rivian’s receipt of the Proposed Non-US Territory Notice. If Rivian may be unable to deliver the Delivery Vehicles or Skateboards and provide (or have a third party provide) the Services in the applicable Proposed Non-US Territory within twelve (12) months after Rivian’s receipt of the Proposed Non-US Territory Notice, then within sixty (60) days following Rivian’s receipt of the Proposed Non-US Territory Notice (the “Proposed Non-US Territory Response Deadline”), Rivian will provide written notice to Amazon of such inability (the “Non-US Territory Inability Notice”).

c.    Rivian will notify Amazon as promptly as possible in writing when Rivian is able to deliver the Delivery Vehicles or Skateboards and provide (or have a third party provide) the Services in the applicable Proposed Non-US Territory and Amazon may commence issuance of Purchase Orders for the Delivery Vehicles or Skateboards (the “Non-US Territory Authorization Notice”). In any event, Rivian must deliver the Non-US Territory Authorization Notice on a date that is on or before

3

the date that is twenty-one (21) months following Rivian’s receipt of the Proposed Non-US Territory Notice. Notwithstanding the foregoing, if Rivian has used reasonable efforts but is nevertheless unable to obtain the Authorizations required to deliver the Delivery Vehicles or Skateboards and provide (or have a third party provide) the Services in the applicable Proposed Non-US Territory, then Rivian will not be in breach of this Section 1.5(A)(iii).

d.    If Amazon determines it no longer intends to Deploy Delivery Vehicles or Skateboards in the Proposed Non-US Territory following delivery of the Proposed Non-US Territory Notice, Amazon will notify Rivian as soon as possible and Rivian will no longer be required to deliver the Delivery Vehicles or Skateboards and provide (or have a third party provide) the Services in the applicable Proposed Non-US Territory.

e.    With respect to each Proposed Non-US Territory, on the date Rivian delivers the Non-US Territory Authorization Notice, the Proposed Non-US Territory will be added to the list of Authorized Territories in Schedule 12 and such Proposed Non-US Territory will be deemed an “Authorized Territory” under the Agreement, including this Work Order.

f.    For the avoidance of doubt, (i) once an Agreed Potential Non-US Authorized Territory is added to the list of Authorized Territories in Schedule 12, such Agreed Potential Non-US Authorized Territory will be deemed an “Authorized Territory” under the Agreement, including this Work Order, and (ii) Rivian will not have an obligation to deliver the Delivery Vehicles or Skateboards or provide (or have a third party provide) the Services in the applicable Proposed Non-US Territory if a change is required to the Specifications to comply with applicable Law in the Proposed Non-US Territory and the Parties do not agree on costs and expenses to implement the change.

g.    The Parties may add one (1) or more countries located outside of the United States that are not an Agreed Potential Non-US Territory to the list of Authorized Territories in Schedule 12 by written agreement.

(B)    Government Reports. Rivian will submit Government Reports applicable to the certification, Manufacture, and sale of the Products that are required to be submitted under applicable Law in the Authorized Territories. In connection with Rivian’s submission of Government Reports and upon Rivian’s reasonable request, Amazon will furnish to Rivian information in accordance with the Agreement necessary for the preparation of such Government Reports to the extent: (i) it is in Amazon’s possession, (ii) Amazon has the right to disclose such information without violating any confidentiality or non-disclosure provisions and (iii) the information must be disclosed to Rivian under applicable Law, in each case in the format and to the office specified by Rivian. In the event of a dispute between the Parties as to whether any such information is necessary to be included in a Government Report, the Parties will resolve such dispute in accordance with the provisions of Section 16.8 (Dispute Resolution) of the Framework Addendum. Amazon will also provide reasonable assistance to Rivian in the preparation of all applicable Government Reports relating to the certification, Manufacture, and sale of the Products. Each Party’s obligations and rights with respect to Government Reports are in addition to the other obligations and the additional conditions set forth in Section 6 (Quality Management; Governmental Investigations) and Section 9.11 (Data and Data Protection) of the Framework Addendum with respect to the sharing of information by such Party. In the event such information is only in Amazon’s possession and Amazon does not disclose such information to Rivian (and does not disclose such information directly to the government), Rivian will not be deemed to be in breach of its obligations under this Section 1.5(B) due to a failure to submit Government Reports requiring such information (but only with respect to such information).

4

(C)    Authorizations. Rivian will obtain all Authorizations required in order to sell the Products and perform the Services in the Authorized Territories, or provide appropriate alternatives for delivery of Products and provision of Services in Authorized Territories (consistent with the following sentences of this Section 1.5(C)) where Rivian’s direct sales or service is prohibited by Laws in the applicable Authorized Territories. Without limiting the generality of the foregoing, Rivian will obtain all Authorizations required in order for a Delivery Vehicle Manufactured by it to be Eligible for Sale, Service and Operation (as defined below) no later than the date of delivery of such Delivery Vehicle. For clarity, Rivian will be responsible for ensuring that such Delivery Vehicle is legally sold and delivered to Amazon such that such Delivery Vehicle can be licensed, registered and titled, and will receive warranty and other applicable Services in each Authorized Territory, and Amazon will be responsible for licensing, registering, and titling such Delivery Vehicle in the applicable Authorized Territory. Rivian will have all Authorizations required to Manufacture Product units as of the date of such Manufacture.

(i)    Pre-SOP (Initial Authorization Territories). Notwithstanding anything in this Agreement to the contrary, [***] will be responsible for the costs and expenses incurred by it to obtain all Authorizations referenced in Section 1.5(C) above prior to the Start of Production Date for the Initial Authorization Territories (as defined below), including additional or supplemental Authorizations resulting from a Regulatory Change prior to the Start of Production Date, [***].

(ii)    Post-SOP (Initial Authorization Territories). Notwithstanding anything to the contrary, following the Start of Production Date, [***] will be responsible for the costs and expenses incurred by it to obtain all Authorizations referenced in Section 1.5(C) above required in order for a Delivery Vehicle to be Eligible for Sale, Service, and Operation in (x) an Authorized Territory listed on Schedule 12 as of the WO Effective Date and (y) each of the contiguous states in the United States, Alaska, Hawaii and the District of Columbia (clauses (x) and (y), collectively, the “Initial Authorization Territories”), other than additional or supplemental Authorizations resulting from a Regulatory Change after the Start of Production Date. The rights and obligations of the Parties with respect to Regulatory Changes after the Start of Production Date are set forth in Section 4.5 (Regulatory Changes) of the Framework Addendum.

(iii)    Non-Initial Authorization Territories. Notwithstanding anything to the contrary, with respect to Authorizations required in order for a Delivery Vehicle to be Eligible for Sale, Service and Operation other than in an Initial Authorization Territory, the Parties will negotiate in good faith the terms surrounding such additional or supplemental Authorizations and, if agreed by the Parties, enter into a separate Work Order to memorialize any applicable terms and conditions. For the avoidance of doubt, Rivian is not required to obtain any additional or supplemental Authorizations, or otherwise deliver Product units that require such additional or supplemental Authorizations, unless and until a separate Work Order to memorialize any applicable terms and conditions has been executed by the Parties.

(iv)    Modifications to Specifications. The Parties acknowledge and agree that, in the event that any of the Specifications are modified, removed, supplemented, or adjusted, certain additions, supplements or other changes to the Authorizations may be required in order for the Product to be Eligible for Sale, Service and Operation. Rivian will notify Amazon of any such changes to the Authorizations in conjunction with the Parties’ discussions of, and mutual agreement on, such amendments to the Specifications and any related costs, and following the Parties mutual agreement on such amendments, Rivian will obtain such additional, supplemental, or changed Authorizations in accordance with applicable Law.

5

(v)    “Eligible for Sale, Service and Operation” means, with respect to a Delivery Vehicle: (a) Rivian has obtained all of the Authorizations required to sell or deliver such Delivery Vehicle in the applicable Authorized Territory and perform, or have a third party perform, the applicable Product Service in the applicable Authorized Territory, (b) Rivian (or its authorized Subcontractors) is capable of performing or delivering the applicable Product Service to Amazon, an Affiliate thereof or an Authorized Purchaser, as applicable, in the applicable Authorized Territory in compliance with Law, and (c) Rivian has ensured that such Delivery Vehicle is legally sold to Amazon so that such Delivery Vehicle can be titled, registered and licensed by Amazon, an Affiliate thereof or an Authorized Purchaser, as applicable, in the applicable Authorized Territory in compliance with Law.

(vi)    Rivian covenants that it will notify Amazon promptly in writing of any claim, suit, action or proceeding brought by a Governmental Authority or other third party alleging that Rivian is not permitted to sell and/or perform Product Services for Products to be supplied hereunder in any location within the Authorized Territories.

(D)    Other Relief. If any Delivery Vehicles included in an accepted Purchase Order are not Eligible for Sale, Service and Operation in the applicable Authorized Territory (ies) specified in an accepted Purchase Order, Amazon may cancel the Purchase Order with respect to such Delivery Vehicles that are not Eligible for Sale, Service and Operation. If, solely by operation of the immediately preceding sentence, Rivian does not Manufacture at least [***] Delivery Vehicles and Skateboards in the aggregate in the applicable calendar month, [***].

2.	DEVELOPMENT SERVICES.

2.1	Development Services Overview.

(A)    In connection with its obligations to perform the Development Services and without limiting its other obligations under the Agreement, and subject to the terms and conditions of the Agreement, Rivian will (i) finalize the design and engineering of the Skateboard and the Top Hat, (ii) complete installation of all manufacturing fixtures and tools, and define all processes, required for the design, Manufacture and Integration of the Skateboard and the Top Hat at the Rivian Manufacturing Facility, (iii) deliver (in electronic, tangible or other form as applicable) to Amazon the applicable Development Deliverables in connection with the design and engineering of the Skateboard and the Top Hat, and (iv) obtain all applicable Authorizations, in each case to enable the start of Production and Production-level sale of the Delivery Vehicles by the start of Production deadline set forth in the then- current version of the Project Plan and Schedule (“Start of Production Date”); provided, however, (x) the Parties agree that, as of the WO Effective Date, the Start of Production Date in the Project Plan and Schedule is September 30, 2021 (the “Original Start of Production Date”) and (y) that the Start of Production Date will be extended on a day-for-day basis for each day of all Amazon Covered Delays (as defined below) or such other time period as the Parties agree in writing. Rivian will commence start of Production on the Start of Production Date. All Changes under this Work Order will be requested and implemented in accordance with the Framework Addendum. If Changes are requested by Amazon that may, in the good-faith opinion of Rivian, result in a delay in the then-current Start of Production Date, Rivian will give Amazon prompt written notice of the same with an estimate of the extent of the resulting

6

delay in the Start of Production Date, and the Parties will update the Start of Production Date (if necessary or appropriate to implement the Amazon requested Change) by written agreement of the Parties, which updated Start of Production Date will be deemed automatically incorporated by reference into the Agreement. Notwithstanding anything in the Agreement to the contrary, unless otherwise agreed in writing, the Start of Production Date will not exceed the following time period from the Original Start of Production Date: (1) six (6) months plus (2) the aggregate number of days in all Amazon Covered Delays plus (3) all other delays mutually agreed in writing by the Parties (including delays caused by Amazon requested Changes or changes to the then-current Project Plan and Schedule).

(B)    All Applicable Costs actually incurred by Rivian caused by an Amazon Covered Delay (collectively, the “Amazon Delay Costs”) will be added to the Vehicle-Specific Investment (as defined in Section 8.7(D)) for purposes of calculating the Investment Fee. “Applicable Costs” means [***]. The following constitutes an “Amazon Covered Delay” under this Work Order:

(i)    Amazon Gateway Decision Delay Period in accordance with Section 2.1(D) (Amazon Gateway Decisions);

(ii)    Amazon’s extension of the time period for acceptance of a Development Deliverable by submitting a Development Extension Notice in accordance with Section 2.5(B) (Development Deliverable Inspection, Test, and Acceptance: Acceptance) or delays caused by Amazon incorrectly rejecting a Development Deliverable as further described and for the period set forth in Section 2.5(F) (Development Deliverable Inspection, Test, and Acceptance: Resolving Disputes) (“Amazon Development Delay”);

(iii)    Amazon’s extension of the time period to make a decision by submitting a Steering Committee Extension Notice in accordance with Section 1.3(B) (Steering Committee and Governance: Steering Committee Delays);

(iv) Amazon Decision Delay Period in accordance with Section 2.1(C); and

(v)    delays caused by an Amazon requested Change submitted pursuant to the Framework Addendum.

For the avoidance of doubt, (x) Amazon must submit all Changes pursuant to the Framework Addendum and (y) any delay caused by a Force Majeure experienced by Rivian or a Supplier-Specific Force Majeure is not an Amazon Covered Delay. A Force Majeure experienced by Amazon will not extend the timeline for Amazon to make a decision.

(C)    Amazon agrees to provide reasonable assistance as requested by Rivian to meet the timelines, milestones, and deadlines set forth in the Project Plan and Schedule, including providing timely decisions regarding Product features that require Amazon’s input or consent as set forth in this Work Order. Notwithstanding anything to the contrary contained in the Agreement, in the event that Rivian identifies a decision that must be made by Amazon that is not (i) at such time a specifically identified Amazon Gateway Decision, (ii) a request to accept a tangible Deliverable, (iii) a request to accept completion of a gateway set forth in the Project Plan and Schedule, or (iv) a request for a Change to the

7

Specifications, Rivian will notify Amazon’s Steering Committee members and Amazon’s Project Manager of the decision to be made, by electronic mail as soon as possible, but no later than seventy-two (72) hours prior to the date the decision must be made by Amazon (the “Decision Deadline”). If Amazon does not, prior to the Decision Deadline, (x) deliver its decision to Rivian or (y) deliver notice to Rivian that it requires additional time to make such decision (such a notice, a “Decision Extension Notice”), Rivian will make the decision, provided that: (a) there is no change to the Specifications, (b) there is no increase in the Investment Fee, (c) there is no extension of the Start of Production Date, and (d) no incremental obligations are imposed on Amazon arising out of such decisions with respect to third parties. If Rivian receives a Decision Extension Notice, all milestones and deadlines in the Project Plan and Schedule (including the Start of Production Date) will be delayed on a day-for-day basis in an amount of time equal to Amazon’s delay in making the decision after the Decision Deadline (“Amazon Decision Delay Period”). If Rivian does not receive a Decision Extension Notice by the Decision Deadline (and Rivian is unable to make a decision that does not implicate clauses (a) through (d)), no decision is made and the status quo remains.

(D)    Amazon Gateway Decisions. Unless the Parties have otherwise agreed in writing, as soon as possible for each gateway in the Project Plan and Schedule, Rivian will provide Amazon a list of the Amazon Gateway Decisions and the due dates for such Amazon Gateway Decision for such gateway. Rivian will use good faith efforts to make the list of Amazon Gateway Decisions as complete as possible. In the event that Amazon does not make an Amazon Gateway Decision on or before the due date with respect to such decision (the “Amazon Gateway Decision Deadline”) and Amazon has not delivered to Rivian a written notice that Amazon requires additional time make such decision (such notice, a “Gateway Decision Extension Notice”), Rivian will make the decision provided that there is (i) no change to the Specifications, (ii) [***], (iii) no extension of Start of Production Date, (iv) no incremental obligations are imposed on Amazon arising out of such decisions with respect to third parties. If Rivian receives a Gateway Decision Extension Notice, all milestones and deadlines in the Project Plan and Schedule (including the Start of Production Date) will be delayed on a day-for-day basis in an amount of time equal to Amazon’s delay in making the decision after the Amazon Gateway Decision Deadline (“Amazon Gateway Decision Delay Period”). If Rivian does not receive a Gateway Decision Extension Notice by the Amazon Gateway Decision Deadline (and Rivian is unable to make a decision that does not implicate clauses (i) through (iv)), no decision is made and the status quo remains.

2.2	Specifications.

(A)    The Specifications as of the WO Effective Date are attached as Schedule 1. Following the WO Effective Date, the Parties will meet as frequently as reasonably necessary to further develop and finalize the Specifications in accordance with the Project Plan and Schedule.

(B)    If the Parties agree on updated or additional Specifications by written agreement of the Parties, such updated or additional Specifications will be deemed automatically incorporated by reference into the Agreement. Notwithstanding the foregoing, (i) Amazon will have final decision-making authority over any Top Hat Specifications that relate to the outward appearance of the Top Hat, branding, the functional design components of the Top Hat for its intended use as a last mile delivery vehicle (including cargo space and cab), and the integration of any Amazon LMT with the Delivery Vehicle; and (ii) Rivian will have final decision-making authority over any Skateboard Specifications and Top Hat Specifications that relate to compliance with Laws, safety, or the ability of Rivian to Manufacture the Skateboard and the Top Hat. In the event of a conflict between Section 2.2(B)(i) and Section 2.2(B)(ii), such Specifications will be as are approved by the Parties after consultation with the Steering Committee.

8

(C)    Following completion of the development of all Specifications, the Steering Committee will meet to review the final Specifications in accordance with the Project Plan and Schedule. Upon the Parties’ approval of the Specifications after consultation with the Steering Committee as set forth in the preceding sentence, such Specifications will be deemed automatically incorporated by reference into Schedule 1 of this Work Order and approved by both Parties.

2.3    Timing; Schedule for Development. Without limiting, and in addition to, the Parties’ other obligations under the Agreement, Rivian agrees to complete the Development Services in accordance with the then-current Project Plan and Schedule, provided that in the event of an Amazon Covered Delay, changes in the Start of Production Date will be in accordance with Section 2.1(A). The Parties will engage in regular dialogue regarding progress towards and adherence to the timelines, milestones, and deadlines in the Project Plan and Schedule and otherwise in connection with the program described in this Work Order. Rivian will promptly inform Amazon in the event Rivian determines any of the deadlines set forth in Schedule 2 or as otherwise provided by Rivian for Amazon’s approval will not be met.

2.4	Development Deliverables.

(A)    Scope. The Development Deliverables are set forth in Schedule 3 to this Work Order, as such Schedule may be amended by the Parties during the term of this Work Order. The Development Deliverables under this Work Order will incorporate all Technology required under the Development Services for that stage of Development and will include such items as are explicitly set forth on Schedule 3, which may (but are not required to) include, for purposes of example only and not in substitution, addition or limitation to such items as are specified on Schedule 3, (i) prototypes, engineering and manufacturing samples, and/or Reference Samples of Products, and/or (ii) Pre-Production Products and/or Pre-Production Delivery Vehicles.

(B)    Delivery of Development Deliverables. Non-tangible Development Deliverables will be delivered electronically in a form and to the electronic location, repository or email address, in each case as reasonably requested by Amazon. Tangible Development Deliverables will be delivered to the address above Amazon’s signature line on the cover page to the Agreement.

(C)    Pre-Production Delivery Vehicles. Rivian will Manufacture such number of units of Pre- Production Delivery Vehicles as set forth in Schedule 13 for testing, certification and other uses in furtherance of the Parties’ relationship as contemplated hereunder. The Parties will discuss in good faith and mutually agree upon an allocation of such Pre-Production Delivery Vehicles between the Parties to be used as test or other vehicles with respect to Amazon’s last mile delivery business in compliance with applicable Law (including regulatory prohibitions and limitations on the use of non-certified vehicles). Delivery of Pre-Production Vehicles are subject to the same terms applicable to delivery of Product units pursuant to Section 3.6 (Delivery of Product Units; Transportation), unless the Parties agree otherwise in writing.

2.5	Development Deliverable Inspection, Test, and Acceptance.

(A)    Notice of Completion and Evaluation. At each milestone or gateway, as applicable, set forth on Schedule 2, Rivian will provide Amazon with a written notice of completion when Rivian reasonably believes it has completed the applicable Development Deliverables with respect to such milestone or gateway set forth in the Project Plan and Schedule. Rivian will, in accordance with the Project Plan and Schedule, submit to Amazon those Development Deliverables required to be submitted in accordance with the Project Plan and Schedule and any information reasonably requested by Amazon for

9

review and testing of the Development Deliverables. With respect to those Development Deliverables required to be provided in accordance with the Project Plan and Schedule, Amazon may conduct on its own, or with respect to Pre-Production Delivery Vehicles, in collaboration with Rivian as further set forth in Section 3.5 (Pre-Production Delivery Vehicles in the Development, Validation and Certification Plan) of the Framework Addendum, inspection and testing of each Development Deliverable following delivery to Amazon to confirm that it complies with the applicable Development Acceptance Criteria (as defined in Section 2.5(B) below) (which may include, as applicable, any quality and testing requirements as set forth in this Work Order or any other applicable Order relating to Rivian’s manufacturing process). Rivian will provide to Amazon access to the systems, hardware, Software, and information that are required for inspection and testing of the Development Deliverables and Amazon may use such materials provided by Rivian to evaluate, inspect, and test the Development Deliverables to verify compliance with the Development Acceptance Criteria (as defined below). Notwithstanding the foregoing, and in recognition that Development Deliverables (including any Pre-Production Delivery Vehicles) will be prototypes or in any event not final versions of the Products, all requirements, terms and conditions relating to Pre- Production Delivery Vehicles shall be as mutually agreed by the Parties and set forth in an addendum attached to this Work Order. Rivian will support joint in-field testing of “1.0 Validation Prototypes” and “Tooling Tryout Vehicles” (as such terms are used in Schedule 13) owned by Rivian, in Amazon operations over multiple weeks, with the support of Rivian engineers and other Personnel. The joint testing of the “1.0 Validation Prototypes” and “Tooling Tryout Vehicles” (as such terms are used in Schedule 13) contemplated in Schedule 2 is intended to (i) confirm the final Products will meet the Specifications and (ii) confirm the final Products will not trigger the Cancellation Conditions (as defined in Schedule 15), in each case, on and following the Start of Production Date.

(B)    Acceptance. Unless expressly agreed by the Parties in writing otherwise, all Development Deliverables will be subject to Amazon’s acceptance in accordance with the applicable Development Acceptance Criteria. With respect to the submission and acceptance of the Development Deliverables, as applicable, the Parties agree to each act in good faith. Following Rivian’s delivery of a Development Deliverable in accordance with the Project Plan and Schedule, Amazon will have seven (7) business days (the “Development Inspection Period”) to either (i) notify Rivian in writing that it is rejecting the Development Deliverable for failing to comply with the mutually agreed upon objective acceptance criteria for such Development Deliverable set forth in Schedule 1 or Schedule 3, as applicable (the “Development Acceptance Criteria”) which writing will set forth the reasons the Development Deliverable does not comply with the foregoing acceptance criteria (a “Development Rejection Notice”) or (ii) notify Rivian in writing that Amazon requires additional time to inspect and test the Development Deliverable (a “Development Extension Notice” and together with the Development Rejection Notice, a “Development Issue Notice”). If Rivian does not receive a Development Issue Notice prior to the expiration of the Development Inspection Period, the Development Deliverable will be deemed accepted by Amazon.

(C)    Acceptance Delays of Development Deliverables. If Rivian receives a Development Extension Notice prior to the expiration of the Development Inspection Period, then all timelines, milestones and deadlines set forth in the Project Plan and Schedule (including the Start of Production Date) will be extended on a day-for-day basis for the additional time set forth in the Development Extension Notice (and any additional time beyond such period as is required by Amazon to complete its inspection and acceptance process) (“Amazon Development Delay Period”).

(D)    Rejection of Development Deliverables. If Rivian receives a Development Rejection Notice before the expiration of the Development Inspection Period, Amazon will place the Development

10

Deliverable that failed the Development Acceptance Criteria (the “Failed Development Deliverable”) in a secure location within its premises. Thereafter, [***] will have the obligation, [***], to correct or repair the Failed Development Deliverable so that it meets the Development Acceptance Criteria in accordance with the process outlined in this Section 2.5 for a period commencing on the date Rivian receives a Development Rejection Notice and ending on a date that is ninety (90) days after the date Rivian receives such Development Rejection Notice (collectively, the “Development Cure Period”).

(E)    Failure to Cure Failed Development Deliverable. If Rivian does not cure a Failed Development Deliverable prior to the expiration of the Development Cure Period, such occurrence will be deemed a Cancellation Condition following written notice by Amazon in accordance with Section 8.3 (Suspension, Cancellation, and Termination – Cancellation Conditions).

(F)    Resolving Disputes. In the event that Rivian does not agree with a determination by Amazon that a Development Deliverable does not meet the applicable Development Acceptance Criteria, the Parties after consultation with the Steering Committee will make a determination as to whether such Development Deliverable meets the applicable Development Acceptance Criteria. As set forth in Schedule 8, in the event of a failure of the Parties to agree upon such determination, the Parties will resolve such dispute in accordance with the provisions of Section 16.8 (Dispute Resolution) of the Framework Addendum. In the event that a determination is made by the Parties or pursuant to such dispute resolution procedures, as applicable, in favor of a Development Deliverable meeting the applicable Development Acceptance Criteria, (i) the number of days constituting an Amazon Development Delay for purposes of Section 2.1(B)(ii) will be such equitable number of days as is mutually agreed by the Parties and (ii) the Amazon Delay Costs with respect to such Amazon Development Delay shall be as mutually agreed by the Parties based upon such agreed number of days in such delay. For the avoidance of doubt, acceptance of a Development Deliverable does not limit any rights or remedies of Amazon, or any obligations of Rivian, under the Agreement, including on account of a later detected failure with respect to any related Products subsequently purchased by Amazon.

2.6    Key Personnel. The following is a list of Key Personnel under this Work Order:

NAME	JOB DESCRIPTION
[***]	SteerCo (Lead): Overall Programs & Relationship

[***]	SteerCo: Overall Strategy & Commercial Responsible

[***]	SteerCo: Overall Engineering Responsible

[***]	SteerCo: Overall Technology Responsible

[***]	Vehicle Line Director: Volta Engineering Lead

The following is a list of Amazon Steering Committee members under this Work Order:

NAME	JOB DESCRIPTION
[***]	SteerCo (Lead): Overall Programs and Relationship

[***]	SteerCo: Process Engineering

[***]	SteerCo: Manufacturing

[***]	SteerCo: Technology

11

3.	SUPPLY SERVICES.

3.1	Supply Services.

(A)    Election to Manufacture Products. In connection with its obligations to perform the Supply Services, and without limiting its other obligations under the Agreement, at Amazon’s option and election, Rivian will Manufacture and make available for purchase by Amazon, as applicable, (i) Delivery Vehicles at the Price calculated in accordance with Schedule 4, (ii) the Skateboard alone at the Price calculated in accordance with Schedule 4, and/or (iii) certain Component Parts of the Skateboard (but not the full Skateboard) at Prices agreed in writing from time to time. Notwithstanding anything herein to the contrary, (x) Amazon will be deemed to have elected that Rivian Manufacture and make available for purchase the full Delivery Vehicle as of the Start of Production Date and (y) Amazon may elect to manufacture or have manufactured top hats in parallel with Rivian’s Manufacture of full Delivery Vehicles pursuant to this Work Order (“Parallel Top Hat Manufacturing”) on not less than six (6) months’ prior written notice to Rivian. In the event that Amazon changes its election from the Manufacturing of full Delivery Vehicles to Skateboards or Component Parts of Skateboards, or vice versa, Amazon will pay all costs and expenses reasonably incurred by Rivian arising from such change in election.

(B)    Top Hat Wind-Down. Notwithstanding anything to the contrary contained in the Agreement (including any Purchase Order), Amazon may suspend, cancel or terminate all Top Hat Production by Rivian for Amazon after the Start of Production Date under this Work Order (“Top Hat Wind-Down”) for convenience by providing Rivian with at least nine (9) months’ prior written notice (“Top Hat Wind-Down Notice”). For clarity, Top Hat Wind-Down does not include Parallel Top Hat Manufacturing. After Rivian receives the Top Hat Wind-Down Notice, the Parties will negotiate in good faith a Top Hat Wind-Down plan. Rivian will use commercially reasonable efforts to minimize costs associated with the Top Hat Wind-Down. [***].

3.2	Suppliers and Subcontractors.

(A)    Notwithstanding anything in the Agreement to the contrary, Amazon will have no rights to approve any of Rivian’s Suppliers or Subcontractors other than as set forth in this Section 3.2 and Section 7 (Subcontractors) below. In the event that Rivian intends to change Skateboard battery cell Suppliers, (a) Rivian may engage and purchase Skateboard battery cells from any of the approved Suppliers set forth in Schedule 7 (or any Affiliate thereof) without Amazon’s prior consent, but (b) Rivian will not engage or purchase Skateboard battery cells from any new Skateboard battery cell Supplier that is not an approved Supplier set forth in Schedule 7 (or an Affiliate thereof) without Amazon’s prior consent

12

(not to be unreasonably withheld, conditioned or delayed). With respect to the Component Parts listed on Schedule 7 for autonomous driving technology Level 1 through 3 autonomy, Rivian will provide Amazon with prior written notice of selection of or change to any Supplier and consider Amazon’s feedback in good faith.

(B)    Rivian will not enter into any agreement with a Supplier that explicitly prohibits Amazon from entering into an agreement with such Supplier for the supply of Component Parts for the Top Hat or Custom Spare Parts or explicitly requires such Supplier to limit its sale of Component Parts for the Top Hat or Custom Spare Parts to Amazon.

(C)    Rivian will not enable integration with any vendor for autonomous driving technology Level 4 or Level 5 autonomy with respect to Skateboards or Delivery Vehicles without Amazon’s prior written consent.

(D)    For those Component Parts of the Skateboard identified in Section 2 of Schedule 17, Amazon will have the option, with sixty (60) days’ advance notice to Rivian, to purchase Skateboards without such Component Parts and source such Components Parts directly or direct Rivian to source such Component Parts.

3.3    Minimum Annual Capacity Requirements. Unless otherwise agreed by the Parties, and subject to the terms and conditions of the Agreement (including a Force Majeure), (a) if Amazon elects to have Rivian Manufacture the Delivery Vehicles, Rivian will ensure it has sufficient capacity at the Rivian Manufacturing Facility to produce at least [***] Delivery Vehicles per year following the date of the start of Production of Delivery Vehicles and (b) if Amazon elects to have Rivian Manufacture the Skateboards alone, Rivian will ensure it has sufficient capacity at the Rivian Manufacturing Facility to produce at least [***] Skateboards per year following the date of the start of Production of Skateboards alone.

3.4    Timing; Production Schedule for Supply. Without limiting, and in addition to, the Parties’ other obligations under the Agreement, Rivian agrees to perform the Supply Services in accordance with the timelines, milestones, deadlines, and Production schedule as set forth in Schedule 12 to this Work Order. Rivian will promptly inform Amazon in the event Rivian believes or determines any of the timelines, milestones or deadlines set forth in the Project Plan and Schedule will not be met.

3.5	Forecasts, Lead Time and Projections.

(A)    Forecasts. Schedule 5 to this Work Order sets forth a non-binding order plan for the first six (6) calendar quarters immediately following the Start of Production Date of the Products (“Initial Order Plan”). Schedule 5 to this Work Order sets forth a non-binding forecast of Delivery Vehicle and Skateboard units by Authorized Territory for the three (3)-year period following the start of Production. The initial forecast attached hereto as Schedule 5, together with such updated forecasts, are referred to in this Work Order as “Forecasts.” Subject to Section 3.5(B) below and the Parties’ agreement on the Price(s) for the applicable Product(s), during the period covered by the Initial Order Plan, Rivian will accept Purchase Orders delivered by Amazon for the number of Product units specified in the Initial Order Plan; Rivian may, but is not obligated to, accept Purchase Orders for a number of Product units greater than the number of Product units specified in the Initial Order Plan. After the period covered by the Initial Order Plan, with respect to each of the first twelve (12) calendar months covered by the then-current Forecast, Rivian will accept a Purchase Order for up to the number of Product units specified in the most recent Forecast for that calendar month (to the extent Amazon submits any Purchase Order for such calendar month in accordance with the WO Lead Time (as defined below)) and may, but is not obligated to, accept

13

a Purchase Order for a greater number of Product units with respect to such calendar month. Each updated Forecast is subject to Rivian’s review and approval, not to be unreasonably withheld, conditioned, or delayed. If Rivian does not for any reason approve an updated Forecast proposed by Amazon, the Forecast last approved by Rivian will remain in effect for purposes of this Section 3.5(A) unless and until Rivian approves an updated Forecast proposed by Amazon. Notwithstanding anything in the foregoing to the contrary, unless otherwise agreed by the Parties, no Forecast shall set forth a monthly aggregate volume of Delivery Vehicles and Skateboards greater than [***] units. With respect to each six (6) month period covered by a Forecast (the “Projection Period”), Amazon will, no less than eight (8) months prior to the Projection Period, update such Forecast for the Projection Period to include a projection of requested Delivery Vehicle and Skateboard volume, Production volume (categorized by Product Mix (as defined below)) by month for the Projection Period (the “Amazon Projection”). Rivian will provide Amazon with a Price quote for the Products for the Amazon Projection (the “Price Quote”) based on the most recent Forecast and information available to Rivian, including expected bill of materials costs, expected labor costs, expected allocation of overhead costs, expected allocation of bulk item costs, and other expected assembly costs, but excluding final delivery cost; provided, however, if a Purchase Order submitted by Amazon is different than the Amazon Projection (or a Purchase Order previously submitted is modified), Rivian may factor such differences in the Price Quote. The Price Quote will be subject to [***]. For purposes of this Section 3.5 and each Purchase Order, “Product Mix” means each of the following with respect to a Delivery Vehicle or Skateboard: (i) the vehicle variant (e.g., 500, 700, and 900); (ii) left hand drive or right hand drive; and (iii) any other defining features relating to such Delivery Vehicle or Skateboard (such as optional features).

(B)    Lead Time. Unless otherwise agreed by the Parties, Amazon will submit to Rivian Purchase Orders substantially in the form of Schedule 9 for Product units, specifying volume and Product Mix (unless otherwise agreed by Rivian in writing) no less than six (6) months prior to the scheduled Production date of the Product units set forth therein (“WO Lead Time”). The Purchase Orders will specify the delivery destination for Authorized Territories outside the United States. The Purchase Orders will not be required to specify the delivery destination for specific states and territories of the United States, and with respect to deliveries to states and territories of the United States, Amazon will notify Rivian in writing at least one (1) week prior to the scheduled Production date of the Products, the final delivery location for the Products. Upon acceptance of a Purchase Order for Delivery Vehicles from Amazon that identifies the Authorized Territory for such Delivery Vehicles, Rivian is agreeing that the Delivery Vehicles will be Eligible for Sale, Service, and Operation in such Authorized Territories on the date the Delivery Vehicles are delivered. The Parties acknowledge and agree that, notwithstanding anything in the Agreement to the contrary, Manufacturing capacity at the Rivian Manufacturing Facility will be subject to a ramp-up plan as described in the Production schedule set forth in Schedule 12 to this Work Order (the “Ramp-Up Plan”). During the period of time set forth in Schedule 12 corresponding to the Ramp-Up Plan, Rivian will have no obligation to Manufacture any amount of Product units greater than the applicable volume set forth in the Ramp-Up Plan, and no Cancellation Condition, breach or other penalty, Amazon cause of action, or otherwise will apply due to this limitation of capacity. For clarity, the Ramp-Up Plan does not obligate Amazon to purchase Products or Services from Rivian until Amazon has issued a Purchase Order.

(C)	Purchase Order Parameters.

(i)    Except (a) as set forth in Schedule 15, or (b) if Rivian does not, or communicates to Amazon it is unable or unwilling to, Manufacture at least [***] Delivery Vehicles and Skateboards in the aggregate as specified in the applicable Purchase Order, then: if a Purchase Order sets forth a

14

requested volume of less than [***] Delivery Vehicles and Skateboards in the aggregate in a given calendar month, [***]. In the event of Parallel Top Hat Manufacturing, if Amazon purchases at least [***] Delivery Vehicles and Skateboards in the aggregate in any one (1) calendar month but does not purchase at least [***] Delivery Vehicles in such calendar month, the applicable price caps (as set forth in Schedule 4) shall not apply with respect to Top Hat BOM and Top Hat Assembly (as such terms are defined in Schedule 4) with respect to all such Delivery Vehicles purchased in such calendar month.

(ii)    If a Purchase Order sets forth a requested volume of more than [***] Delivery Vehicle and Skateboard units in the aggregate to be delivered in a given calendar month, Rivian may reject the Purchase Order without liability and notify Amazon if and when Rivian will be able to deliver Delivery Vehicle or Skateboard units in excess of [***] Delivery Vehicle and Skateboard units in the aggregate. Amazon may in its discretion elect whether to modify the Purchase Order to adjust delivery dates or the requested volume. Rivian will not be in breach of the Agreement for not being able or willing to deliver the units in excess of [***] Delivery Vehicle and Skateboard units in the aggregate in a calendar month.

(D)    Core-Based Statistical Areas. No later than nine (9) months prior to the first Deployment of Delivery Vehicles in a core-based statistical area as defined by the United States Office of Management and Budget (“CBSA”) within an Authorized Territory in the United States, Amazon shall deliver notice to Rivian that it intends to Deploy Delivery Vehicles in such CBSA (“Intent to Deploy Notice”). No later than six (6) months prior to the delivery of the first Delivery Vehicle by Rivian intended to be Deployed in such CBSA, Rivian shall deliver confirmation to Amazon that Rivian is able to provide such service (by itself or through a third party) to Delivery Vehicles in such CBSA as required pursuant to this Agreement or other service agreement entered into by the Parties as contemplated herein (“Rivian Confirmation Notice”). No later than two (2) months after delivery of the Rivian Confirmation Notice, Amazon will provide notice if it no longer intends to Deploy Delivery Vehicles in such CBSA (“No Intent to Deploy Notice”). If (i) Amazon fails to provide the No Intent to Deploy Notice in accordance with the preceding sentence, and (ii) Amazon does not Deploy in a CBSA within eighteen (18) months following Amazon’s delivery of the Intent to Deploy Notice, Amazon will [***].

3.6	Delivery of Product Units; Transportation.

(A)	Delivery.

(i)    With respect to Product units sold in (and designated for use in) the United States, unless otherwise agreed by the Parties, Rivian will arrange for Product units to be delivered to the US Inspection Location (as defined below in Section 3.7(A)(i)). In the event that, with respect to any Purchase Order or other subset of Product units, the Parties agree that [***] will be responsible for shipment of the applicable number of Product units from the Rivian Manufacturing Facility to a location designated by Amazon, [***] will be responsible for [***].

15

(ii)    With respect to Product units sold outside (and designated for use outside) the United States, Rivian will arrange for Product units to be delivered at the Non-US Inspection Location (as defined below in Section 3.7(A)(ii)). In the event that, with respect to any Purchase Order or other subset of Product units, the Parties agree that Rivian will be responsible for shipment of the applicable number of Product units from the Rivian Manufacturing Facility to a location outside the United States designated by Amazon, [***] will be responsible for [***].

(iii)    For Rivian to satisfy its obligations to deliver Product units by the applicable delivery date, such Product units must Conform when delivered by such date provided that a Non- Conformity identified after acceptance will not affect the treatment of the Product unit as delivered on the delivery date.

(iv)    Title and risk of loss will pass to Amazon upon delivery at the Inspection Location (as defined in Section 3.7(A)(ii)).

(B)    Late Delivery. If delivery of all or any part of a shipment of Product units is or will be delayed by more than twenty-four (24) hours beyond the applicable delivery date (which date, unless otherwise mutually agreed by the Parties, will be the date on which the applicable Product unit is delivered at the US Inspection Location, Rivian will immediately notify Amazon and the Authorized Purchaser (if applicable), in writing and include all relevant information concerning the delay, including an explanation of the reason for the delay and a written corrective action plan to mitigate or prevent the delay and any future delays. If Amazon delays in its performance of an Amazon Gateway Decision that results in a delay in delivery, then the delivery date will be extended on a day-for-day basis unless otherwise agreed in writing by the Parties. If the delivery is delayed for a period of [***]. If the delivery is delayed by [***] beyond the applicable delivery date, at Amazon’s discretion, either (i) [***] or (ii) Amazon or the Authorized Purchaser as directed by Amazon, as applicable, may cancel all or any portion of the applicable Purchase Order for such delayed Product units that have not yet been delivered without liability.

(C)    Transportation. If the Parties agree that Rivian will ship Product units to the final destination for the Products or, if different from the Rivian Manufacturing Facility, the US Inspection Location, Rivian will ship such Product units in accordance with the reasonable shipping, transportation and logistics instructions provided by Amazon and will properly package the Product units in a manner intended to protect against damage or deterioration during shipment and handling. [***]. In addition, and notwithstanding anything to the contrary contained in the Agreement (including Section 3.6(B) (Late Delivery) of this Work Order or Schedule 15), Rivian is not responsible and will not be liable for any delays caused by the applicable transportation provider. Amazon is responsible for risk of loss and

16

damage during transit if the shipping, transportation, and logistics method is selected by Amazon. Rivian is responsible for risk of loss and damage during transit if the shipping, transportation and logistics method is selected by Rivian; provided, however, (x) Rivian will obtain appropriate insurance coverage on the Product units, the cost of which will be passed through to Amazon, (y) Rivian’s liability for loss or damage during transit will not exceed the insurance recovery for such loss or damage, and (z) Rivian will pay over or credit any insurance recovery directly to Amazon once received. The method of shipment must be consistent with the nature of the shipment and hazards of transportation and in accordance with reasonable and customary industry practices for transporting the applicable Product units. Each shipment must be accompanied by a manifest identifying all items included with the shipment. For the avoidance of doubt, this Section 3.6(C) applies to all transportation of the Product units whether from the Rivian Manufacturing Facility to an Inspection Location, the Inspection Location to the final delivery location, or otherwise.

3.7	Post-Production Product Inspection and Acceptance; Rejection of Product Units.

(A)	Inspection and Acceptance.

(i)    Product Units Delivered in the United States. For Product units delivered by Rivian or a third party engaged by Rivian or Amazon in the United States, Amazon will have the right at the Rivian Manufacturing Facility (assuming final assembly occurs at the Rivian Manufacturing Facility) or an alternative site agreed by the Parties (the “US Inspection Location”) to conduct any nondestructive inspection or testing of each Product unit for a period of forty-eight (48) hours following the close of business of the date that the Product unit arrives at the US Inspection Location to determine whether the Product is Conforming (the “US Inspection Period”). Rivian may perform final assembly at locations other than the Rivian Manufacturing Facility with Amazon’s prior written consent, in which case the Parties agree to negotiate terms that apply to such assembly and inspection by Amazon. If Amazon fails to notify Rivian that Amazon rejects a Product unit for Non-Conformity prior to the expiration of the US Inspection Period, the Product unit will be deemed accepted by Amazon, and payment will be due for that Product unit. If Amazon rejects a Product unit for Non-Conformity prior to the expiration of the US Inspection Period, such rejection will be handled in accordance with Section 3.7(B) below. Amazon’s acceptance of a Product unit under a Purchase Order will not be deemed acceptance of any other Product unit under the same or different Purchase Order, and Amazon may provide separate acceptance of each Product unit under any Purchase Order. Amazon’s acceptance of Product units will not relieve Rivian of any of its obligations under the Agreement.

(ii)    Product Units Delivered Outside of the United States. For Product units delivered by Rivian or a third party engaged by Rivian or Amazon outside of the United States, Amazon will have the right at the Rivian Manufacturing Facility or an alternative site agreed to by the Parties (the “Non-US Inspection Location” and together with the US Inspection Location, the “Inspection Location”) to conduct any nondestructive inspection or testing for a period of forty-eight (48) hours following the close of business of the date that the Product unit arrives at Non-US Inspection Location to determine whether the Product is Conforming (the “Non-US Inspection Period” and together with the US Inspection Period, the “Inspection Period”). Notwithstanding the foregoing, if the final assembly for a Product occurs at a location other than the Rivian Manufacturing Facility, the Parties will agree on an amendment to this Work Order to address terms that will apply to allow Amazon to perform inspections at the final assembly location. If Amazon fails to notify Rivian that Amazon rejects a Product unit for Non-Conformity prior to the expiration of the Non-US Inspection Period, the Product unit will be deemed accepted by Amazon, and payment will be due for that Product unit. If Amazon rejects a Product unit for Non-Conformity during

17

the Non-US Inspection Period, such rejection will be handled in accordance with Section 3.7(B). Amazon’s acceptance of a Product unit under a Purchase Order will not be deemed acceptance of any other Product unit under the same or different Purchase Order, and Amazon may provide separate acceptance of each Product unit under any Purchase Order. Amazon’s acceptance of Product units will not relieve Rivian of any of its obligations under the Agreement.

(iii)    Periodic Testing of Product Units. Amazon has the right, at its discretion, to select one or more delivered Product units and test such Product units’ quality and Conformance (including with the applicable Requirements), at its sole cost and expense. Rivian has no obligation to offer new infrastructure for inspection and testing.

(B)    Rejection. All Product units delivered will be subject to Amazon’s acceptance in accordance with Section 3.7(A). If Amazon rejects a Product unit prior to the expiration of the Inspection Period, Amazon will notify Rivian of Amazon’s rejection and include a detailed description of the reason for rejection (the “Rejection Notice”). Following Rivian’s receipt of a Rejection Notice, as soon as possible but in any event no longer than thirty (30) days after Rivian’s receipt of the Rejection Notice, Rivian will correct, repair or replace the Product unit so that it is ready for inspection and acceptance by Amazon in accordance with Section 3.7(A). Any Product unit that is corrected, repaired or replaced by Rivian will be subject to the acceptance and rejection in accordance with this Section 3.7. Rivian will be responsible for all costs related to correction, repair, replacement or other remedy implemented by Rivian until the Product unit is accepted by Amazon in accordance with Section 3.7(A). The Rivian Warranty will survive, in accordance with its terms, any delivery, inspection, acceptance, payment, or subsequent use or authorized repair. If Amazon prepays or otherwise makes a payment of invoices prior to the Product unit being accepted by Amazon in accordance with Section 3.7(A), payment of invoices will not be deemed acceptance of Product units delivered. For the avoidance of doubt, Amazon will not have the right to reject any Product unit delivered in accordance with a Purchase Order that is Conforming.

(C)    Later Detected Failures. For the avoidance of doubt, acceptance of a Product unit does not limit any rights or remedies of Amazon, or any obligations of Rivian, under the Agreement, including on account of a later detected failure of such Product unit to Conform.

3.8	Storage; Additional Production Vehicles.

(A)    Rivian will be responsible for storing up to an aggregate of [***] Delivery Vehicles at the Rivian Manufacturing Facility at any time during the term of this Work Order at no additional cost to Amazon. If the aggregate quantity of Delivery Vehicles stored exceeds [***] at any time during the term of this Work Order, and provided that Rivian has availability at the Rivian Manufacturing Facility, Amazon may rent additional spaces from Rivian subject to the Parties’ mutual agreement on the rental rate and other terms for such additional spaces. Rivian agrees to notify Amazon once more than [***] Delivery Vehicles are stored at the Rivian Manufacturing Facility. If Amazon is only purchasing Skateboards from Rivian, Rivian agrees to store such Skateboards subject to the Parties agreeing on the costs and expenses to be paid by Amazon to ensure the safe storage of such Skateboards. Rivian will grant Amazon reasonable access to the storage location at the Rivian Manufacturing Facility such that Amazon can inspect such location, locate Amazon Personnel and implement reasonable security measures that are selected by Amazon and subject to approval by Rivian, such approval not to be unreasonably withheld.

(B)    Rivian will have the right (but not the obligation) to Manufacture, own and hold in its inventory Skateboards and Delivery Vehicles, at its sole cost and expense, for (i) internal research and

18

development of Delivery Vehicles in connection with this Agreement, subject to the restrictions in the Agreement including without limitation Section 5 (Proprietary Rights and Intellectual Property) and (ii) use as loaner or replacement Product units in conjunction with its obligations under the Agreement (including as a full or partial cure of any breach or Cancellation Condition). Rivian will not use (or enable any third party to use) the Delivery Vehicles for any purpose other than as expressly permitted under the Agreement and will not use Amazon-branded versions of the Delivery Vehicles without prior consent from Amazon.

3.9	Dedicated Top Hat Tooling.

(A)    Until Amazon has satisfied the [***] (the “Ownership Transfer Date”), (i) Rivian will have the sole and exclusive ownership of all right, title, and interest in and to the Dedicated Top Hat Tooling and Amazon will have no right or property interest therein except the right to use the Dedicated Top Hat Tooling in accordance with the Agreement, and (ii) any alterations, additions and improvements to the Dedicated Top Hat Tooling of any kind, whether made by Amazon or a third party, will immediately become the property of Rivian until the Ownership Transfer Date. Rivian shall not incur or allow any Lien on any Dedicated Top Hat Tooling or Shared Top Hat IP other than Permitted Liens. “Permitted Liens” means (a) Liens existing on the WO Effective Date and disclosed to Amazon or that are in favor of Amazon; (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Rivian maintains adequate reserves on its books in accordance with Generally Accepted Accounting Principles; (c) statutory Liens securing claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other Persons imposed without action of such parties; (d) Liens arising from the filing of any financing statement on operating leases, to the extent such operating leases are permitted under the Agreement; (e) Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting a material breach of the Agreement; and (f) licenses of Intellectual Property Rights permitted in the Agreement.

(B)    In the event the Dedicated Top Hat Tooling is transferred to Amazon or a third party appointed by Amazon in accordance with Section 3.9(E) below (whether the Dedicated Top Hat Tooling is located at the Rivian Manufacturing Facility or at Rivian’s Suppliers) prior to the Ownership Transfer Date, the Parties agree as follows:

(i)    Amazon’s or any third party’s possession of the Dedicated Top Hat Tooling will be on a bailment basis only as Rivian’s bailee;

(ii)    Amazon shall notify Rivian in writing of the location of the Dedicated Top Hat Tooling at all times;

(iii)    Amazon, at Amazon’s sole cost and expense, will maintain the Dedicated Top Hat Tooling in the same condition as it was received and perform all necessary repairs for the Dedicated Top Hat Tooling, in each case, normal wear and tear excepted;

(iv)    Rivian may display notice of its ownership on the Dedicated Top Hat Tooling and neither Amazon nor any of its third parties will remove any such ownership tags, plates, or identification on the Dedicated Top Hat Tooling;

(v)    Amazon will bear the risk of loss or damage to the Dedicated Top Hat Tooling and no such loss, theft, or damage to the Dedicated Top Hat Tooling will relieve Amazon of its obligations under this Work Order with respect to the [***];

19

(vi)    If the bailment of the Dedicated Top Hat Tooling with Amazon or a third party is, contrary to the intent of the Parties, construed by a court of competent jurisdiction as an installment sale or consignment, Amazon hereby creates and grants to Rivian a purchase money security interest in the Dedicated Top Hat Tooling, together with all replacements thereof and all attachments and accessories now or hereafter installed therein or affixed thereto, in order to secure Amazon’s obligations to Rivian under this Work Order with respect to [***] and Amazon authorizes Rivian to file any UCC-1 financing statement to identify the Dedicated Top Hat Tooling as Rivian’s property and to perfect any security interest of Rivian in such rights; and

(vii)    Rivian shall not be liable to Amazon or any third party for any loss or damage to Amazon or any of Amazon’s third parties caused directly or indirectly by any Dedicated Top Hat Tooling, by an inadequacy thereof, or defect therein; provided, however, Rivian will assign to Amazon any claims with respect thereto that Rivian would otherwise have against the manufacturer of such Dedicated Top Hat Tooling.

(C)    Upon the Ownership Transfer Date, (i) ownership of any and all Dedicated Top Hat Tooling will automatically transfer to Amazon (and any liens that Rivian may have in the Dedicated Top Hat Tooling will be released) on the date the relevant event occurs, and (ii) unless otherwise agreed by Amazon and prior to termination of this Work Order, Rivian will be prohibited from using the Dedicated Skateboard Tooling for any purpose other than as contemplated by the Agreement in fulfillment of its obligations to Amazon hereunder. Without limiting the foregoing, Rivian agrees to include a provision in its Supplier agreements that ownership of the Dedicated Top Hat Tooling may be transferred to Amazon, including any Dedicated Top Hat Tooling with markings.

(D)    Rivian will cooperate with Amazon and its designees, both during and after the term of the Work Order, to vest, perfect, preserve, and enforce (as applicable) Amazon’s rights and interest in and to any Dedicated Top Hat Tooling that is transferred to Amazon under this Work Order, including executing reasonably requested written instruments, labeling the Dedicated Top Hat Tooling to reflect Amazon’s ownership thereof, requiring any third party in physical possession of Dedicated Top Hat Tooling to segregate it from any other tooling or equipment that is not owned by Amazon when such Dedicated Top Hat Tooling is not in use, and performing such other reasonably requested acts , in each case, at no cost or expense to Rivian, as may be necessary or useful to vest, perfect, preserve, and enforce (as applicable) Amazon’s rights and interests in such Dedicated Top Hat Tooling. Prior to the Ownership Transfer Date: (1) Rivian shall notify Amazon in writing of the location of the Dedicated Top Hat Tooling at all times; (2) Rivian, at Rivian’s sole cost and expense, will maintain the Dedicated Top Hat Tooling and perform all necessary repairs for the Dedicated Top Hat Tooling, in each case, normal wear and tear excepted; (3) as between Amazon and Rivian, Rivian will bear the risk of loss or damage to the Dedicated Top Hat Tooling; and (4) Rivian will display notice of its ownership on the Dedicated Top Hat Tooling when in the possession of third parties and Rivian will use reasonable efforts to ensure that such ownership tags, plates, or identification on the Dedicated Top Hat Tooling are not removed. Rivian will not, and will cause its Affiliates not to, interfere with Amazon’s right to take ownership of the Dedicated Top Hat Tooling following the Ownership Transfer Date.

(E)    If Dedicated Top Hat Tooling is on the premises of one of Rivian’s Suppliers of Component Parts, then Rivian will, at Amazon’s election, (i) in the event of either a Top Hat Wind-Down or Parallel Top Hat Manufacturing, provide the Supplier with written consent to allow Amazon to purchase the applicable

20

Component Parts from the Supplier using such Dedicated Top Hat Tooling or request that the Supplier supply Component Parts directly to Amazon under the terms of Rivian’s existing agreements with such Supplier and/or (ii) only in the event of a Top Hat Wind-Down, direct such Supplier to make such Dedicated Top Hat Tooling available to Amazon so that it may be accessed and/or retrieved by Amazon (and Amazon will be responsible for the costs of breaking down, transporting, and other costs related to removing such Dedicated Top Hat Tooling to the extent not paid by the Supplier). In the event of a Top Hat Wind Down and Rivian does not continue to supply Component Parts using the Dedicated Top Hat Tooling located at the Rivian Manufacturing Facility, Amazon agrees to remove all Dedicated Top Hat Tooling from the Rivian Manufacturing Facility no later than sixty (60) days following the Top Hat Wind Down Notice. If Amazon fails to remove the Dedicated Top Hat Tooling on or before such date, Amazon will be responsible for the costs and expenses for Rivian to remove and store such Dedicated Top Hat Tooling.

(F)    During any Parallel Top Hat Manufacturing in which Amazon is purchasing parts that are Manufactured with the Dedicated Top Hat Tooling (which, for the avoidance of doubt, do not include full Delivery Vehicles from Rivian), the Parties agree (i) [***] the upkeep, maintenance, repair, and replacement costs of such Dedicated Top Hat Tooling based on the Parties’ respective use of the Dedicated Top Hat Tooling, and (ii) Rivian will not be in breach of the Agreement (including any Cancellation Condition), including obligations to supply Delivery Vehicles, to the extent caused by Rivian’s inability to Manufacture such Delivery Vehicles as a result of concurrent use by a Supplier of the same Dedicated Top Hat Tooling by or for Amazon.

(G)    Non-Exclusivity at the Rivian Manufacturing Facility. Subject to the terms and conditions of this Work Order, Rivian is not permitted to use Dedicated Tooling in connection with any activities that Rivian performs for any Person other than Amazon. For the avoidance of doubt, the Rivian Manufacturing Facility will be used by Rivian for any other business activity of Rivian including, without limitation, to assemble vehicles for Rivian, other customers of Rivian, and to conduct other related activities.

4.     SUPPORT SERVICES.

4.1     Data.

(A)    To the extent and as set forth in Schedule 10, as may be amended from time to time as set forth in this Work Order, the Delivery Vehicle and Skateboard units purchased from Rivian by Amazon will Process certain types of Vehicle Data or Geolocation Data, provided that in no event may the Delivery Vehicle or Skateboard units collect or otherwise Process any Personal Data except as otherwise expressly agreed by the Parties.

(B)    Schedule 10 sets forth the Parties’ rights and restrictions with respect to Processing of data (including data ownership, access rights, permitted uses and restrictions), and the Parties will comply with such access rights, permitted uses and restrictions. For the purposes of Schedule 10:

(i)    Any rights of Rivian in Schedule 10 to use data for autonomous functionality are limited to [***]. In the event Rivian desires to use data for [***], Rivian will obtain Amazon’s prior written consent;

(ii)    “Data contained within embedded source code” (as such term is used in Schedule 10) will be deemed to be excluded from Amazon Information (as defined in the InfoSec Policy). With respect to Raw Data (as defined below) and Processed Data (as defined below) but excluding Amazon LMT Data (as defined in Schedule 10), the “Permitted Purpose” limitation set forth in the InfoSec Policy is

21

hereby deleted and replaced with the “Permitted Use” set forth in Schedule 10. Rivian shall have no right to Process Amazon LMT Data except to the extent expressly authorized in writing by Amazon on a case- by-case basis and only in accordance with the InfoSec Policy;

(iii)    Schedule 10 does not address the Parties’ rights and restrictions with respect to data generated by or from aftermarket hardware (e.g., sensors, cameras) installed in the Delivery Vehicles or delivery or logistics vehicles;

(iv)    “Processed Data” shall have the meaning set forth in Schedule 10. “Raw Data” shall have the meaning set forth in Schedule 10;

(v)    In this Section 4.1(B)(v), all terms are used as described in Schedule 10. For purposes of this Section 4.1(B) and Schedule 10, “Camera data,” “Skateboard data” and “Top Hat data,” whether “data contained within embedded source code” or Raw Data, will be deemed not to include Amazon LMT Data.

(C)    Rivian will ensure that the agreements that it enters into with Rivian’s Suppliers and Subcontractors that have rights to any of the Processed Data or Raw Data will enable Rivian to transfer ownership of the applicable rights with respect to data in accordance with Schedule 10.

(D)    Rivian hereby irrevocably assigns and agrees to assign to Amazon all of its right, title and interest in and to (i) the Processed Data that Schedule 10 states Amazon is to own, and (ii) the Amazon LMT Data. Rivian will take all steps necessary (including execution of documents) to convey to Amazon the foregoing assignments and rights and, at Amazon’s sole cost and expense, to establish, evidence, maintain, and defend such rights.

(E)    Rivian or its approved designees will have the right to Process Personal Data collected by the Delivery Vehicles solely to the extent necessary (i) to enable Rivian to comply with Laws, and (ii) in connection with Governmental Investigations as required by Laws and for no other purposes. If the Parties intend that Rivian will Process Personal Data collected by the Delivery Vehicles or delivery or logistics vehicles in connection with this Agreement beyond these limited circumstances, the Parties will enter into an agreement setting forth Rivian’s Processing rights.

4.2     Technical Support and Maintenance Program.

(A)    Rivian will provide access to a web-based portal containing all reasonably necessary technical publications for the Delivery Vehicles, including operator and service manuals and illustrated parts catalogs (including the original manufacturing part number, recommended Spare Parts list, and/or a minimum stock parts list, if applicable). Rivian will use reasonable efforts to keep the web-based portal and all content therein up-to-date at all times. Rivian shall provide Amazon the digital Services set out in Section 1 of Schedule 14 free of charge. Any Software Update pertaining to custom Software that Rivian has created specifically for Amazon will be set out in a Work Order.

(B)    Rivian will establish a comprehensive maintenance network for maintenance and repairs covered by the Rivian Warranty with territory-wide coverage in the Authorized Territories where the Delivery Vehicles will be Deployed, and such maintenance program will include, at a minimum: (i) maintenance and repairs covered by the Rivian Warranty; (ii) a list of all necessary components, availability of Spare Parts and other components covered by the Rivian Warranty, and associated costs with respect to the Rivian Warranty; and (iii) the forward deployment of Spare Parts and other

22

replacement parts covered by the Rivian Warranty at locations near where any Delivery Vehicles or Skateboards will be serviced under the Rivian Warranty. In addition, if requested by Amazon, Rivian will cooperate and provide reasonable support for the establishment of a comprehensive maintenance program for the Delivery Vehicles and Skateboards with territory-wide coverage in the Authorized Territories where the Delivery Vehicles and Skateboards will be Deployed, which will include (subject to the Parties’ mutual agreement and execution of separate services agreement with respect thereto, specifying the terms and conditions of the Maintenance Program (as defined below) and including any related service level agreements) the following: (x) all scheduled, preventative, and ad hoc maintenance and repair (including maintenance and repairs covered by the Rivian Warranty); (y) a list of all necessary Spare Parts and other components, availability of Spare Parts and other components, and associated costs; and (z) the forward deployment of Spare Parts and other replacement parts at locations near where any Delivery Vehicles or Skateboards will be serviced (the “Maintenance Program”). The Parties may also discuss the possibility of using facilities leased or owned by Amazon for the storage of Spare Parts and other replacement parts and/or deployment of service infrastructure.

(C)    As long as the Tooling required to supply the foregoing Custom Spare Parts have not been transferred to Amazon or to third parties at Amazon’s direction, Rivian will ensure that Custom Spare Parts for Component Parts supplied by Rivian are available for purchase for at least ten (10) years following the model year of such Delivery Vehicle or Skateboard that constituted or utilized the Spare Part (the “Spare Parts Period”). If Rivian (or any of its Suppliers) intend to discontinue the Manufacture of any Custom Spare Parts during such ten (10)-year period, Rivian will (i) notify Amazon in writing (a) with respect to Rivian’s discontinuation of a Custom Spare Part, at least twenty-four (24) months prior to the intended discontinuation date and (b) with respect to a Supplier’s discontinuation of a Custom Spare Parts, as soon as Rivian’s receives notice from the Supplier of the intended discontinuation date, (ii) negotiate in good faith regarding Amazon’s anticipated purchase of Custom Spare Parts including Rivian’s agreement to accept Purchase Orders for an inventory bank of Custom Spare Parts required to meet reasonably anticipated needs for Custom Spare Parts that can be ordered prior to the discontinuation date, and (iii) use all reasonable efforts to meet any last-buy requirements of Amazon that can be ordered from a Supplier prior to the discontinuation date. The terms and conditions of this Work Order will continue to apply to all purchases of (and references to Products will include) Custom Spare Parts. Amazon will purchase all Custom Spare Parts directly from Rivian, and shall not directly or indirectly source or otherwise purchase Custom Spare Parts from any other Person; provided, that in the event that Rivian is unable or unwilling to, or otherwise does not, supply Custom Spare Parts to Amazon, Amazon shall have the right to source or otherwise purchase Custom Spare Parts from any other Person. This Section 4.2(C) shall survive expiration or termination of this Work Order.

4.3    Training Program. Rivian will provide the training and technical assistance to Amazon set forth on Schedule 11 (the “Training Program”), which training and technical support will be of a scope, format and cost structure that is mutually agreed by the Parties. Rivian will designate certain of Rivian’s employees, or employees of a Subcontractor, to answer questions that arise during the operation of the Delivery Vehicles and Skateboards. Amazon may choose to utilize Rivian or a Subcontractor for additional in-person or remote training at rates to be mutually agreed upon by the Parties. Within thirty (30) days of termination of this Work Order for any reason, at Amazon’s request, Rivian will make the then-current training materials described in Schedule 11 available to Amazon for use by Amazon and its Affiliates following such termination.

4.4    Battery Replacement. If Amazon requests a replacement of any Battery for any reason(s) other than those covered by the Rivian Warranty, Rivian will sell to Amazon such replacement Battery. The price of such replacement Batteries, which will be computed on an open-book, cost-plus margin basis, will be agreed between the Parties, and set out in applicable Orders for such replacement Batteries.

23

4.5    Charging Infrastructure. If Rivian (a) installs any network of charging infrastructure or (b) participates in any third-party network of charging infrastructure (each, a “Charging Infrastructure Network”), Rivian will provide Amazon and any authorized users of Delivery Vehicles or vehicles that incorporate a Skateboard supplied by Rivian the option to participate in all applicable Charging Infrastructure Networks that can be used for the Delivery Vehicles and any other such vehicles. The costs associated with such Charging Infrastructure Network(s), which will be computed on an open-book, cost- plus margin basis, will be agreed between the Parties and set out in applicable Orders for such access to Charging Infrastructure Networks.

4.6     Active Vehicle Management Platform.

(A)    Rivian will develop a technology platform that includes related Software and over-the-air Software Update functionality for active vehicle management of Delivery Vehicles and Skateboards (“Active Vehicle Management Platform”). The Active Vehicle Management Platform will be segregated from Rivian’s other technology systems and Software so it may be operated by Amazon in accordance with this Section 4.6 without Amazon needing access to Rivian’s other technology systems and Software. The Active Vehicle Management Platform will be capable of managing the following functions and features with respect to the Delivery Vehicles and Skateboards:

No.	Configuration/Parameter	Affected ECUs	Notes	Classification
1	Limit/de-limit SoC/range (battery capacity window)	BMS	Range extension, limiting battery usage capacity	[***]

2	Acceleration/torque (0-60 configuration; 3 sec, 5 sec, etc.)	VDM + BMS	Performance reduction, variable torque	[***]

3	Braking performance (stopping distance) and Regeneration	Chassis	Braking distance, operational efficiency, energy regen settings	[***]

4	HVAC performance (disable, 50%, 25%, etc.)	TCM/XMM/ CGM	Disable/Throttle up/down cabin conditioning HVAC	[***]

5	Charge rate (high, medium, low)	OBC/BMS	Varying charging rates to preserve/extend battery life	[***]

6	Geofencing (4/8/16-point GPS coordinates)	TCM + VDM	Vehicle operation limited to a certain geographic area	[***]

7	Speed limit (55, 60, etc.)	TCM + VDM	Vehicle operation limited to a certain max speed	[***]

(B)    Subject to Section 4.6(C) below, Rivian hereby grants and agrees to grant to Amazon a

24

worldwide, irrevocable, perpetual, fully paid up, royalty-free, sublicensable (through multiple tiers) right and license to access and utilize the Active Vehicle Management Platform solely for Amazon’s management of the Delivery Vehicles and Skateboards supplied by Rivian under the Agreement, including this Work Order, for the operation of its delivery and logistics business (the “Active Vehicle Management Platform License”). For the avoidance of doubt, the Active Vehicle Management Platform License does not include any rights (express or implied) to Source Code.

(C)    The Parties agree that Rivian will operate the Rivian Responsibility Features on the Active Vehicle Management Platform on Amazon’s behalf and at Amazon’s request with respect to Delivery Vehicles and Skateboards supplied by Rivian under the Agreement, including this Work Order, for so long as such Delivery Vehicles or Skateboards are in operation; provided, that Rivian shall have the right to reject any request in its discretion in the event that Rivian determines that the implementation of such request will adversely impact one or more Cancellation Conditions. With respect to number one of the table in Section 4.6(A) above, Rivian may make changes to the specified configuration/parameter withour Amazon’s prior written consent. With respect to numbers two through seven of the table in Section 4.6(A) above, Rivian will not make any changes to the specified configuration/parameter without Amazon’s prior written consent. Either Amazon or Rivian (on Amazon’s behalf and at Amazon’s request) may operate the Rivian or Amazon Features on the Active Vehicle Management Platform with respect to Delivery Vehicles and Skateboards supplied by Rivian under the Agreement, including this Work Order, for so long as such Delivery Vehicles or Skateboards are in operation. For so long as Rivian operates the Rivian Responsibility Features on the Active Vehicle Management Platform on Amazon’s behalf and at Amazon’s request (subject to the proviso above), in the absence of an Active Vehicle Management Termination Event (as defined below), Amazon agrees that it will not exercise its rights under the Active Vehicle Management Platform License with respect to the Rivian Responsibility Features on the Active Vehicle Management Platform. If an Active Vehicle Management Termination Event occurs, Amazon may exercise its rights under the Active Vehicle Management Platform License with respect to the Rivian Responsibility Features on the Active Vehicle Management Platform. In connection with the foregoing, Rivian will make the Active Vehicle Management Platform available to Amazon through a mutually agreed upon means prior to the date that is thirty (30) days prior to the Start of Production Date and provide Software Updates pertaining to the Active Vehicle Management Platform to Amazon as soon as they become available after the Start of Production Date through the term of the Agreement. The Parties acknowledge and agree that the Active Vehicle Management Platform is a material part of the Services under this Agreement.

(D)    For purposes of this Section 4.6, the term “Active Vehicle Management Termination Event” means a termination of the Work Order as the result of the existence of a Rivian Solvency Event.

4.7    Volta Digital Services; Hardware Improvement Services. On or before September 30, 2020, the Parties may agree to enter into one or more separate services agreements that incorporate the terms and conditions substantially consistent with those outlined on Sections 2 and 3 of Schedule 13 for the digital and hardware improvement Services to be provided for the Delivery Vehicles.

5.     PROPRIETARY RIGHTS AND INTELLECTUAL PROPERTY.

5.1     Shared Top Hat IP.

(A)    Rivian and Amazon will jointly own, in equal, undivided shares (and each Party hereby assigns and agrees to assign to the other Party an equal, undivided interest in), all right, title and interest in all Foreground IP incorporated in or necessary for the Top Hat (“Shared Top Hat IP”), and title to all

25

patents, copyrights, mask work rights and other applicable statutory Intellectual Property Rights in Shared Top Hat IP will be jointly owned by the Parties. Subject to Section 8.7(B)(ii)(a)(ii), Amazon will have the unrestricted right to practice the Shared Top Hat IP and to license any third party to Exploit the Shared Top Hat IP without the consent of Rivian, and subject to the provisions of this Section 5, without any duty to account to or to share proceeds with Rivian on account of such practice or licensing of the Shared Top Hat IP; provided, however, that any Licensed Subject Matter incorporated into the Shared Top Hat IP may only be Exploited by either Amazon or such third parties pursuant to the terms of the Limited Licensed Subject Matter License (as defined in Section 5.2 below). Except as expressly set forth in Section 3.8(B) and Section 8.7(B)(ii), Rivian will not (and will not authorize others to) Exploit Shared Top Hat IP for any purpose other than performing the Services as set forth in this Work Order and designing, Developing, Manufacturing, and otherwise producing the Products and Development Deliverables as set forth in this Work Order.

5.2     License to Licensed Subject Matter.

(A)    License Grant. Amazon may at its option and election, Develop and Manufacture or have a third party Develop and Manufacture (at any location Amazon chooses) all or any portion of the Products, excluding the Skateboard purchased by Amazon from Rivian. Subject to the limitation set forth in the remainder of this Section 5.2(A), Rivian hereby grants and agrees to grant to Amazon a worldwide, irrevocable (except as expressly provided in Section 5.2(D) below), perpetual, royalty-free (except as expressly set forth in Section 5.2(C)), sublicensable (through multiple tiers) right and license to Exploit the Licensed Subject Matter (as defined below) solely for the purposes of (i) developing, manufacturing, assembling, using and servicing delivery or logistics vehicles (and making those vehicles available to Authorized Purchasers and other third parties) for Amazon’s or its Affiliates’ delivery or logistics business, and (ii) developing, manufacturing, assembling, using and servicing a top hat and Integrating a top hat with the Skateboard purchased by Amazon from Rivian and/or other skateboards (including Third Party Skateboards (as defined in Section 3.9(A)(vi)) or components of the delivery or logistics vehicle for Amazon’s or its Affiliates’ delivery or logistics business (“Limited Licensed Subject Matter License”). The term “top hat” means everything on the delivery or logistics vehicle that is not encompassed within (and does not form a part of) the Skateboard. Until and unless any of the following events occur (and in the event more than one event occurs, as of the date such earliest event occurs), (x) [***], (y) [***] or (z) Amazon terminating this Work Order as a result of the existence of a Rivian Solvency Event, the scope of the Limited Licensed Subject Matter License shall be limited to delivery or logistics vehicles for Amazon’s or its Affiliates’ delivery or logistics business that incorporate the Skateboard purchased by Amazon from Rivian. If any of the following events occur (and in the event more than one event occurs, as of the date such earliest event occurs), (x) [***], (y) [***] or (z) Amazon terminating this Work Order as a result of the existence of a Rivian Solvency Event, the scope of the Limited Licensed Subject Matter License shall be extended to all delivery or logistics vehicles for Amazon’s or its Affiliates’ delivery or logistics business, whether or not the delivery or logistics vehicles incorporate the Skateboard purchased by Amazon from Rivian.

(B)    Licensed Subject Matter. For purposes of the Limited Licensed Subject Matter License, “Licensed Subject Matter” means Rivian’s Background IP that is: (i) incorporated into the Top Hat (exclusive of the Skateboard), or (ii) practiced by Rivian, Amazon or the applicable third party integrator, in each case, to integrate a top hat into the Skateboard purchased by Amazon from Rivian as of the last date on which such integration occurred.

26

(C)     Per Unit Vehicle Fee.

(i)    Subject to the provisions of Section 5.2(C)(iv), to the extent Amazon has a Fee- Bearing Auto OEM Manufacture the Top Hat or manufacture another top hat that incorporates the Licensed Subject Matter or Manufactures a Delivery Vehicle with a top hat using the Skateboard purchased from Rivian, Amazon will pay Rivian a fee equal to $[***] per Skateboard sold by Rivian (the “Per Unit Vehicle Fee”); provided, however, for each Fee-Bearing Auto OEM that Manufactures such Top Hat (or manufactures another top hat), Amazon will pay to Rivian a minimum of $[***] as set forth in this Section 5.2(C) (the “Minimum Per Unit Vehicle Payment”). With respect to each such Fee-Bearing Auto OEM, on or before the date that is twenty-four (24) months following Rivian’s first delivery of a Skateboard that will be used for a Top Hat Manufactured (or another top hat manufactured) by such Fee- Bearing Auto OEM (the “Minimum Fee-Bearing Payment Date”), Amazon will pay to Rivian amount equal to the difference of [***]. Notwithstanding the foregoing, the Parties agree that the aggregate amount of all Per Unit Vehicle Fees payable by Amazon with respect to each Fee-Bearing Auto OEM that Manufactures such Top Hat (or manufactures another top hat) will not exceed [***].

(ii)    In furtherance of Section 5.2(C)(i), Amazon agrees to (a) notify Rivian in writing of the identity of any party who Manufactures the Top Hat (or manufactures another top hat) or otherwise Manufacture the Delivery Vehicle who is not Amazon or Rivian; (b) provide Rivian all reasonably requested information solely to confirm the identity of the party who Manufactured the Top Hat (or manufactured another top hat) or Delivery Vehicle; and (iii) provide Rivian all information and records necessary to calculate the fee pursuant to Section 5.2(C)(i).

(iii)    Notwithstanding anything to the contrary in the Agreement (including a termination and Amazon’s rights under the termination and Cancellation Conditions provisions of this Agreement), the fees described in Section 5.2(C)(i) will continue to be payable so long as Amazon has not satisfied the [***] and, except as set forth in Section 5.2(C)(iv) below, will continue to be payable after Amazon has satisfied the [***].

(iv)    Rivian will not be entitled to the fee in Section 5.2(C)(i), Amazon will have no duty to account, and Amazon’s rights to Exploit the Licensed Subject Matter will be fully paid-up in the event that, after the [***] has been met, Amazon has provided Rivian written notice of a Cancellation Condition, all applicable cure periods for such Cancellation Condition have expired, and such Cancellation Condition still exists (i.e. has not been cured by Rivian) as of the date Amazon notifies Rivian in writing that Amazon has elected to manufacture (or have manufactured) a top hat and assemble (or have assembled) the delivery or logistics vehicle pursuant to and in accordance with the terms of the Agreement. For clarity, to the extent a third party who is not a Fee-Bearing Auto OEM Manufactures the Top Hat (or manufactures a top hat) that incorporates the Licensed Subject Matter or Manufactures a Delivery Vehicle with such Top Hat (or manufactures a delivery or logistics vehicles with such top hat), Amazon will have no duty to account, and the rights to Exploit the Licensed Subject Matter as set forth in this Section 5.2 will be fully paid-up.

(v) This Section 5.2(C) will survive the expiration or termination of the Agreement.

(D)    Revocation. Without limiting any right or remedies of Rivian unrelated to revocation or termination of the license as set forth in this Section 5.2(D), the Limited Licensed Subject Matter License

27

may only be revoked or terminated if (i) Rivian terminates the Work Order due to Amazon’s failure to pay fees due under Section 5.2(C) (where such fees have been invoiced in accordance with Section 6.1(B)(ii)), (ii) Rivian terminates the Work Order pursuant to Section 8.5 (Termination for Cause) due to Amazon’s material breach of (a) its obligations to pay Rivian for Skateboards purchased by Amazon from Rivian, (b) its obligations or restrictions with respect to Licensed Subject Matter in this Section 5.2, or (c) its obligations with respect to confidentiality with respect to the Licensed Subject Matter pursuant to Section 9.7 (NDA and Confidentiality Obligations) of the Framework Addendum (“Amazon IP Obligations”); or (iii) the Work Order is otherwise terminated by either Party (other than by Amazon as a result of the existence of a Rivian Solvency Event) and Amazon has neither satisfied [***]; provided, however, notwithstanding any such revocation or termination, the Limited Licensed Subject Matter License will not (x) terminate with respect to units of Products purchased prior to the date of such termination or (y) affect sublicenses granted to end users of the Products prior to the date of such termination. Except as expressly set forth in the preceding sentence, the Limited Licensed Subject Matter License will survive the termination or expiration of the Agreement (including this Work Order) (in accordance with its terms).

5.3     Skateboard Foreground IP.

(A)    Ownership and Assignment. All Foreground IP incorporated in or necessary for the Skateboard (including Improvements to the Foreground IP embodied in the Skateboard) made or invented under this Work Order (“Skateboard Foreground IP”) will be owned solely by Rivian. Amazon perpetually and irrevocably assigns and agrees to assign to Rivian all worldwide right, title and interest in and to the Skateboard Foreground IP (regardless of which Party develops it) as well as all Intellectual Property Rights in the Skateboard Foreground IP and Amazon will take all steps necessary (including execution of documents) to convey to Rivian the foregoing assignments and rights and, at Rivian’s sole cost and expense, to establish, evidence, maintain, and defend Skateboard Foreground IP and such Intellectual Property Rights. Title to all patents, copyrights, mask work rights and other applicable Intellectual Property Rights (statutory or otherwise) in Skateboard Foreground IP is, and will be, solely owned by Rivian. Amazon will not utilize any Skateboard Foreground IP that is not Licensed Subject Matter other than in connection with Integration of Product units purchased by Amazon from Rivian.

(B)    Restrictions. Prior to the earlier of (i) the termination or expiration of the restrictions of Section 2.2 of the Side Letter, or (ii) the termination of the Work Order as set forth in Section 8.7(B) or Section 8.7(C), Rivian will not (directly or indirectly through any Affiliate or third party), make, sell, offer for sale, lease, license, distribute, or otherwise make available to any Person other than Amazon, its Affiliates or its Authorized Purchasers, any logistics or delivery vehicle that incorporates any Skateboard Foreground IP, or otherwise make available (directly or indirectly) any Skateboard Foreground IP for practice in or incorporation into any logistics or delivery vehicle, in each case without Amazon’s prior written consent. For clarity, the foregoing does not restrict Rivian (x) with respect to its practice of Rivian’s Background IP (such as a pre-existing original component design of Rivian on which a Product may be based) or (y) from Exploiting any Skateboard Foreground IP on vehicles that are not sold as delivery or logistics vehicles or otherwise sold for consumer use and, in each case, are subsequently used as vehicles to deliver goods (unless Rivian Knew (as defined in Section 9.1(B)) or reasonably should have Known that such vehicles were likely to be used in such a manner). The Parties intend not to integrate any of Amazon’s Background IP in the Skateboard, but to the extent that Amazon Background IP is incorporated, the Parties will discuss and negotiate license terms in good faith for such Background IP.

5.4     Residuals. The Parties acknowledge that each Party may now have, or in the future may develop

28

or receive, information that is the same as, or similar to, Skateboard Foreground IP, Shared Top Hat IP, or Amazon LMT IP developed under the Agreement without having breached this Work Order. Nothing in this Work Order or the NDA (a) prevents a Party from using, for any purpose and without compensating the other Party, residual information retained in the memory of (i) Amazon Personnel or Rivian Personnel who have had access to Skateboard Foreground IP, (ii) Amazon Personnel or Rivian Personnel who have had access to Shared Top Hat IP, or (iii) Amazon Personnel or Rivian Personnel who have had access to Amazon LMT IP developed under the Agreement; or (b) obligates a Party to restrict the scope of employment of its Personnel; provided, however, that this Section 5.4 does not create a license under any copyright or patent of a Party. For the avoidance of doubt, this Section 5.4 is not intended to amend or modify the NDA for any purpose other than for this Agreement as set forth in this Section 5.4; provided, however, if there is a conflict between the NDA and this Section 5.4, the provisions of this Section 5.4 will control.

5.5     Other IP.

(A)     Amazon LMT IP.

(i)    For purposes of this Agreement, including this Section 5.5(A), (i) “Amazon LMT” means Technology owned by Amazon or licensed by Amazon from any Person other than Rivian or any of its Affiliates, and Technology derived therefrom, that, in each case, specifically relates to the pickup, transport and delivery of packages (e.g., routing, sequencing, mapping, package tracking, delivery confirmation, and associated applications), and all Intellectual Property Rights (statutory or otherwise) that are embodied therein, whether such subject matter is made, conceived or first reduced to practice prior to, during or after the Term of this Agreement and (ii) “Amazon LMT IP” means the Intellectual Property Rights within the Amazon LMT required for the Integration of the Amazon LMT with the Delivery Vehicles or Skateboards.

(ii)    The practice of any other Technology or Intellectual Property Rights of Amazon or its Affiliates (e.g., Alexa, Prime video/music) into the Delivery Vehicles will be subject to a separate agreement between Amazon and Rivian, and no such Technology or Intellectual Property Rights shall be deemed to be included in the definition of “Amazon LMT.”

(iii)    Amazon and its Affiliates retain all of their respective right, title and interest in and to the Amazon LMT. All Amazon LMT made, conceived or reduced to practice by Amazon or Rivian in connection with this Agreement, alone or jointly, will be owned solely by Amazon.

(iv)    In connection with the foregoing, Rivian perpetually and irrevocably assigns and agrees to assign to Amazon all worldwide right, title and interest in and to the Amazon LMT as well as all Intellectual Property Rights relating to the integration or combination of the Amazon LMT with the Delivery Vehicles, the Top Hat, the Skateboard, or a Component Part, in each case purchased by Amazon from Rivian, and Rivian will take all steps necessary (including execution of documents) to convey to Amazon the foregoing assignments and rights and, at Amazon’s sole cost and expense, to establish, evidence, maintain, and defend such Intellectual Property Rights. Amazon hereby grants to Rivian a nonexclusive, non-transferable, revocable license under the Amazon LMT IP only to use the Amazon LMT as required to comply with its obligations under the Agreement.

29

(v)    For the avoidance of doubt, the foregoing shall not prevent Rivian, without practice of Amazon LMT, from (a) integrating other third party logistics technologies that are not Amazon LMT into other vehicles that are not Delivery Vehicles; or (b) developing its own logistics technologies not derived from or incorporating any Amazon LMT and integrating such logistics technologies into other vehicles that are not Delivery Vehicles. For the avoidance of doubt, this Section 5.5(A)(v) does not limit any restriction set forth in the Side Letter relating to the LMV Exclusivity.

(B)    Ownership of Other Developed IP. It is not the present intention of the Parties that Foreground IP first made or invented by or for either Party specifically for purposes of the Agreement and delivered by such Party to the other Party under the Agreement that is not Shared Top Hat IP, Skateboard Foreground IP, and all Intellectual Property Rights embodied in such Foreground IP (“Other Developed IP”) arise out of the Parties’ activities under the Agreement, but if Other Developed IP arises out of the Parties’ activities under the Agreement, the Parties agree to negotiate in good faith a separate written agreement setting forth the Parties’ understanding with respect to such Other Developed IP.

(C)     Cooperation of the Parties in Filings.

(i)    Section 5.5(C)(ii) applies unless and until there is a For Cause No Investment Fee Termination (as defined below). If there is a For Cause No Investment Fee Termination, all Filings for Shared Top Hat IP will be as set forth in Section 5.5(C)(iii). Upon the request of the Party making the Filing, the Parties will cooperate in the submission of any documentation, application, filing, registration or the like (“Filings”) required to perfect the Shared Top Hat IP. Upon request, each Party will provide the other with copies of any correspondence, materials, or other communications submitted to or received from a Governmental Authority or a third party relating to any Filing. Each Party will disclose in writing and in reasonable detail to the other Party any Shared Top Hat IP created by Rivian or Amazon, as applicable. Amazon will have the first right to make Filings and to enforce the Parties’ interest in the Shared Top Hat IP, and Rivian shall have the backup rights set forth in Section 5.5(C)(iii). Upon Amazon’s reasonable request, Rivian will cooperate with Amazon and share equally in the reasonable expenses with respect to any Filings that have been agreed to by the Parties in advance. All Filings will be made at a time when Amazon deems appropriate during the development or after the completion of an item of Shared Top Hat IP under the names of both Parties as joint owners. Amazon will have the primary administrative responsibility and will serve as Assignee of Record for Filings. The Parties will share equally all filing and attorneys’ fees incurred by Amazon in connection therewith (including allocated in-house attorney expenses), in each case, if agreed to in advance by the Parties in writing. As used herein, “administrative responsibility” means the physical preparation of any documents required for a Filing, and the submission thereof to the appropriate Governmental Authority. If Amazon submits a proposed Filing to Rivian for review for any item that is Shared Top Hat IP, and if Rivian does not believe a Filing should be made with respect thereto, Amazon may proceed with the preparation and submission of the Filing at Amazon’s expense; provided, however, Amazon will submit such Filing to Rivian for its review prior to submission to any Governmental Authority and Amazon will not proceed with the Filing if there is a dispute as to whether the Filing is for Shared Top Hat IP and such dispute will be subject to the dispute resolution mechanisms in Section 16.8 of the Framework Addendum. If Rivian has not yet received a proposed Filing from Amazon on an item of Shared Top Hat IP, and Rivian believes that a Filing should be made with respect thereto, Rivian may submit a written request to Amazon that Amazon proceed with the preparation of such Filing; provided, however, Amazon may, at its sole discretion, proceed or decline to proceed with the preparation of such Filing. Upon request, each Party will provide the other with copies of any correspondence, materials, or other communications submitted to or received from a Governmental Authority or a third party relating to any Filing. Each Party will disclose in writing and in reasonable detail to the other Party any Shared Top Hat IP created by Rivian or Amazon, as applicable.

30

(ii)    This Section 5.5(C)(ii) applies if there is a For Cause No Investment Fee Termination. Rivian will have the first right to make Filings and to enforce the Parties’ interest in the Shared Top Hat IP and Amazon shall have the backup rights set forth in Section 5.5(C)(iii). If there is a For Cause No Investment Fee Termination, upon Rivian’s written request, Amazon shall cease all Filings of the Shared Top Hat IP and make no further Filings of the Shared Top Hat IP and Rivian will be responsible for all costs and expenses in connection with Filings (but not be obligated to reimburse Amazon for any Filing costs or expenses). All Filings will be made at a time when Rivian deems appropriate during the development or after the completion of an item of Shared Top Hat IP under the names of Rivian as the sole owner. Rivian will have the primary administrative responsibility and will serve as Assignee of Record for Filings. Amazon will not be responsible for any fees in connection with such Filings. Rivian will not submit any Filing with respect to any Amazon LMT or Amazon LMT IP. Rivian will not proceed with the Filing if there is a dispute as to whether the Filing is for Amazon LMT IP and such dispute will be subject to the dispute resolution mechanisms in Section 16.8 of the Framework Addendum.

(iii)    In the event that a Party elects not to file or decides to abandon the prosecution or maintenance of any patent, patent application, or patent term extension, then the other Party will use reasonable efforts to provide notice to such Party of such decision reasonably prior to the applicable statutory bar date or deadline for any applicable filing. If a Party elects not to file or decides to abandon the prosecution or maintenance, the other Party may file or continue such prosecution or maintenance, subject to any confidentiality obligations with respect to subject matter other than the Shared Top Hat IP and provided that the other Party becomes and remains fully responsible for any fees and subsequent fees associated with such prosecution or maintenance.

(D)    Further Cooperation. Each Party will take all steps necessary (including execution of documents) to convey to the other Party joint ownership rights in the Shared Top Hat IP and to establish, evidence, maintain, and defend the Intellectual Property Rights to the Shared Top Hat IP.

(E)     Enforcement.

(i)    Enforcement. Each Party will promptly notify the other Party if it becomes aware of any potential infringement of the Shared Top Hat IP (including any jointly-owned patents) by the Manufacture, use, offer for sale, sale, or importation of a product by a third party (each, an “Infringement”).

a.    Until there is a For Cause No Investment Fee Termination, Amazon will have the sole and exclusive right, but not the obligation, to take legal action to enforce the Intellectual Property Rights in the Shared Top Hat IP against any Infringement by a third party, or defend the Intellectual Property Rights in the Shared Top Hat IP against a declaratory judgment action, in each case, at its sole expense. Amazon will have the right to use counsel of its choice in such legal action.

b.    If there is a For Cause No Investment Fee Termination, Rivian will have the sole and exclusive right, but not the obligation, to take legal action to enforce the Intellectual Property Rights in the Shared Top Hat IP against any Infringement by a third party, or defend the Intellectual Property Rights in the Shared Top Hat IP against a declaratory judgment action, in each case, at its sole expense. Rivian will have the right to use counsel of its choice in such legal action.

31

(ii)     Cooperation.

a.     Prior to a For Cause No Investment Fee Termination, if Amazon (1) brings an infringement action in the applicable forum with respect to an Infringement in accordance with Section 5.5(E)(i)(a) above, or (2) defends against a declaratory judgment action, (each an “Amazon Infringement Action”), then, at Rivian’s option and election, Rivian will either (i) cooperate as reasonably requested, at Amazon’s expense, in the pursuit of such Amazon Infringement Action, including if necessary, by joining as a nominal party to the Amazon Infringement Action or taking such other actions as are necessary for standing or for Amazon to otherwise maintain or pursue the Amazon Infringement Action, or (ii) assign to Amazon Rivian’s joint ownership rights to the Intellectual Property Rights within the Shared Top Hat IP being enforced; provided that in either event, Amazon will indemnify Rivian against any liability therefrom.

b.     Until (a) there is a For Cause No Investment Fee Termination and (b) Rivian brings an infringement action in the applicable forum with respect to an Infringement in accordance with Section 5.5(E)(i)(b) above, or defends against a declaratory judgment action, (each an “Rivian Infringement Action”), then Amazon will cooperate as reasonably requested, at Rivian’s expense, in the pursuit of such Rivian Infringement Action, including if necessary, by joining as a nominal party to the Rivian Infringement Action or taking such other actions as are necessary for standing or for Rivian to otherwise maintain or pursue the Rivian Infringement Action; provided that Rivian will indemnify Amazon against any liability therefrom.

(iii)     Costs and Recoveries.

a.    The costs and expenses of the Amazon Infringement Action will be the responsibility of Amazon, and any damages or other monetary rewards or settlement payments received by Amazon will be applied to reimburse Amazon’s costs and expenses attributed to the Infringement Action, and the remainder will be shared as follows: [***].

b.    The costs and expenses of a Rivian Infringement Action will be the responsibility of Rivian and any damages or other monetary rewards or settlement payments received by Rivian will be applied to reimburse Rivian’s costs and expenses attributed to the Infringement Action, and the remainder will be shared as follows: [***].

(F)    Patent Term Extension. Rivian will cooperate in obtaining patent term extensions or supplemental protection certificates or their equivalents in any country where applicable to jointly-owned patents. If elections with respect to obtaining such patent term extensions are to be made, Amazon will have the right to make the election to seek patent term extension or supplemental protection.

5.6    Documentation. Rivian will produce and deliver to Amazon the “Documentation” listed in Schedule 1 to this Work Order, as may be updated by written agreement of the Parties after consultation with the Steering Committee, which updated list will be deemed automatically incorporated by reference into Schedule 1 (the “Documentation”). Upon the Parties’ approval, such updated Schedule will be deemed automatically incorporated by reference into this Work Order. Notwithstanding the foregoing, Rivian has no obligation to provide any Documentation that includes its Background IP.

6.     FUNDING, PAYMENT, AND CREDITS.

6.1     Price, Invoicing and Payment

32

(A)     Price.

(i)    Final pricing for Delivery Vehicles and Skateboards ordered under any Purchase Order issued hereunder will be based on the pricing structure set forth in Schedule 4 [***]; provided, however, the Price to be invoiced to Amazon in Section 6.1(B) below for Delivery Vehicles and Skateboards will be based on the Price Quote developed under Section 3.1(A) of this Work Order. The pricing structure in Schedule 4 will apply regardless of whether set forth in such Purchase Order, but in any event subject to the other terms and conditions of this Work Order. The pricing structure for Spare Parts is as set forth in Schedule 4. Pricing for Support Services not explicitly set forth in the Agreement will be set forth in a separate after-sales and support services agreement to be executed by the Parties. Pricing for Pre-Production Vehicles will be as mutually agreed by the Parties. The Parties may but are not obligated to modify pricing based on information that became available to the Parties after Rivian’s provision of a Price Quote to Amazon or during Production.

(ii)    In the event of an unplanned increase in the price of any third party Component Parts directly resulting from a Force Majeure, significant raw material index fluctuation or other external event, which increase is passed on from the applicable vendor to Rivian and which causes [***] of any of the Delivery Vehicle or Skateboard units to [***], the Parties will meet together to consider in good faith [***] for such unplanned price increase. In the event that the Parties agree upon [***] in response to such unplanned increase, such [***] will apply only for so long as the unplanned increase is applicable.

(B)     Invoicing.

(i)    Product Units. On the 15th and the last day of every calendar month, Rivian will submit to Amazon an invoice in a form and format reasonably requested by Amazon containing the amount of the Price of the Product units delivered plus the applicable outbound logistics costs for the Products (if paid by Rivian) since the last invoice, it being understood that the form and format will be deemed reasonable if used by Amazon for other suppliers. Each invoice delivered by Rivian will be in such Amazon-requested format and will set forth the Price of each Product unit delivered, the outbound logistics costs, the quantity of Product units, the Purchase Orders to which the invoice relates, and any other information reasonably requested by Amazon. The Parties will resolve disputed amounts and invoices pursuant to the dispute resolution mechanisms in Section 16.8 (Dispute Resolution) of the Framework Addendum. In the event that Amazon purchases Pre-Production Vehicles, the invoicing and payment terms will be as set forth in this Section 6.1(B)(i) and Section 6.1(C) below.

(ii)    Per Unit Vehicle Fee Payments. Notwithstanding anything in the foregoing to the contrary, in the event that a fee applies pursuant to Section 5.2(C) (License to Licensed Subject Matter: Per Unit Vehicle Fee), the applicable per-Skateboard fee amounts will be added to the Price of the applicable Skateboard units and set forth on the applicable invoice with respect thereto. The Minimum Fee-Bearing Payment shall be payable by Amazon to Rivian as set forth in Section 5.2(C).

(C)    Payment. For each Product unit delivered hereunder, Amazon will pay Rivian the Price of the Product unit calculated in accordance with Schedule 4. Payment terms for the Price of the Product units will be [***] from the date of delivery of an invoice. For the avoidance of doubt, invoices for Product units delivered will be paid to the Rivian bank account specified in the invoice. Amazon will pay all invoices by bank transfer or wire or electronic funds transfer to the bank account

33

noted in the invoice. Amazon will pay all invoices in U.S. Dollars unless otherwise agreed by the Parties in writing. Unless otherwise expressly set forth in this Work Order (including Section 6.1(A)(ii) above) or agreed by the Parties in writing, Price Quotes for Delivery Vehicles and Skateboards will be subject to [***].

(D)     True-Up.

(i)    Rivian will calculate and maintain records of those costs identified in Schedule 4 that are incurred by Rivian for Production of Products in the applicable Purchase Order. Within ninety (90) days of Rivian’s submission of an invoice to Amazon, Rivian will submit to Amazon a reasonably detailed reconciliation report setting forth for the Product units in such invoice, the actual costs identified in Schedule 4 incurred by Rivian and the Price of each such Product unit determined in accordance with such actual costs (each, a “True-Up Report”), and if requested, will provide reasonable supporting documentation with respect thereto. If the Price of any Product unit paid by Amazon pursuant to the applicable invoice is higher than the Price of such Product unit determined based upon actual costs as set forth in the applicable True-Up Report, then Rivian will credit the excess amount towards any future amounts payable by Amazon or, if requested by Amazon, refund such amount to Amazon. If the Price of a Product unit paid by Amazon pursuant to the applicable invoice is less than the Price of such Product unit determined based upon actual costs as set forth in the applicable True-Up Report, then Amazon will pay the deficit to Rivian. The Parties will work in good faith to resolve any disputes or inconsistencies in calculations or amounts set forth in each True-Up Report for a period of fourteen (14) days following Rivian’s delivery of such True-Up Report (or such longer period as is agreed by the Parties). In the event the Parties cannot resolve such disputes or inconsistencies in such fourteen (14) day period (or such longer period as is agreed by the Parties), the Parties will resolve their dispute pursuant to the dispute resolution mechanisms in Section 16.8 (Dispute Resolution) of the Framework Addendum.

(ii)    Margin True-Up. In addition to, and not in limitation or substitution of the true- up provision set forth in Section 6.1(D)(i) above:

a.    During the Ramp Up Period, the applicable Margin for purposes of determining the Price Quotes for Product units during such period will be based on the Margin applicable during the Ramp Up Period as set forth in Schedule 4. During the four (4) quarters following the end of the Ramp Up Period (i.e., the final four (4) quarters contained in the Initial Order Plan), the applicable Margin for purposes of determining the Price Quotes for Product units during such period will be based on the volume of Product units set forth for such period in the Initial Order Plan.

b.    From (and including) the day following the last day of the period set forth in the Order Plan until the anniversary of such date, and from such anniversary through each subsequent anniversary of such date thereafter (each, an “Annual Period”), the applicable Margin for purposes of determining Price Quotes for Product units during such Annual Period will be based on the volumes set forth in the then-current Forecast for such Annual Period.

c.    Within ninety (90) days after the end of the period covered by the Initial Order Plan and each Annual Period, Rivian will submit to Amazon a reasonably detailed reconciliation report setting forth the Margin applicable during such period in accordance with Schedule 4 based on actual volumes of Product units during such period (each, a “Margin True-Up Report”), and if requested, will provide reasonable supporting documentation with respect thereto. If the Margin with respect to any Product units paid by Amazon pursuant to the applicable invoice in such period was higher

34

than the Margin with respect to such Product units determined based upon actual volumes as set forth in the applicable Margin True-Up Report, then Rivian will credit the excess amount towards any future amounts payable by Amazon or, if requested by Amazon, refund such amount to Amazon. If the Margin with respect to any Product units paid by Amazon pursuant to the applicable invoice in such period was less than the Margin with respect to such Product units determined based upon actual volumes set forth in the applicable Margin True-Up Report, then Amazon will pay the deficit to Rivian. The Parties will work in good faith to resolve any disputes or inconsistencies in calculations or amounts set forth in each Margin True-Up Report for a period of fourteen (14) days following Rivian’s delivery of such Margin True-Up Report (or such longer period as is agreed by the Parties). In the event the Parties cannot resolve such disputes or inconsistencies in such fourteen (14) day period (or such longer period as is agreed by the Parties), the Parties will resolve their dispute pursuant to the dispute resolution mechanisms in Section 16.8 (Dispute Resolution) of the Framework Addendum.

(E)    For the avoidance of doubt, the Parties may update the volumes in the Initial Order Plan and the Forecasts to reflect new information and will adjust applicable Margin levels for purposes of Price Quotes accordingly.

6.2    Electric Vehicle-Based Incentives and Credits. [***].

7.     SUBCONTRACTORS.

7.1    Schedule 7 to this Work Order specifies the categories of Subcontractors that are subject to Amazon’s prior written approval, which will not be unreasonably withheld, conditioned, or delayed. Amazon will deliver to Rivian written notice of its approval or rejection of any Subcontractor proposed by Rivian that falls within one of the categories in Schedule 7 no later than ten (10) business days following Rivian’s written request for Amazon’s approval. In the event that Amazon does not deliver to Rivian a rejection notice within such ten (10) business day period, such Subcontractor will be deemed to have been approved by Amazon. If Amazon does deliver to Rivian a rejection notice within such ten (10) business

35

day period (which notice will specify in reasonable detail the reasoning behind Amazon’s rejection), and the Parties do not reach an agreement regarding Rivian’s proposal to retain the services of a Subcontractor that falls within one of the categories in Schedule 7, then Amazon will itself, or through a third party, perform the services proposed by Rivian to be performed by the rejected Subcontractor; provided, that, with respect to warranty service, if Amazon delivers a rejection notice within the applicable ten (10) business day period following Rivian’s proposal to retain the services of a Subcontractor, the Parties will discuss in good faith the structure and terms by which Rivian or an approved Subcontractor may provide warranty service, and if the Parties are unable to agree on such structure and terms, such disagreement will be resolved pursuant to the dispute resolution mechanisms in Section 16.8 of the Framework Addendum.

8.     TERM, TERMINATION, AND CANCELLATION.

8.1    Term. The term of this Work Order will commence on the WO Effective Date and will continue until termination of this Work Order in accordance with the termination rights set forth in the Framework Addendum or this Work Order.

8.2     Suspension, Cancellation, and Termination – For Convenience.

(A)    Subject to Section 8.7 (Purchase of [***] Delivery Vehicles and Skateboards; Effect of Termination) and the other clauses of this Section 8.2 below (which will all apply in accordance with their terms and obligate Amazon to make such applicable payments to Rivian as set forth therein), without limiting, and in addition to, Amazon’s other rights under the Agreement, Amazon may terminate this Work Order for convenience with not less than ninety (90) days’ prior written notice to Rivian.

(B)    Without limiting, and in addition to, Amazon’s other rights under the Agreement, Amazon may suspend, cancel or terminate any Purchase Order issued hereunder, or modify any such Purchase Order to decrease (but not increase unless Rivian agrees in writing) the amount of Product units ordered thereunder, in each case for convenience by providing notice to Rivian not less than [***] prior to the scheduled Production of the Product units(s) that are the subject of suspension, cancellation, or termination as set forth in the applicable Purchase Order, without charge and with no liability.

(C)    Subject to the next sentence, Amazon may suspend, cancel or terminate any Purchase Order issued hereunder, or modify any such Purchase Order to decrease (but not increase unless Rivian agrees in writing) the amount of Product units ordered thereunder, in each case for convenience by written notice less than sixteen (16) weeks but at least eight (8) weeks prior to the scheduled Production of the Product(s) that are the subject of suspension, cancellation, termination or modification as set forth in the applicable Purchase Order. If Amazon suspends, terminates, cancels or reduces any Product units (including the number and type of Product units) under any Purchase Order for convenience less than sixteen (16) weeks but at least eight (8) weeks prior to the scheduled Production of the applicable Product unit(s) as set forth in the applicable Purchase Order, Amazon will pay Rivian a cancellation fee, which will be determined on a case-by-case basis consisting of the total of: (i) the amount that Rivian has already spent for Component Parts for such Product units; (ii) costs actually incurred in creating or procuring works in progress relating to Product units on the date of termination, suspension, cancellation, or reduction; (iii) applicable allocated costs attributable to non-cancellable commitments, assembly costs for Product units being cancelled, suspended, terminated, or reduced, and inventory if not already captured in (ii) above; and (iv) the amount that Rivian has already committed for Component Parts for such Product units under non-cancellable commitments to third parties ((i), (ii), (iii) and (iv) together, “Paid Costs”). In

36

the event any such Paid Costs can be applied to Product units that are ordered by Amazon in subsequent periods, the purchase price of those Product units will be reduced by the amount of such Paid Costs that were allocated to those cancelled Product units so that Amazon is credited for all amounts already paid by Amazon. If (1) Amazon suspends, terminates, cancels or reduces any Product units under any Purchase Order for convenience less than sixteen (16) weeks but at least eight (8) weeks prior to the scheduled Production of the applicable Product units as set forth in the applicable Purchase Order (such number of Product units suspended, terminated, cancelled or reduced, the “Reduction Amount”), (2) there are no other outstanding Purchase Orders which are not suspended, terminated or cancelled (a) with respect to Product units scheduled for Production more than sixteen (16) weeks after the date on which such suspension, termination, cancellation or reduction occurs and (b) for Product units in a quantity at least as great as the Reduction Amount, and (3) Amazon does not submit any subsequent Purchase Orders for an amount equal to or greater than the Reduction Amount hereunder within thirty (30) days or otherwise terminates the Framework Addendum and this Work Order, then Amazon will also pay to Rivian the margin calculated in accordance with Schedule 4 with respect to the Reduction Amount. For clarity, Amazon may not cancel or reduce the amount of Product units ordered under Purchase Orders less than eight (8) weeks prior to Production of those Product units without Rivian’s written consent.

8.3    Suspension, Cancellation, and Termination – Cancellation Conditions. The Cancellation Conditions and the Parties’ respective rights, obligations and remedies for Cancellation Conditions are set forth in Schedule 15.

8.4    Termination Based on Failure to Meet Specified Volume. In the event that Amazon and its Affiliates and Authorized Purchasers do not collectively purchase (and pay for in full) at least 10,000 units of Delivery Vehicles and Skateboards in the aggregate in each of two (2) consecutive calendar years following the Start of Production Date (regardless of whether Amazon is experiencing a Force Majeure Event), Rivian may terminate this Work Order by providing written notice to Amazon with forty-five (45) days’ prior written notice, without charge and with no liability; provided, however, that Rivian will have no such right to terminate (a) if Amazon has ordered and is willing to accept more than [***] Delivery Vehicles and Skateboards in the aggregate in [***], but Rivian does not supply sufficient quantities of Product units that Amazon has accepted in accordance with Section 3.7 (Post-Production Product Inspection and Acceptance; Rejection of Product Units) of this Work Order to meet the [***] Delivery Vehicle and Skateboard volume or (b) if Amazon has provided Rivian written notice of a Cancellation Condition and that Cancellation Condition is the reason for which the [***] Delivery Vehicle and Skateboard volume was not met.

8.5    Termination for Cause. Excluding any breach that is the subject of a Cancellation Condition (for which the exclusive right to terminate the Agreement is pursuant to Schedule 15), either Party may terminate this Work Order immediately by written notice to the other Party (and specifying the effective date of such termination) (the “WO Final Termination Notice”) if the other Party materially breaches any term of the Framework Addendum or this Work Order and does not cure such breach within sixty (60) days after receipt of written notice from the non-breaching Party of the breach stating the non-breaching Party’s intent to terminate; provided, that (a) for breaches that are not capable of being cured, the WO Final Termination Notice must be delivered to the breaching Party no later than ninety (90) days following the expiration of such sixty (60)-day period, and (b) for breaches that are capable of being cured, neither Party may exercise such termination right with respect to a given breach if a Party has cured such breach before receiving the WO Final Termination Notice.

8.6     Termination for Rivian Solvency Event. Amazon may terminate this Agreement effective upon written notice in the event of a Rivian Solvency Event.

37

8.7     Purchase of 100,000 Delivery Vehicles and Skateboards; Effect of Termination.

(A)    Purchase of 100,000 Delivery Vehicles and Skateboards. If Amazon, its Authorized Purchasers and its Affiliates collectively purchase at least 100,000 Delivery Vehicles and Skateboards in the aggregate (“100,000 Unit Threshold”) prior to the termination of this Work Order, then:

i.    Ownership of any and all Dedicated Top Hat Tooling will automatically transfer to Amazon as set forth in Section 3.9(C);

ii.    With respect to any Delivery Vehicle or Skateboard purchased in excess of the 100,000th Skateboard or Delivery Vehicle (as applicable), [***];

iii. Amazon’s rights with respect to Shared Top Hat IP shall be as set forth in Section 5.1(A);

iv.    The restrictions with respect to Rivian’s Exploitation of the Shared Top Hat IP shall be as set forth in Section 5.1(A);

v. The scope of the Limited Licensed Subject Matter License shall be as set forth in Section 5.2(A); and

vi.    In the event that Amazon wishes to have a top hat based on the Shared Top Hat IP integrated with a skateboard that is developed or manufactured by a third party (a “Third Party Skateboard”) and requests Rivian’s assistance with the integration of the Third Party Skateboard with such top hat, such assistance by Rivian (and any obligation of Rivian with respect thereto) will be subject to a separate services agreement agreed by the Parties.

(B)     Failure to Purchase 100,000 Delivery Vehicles and Skateboards.

(i)    If the 100,000 Unit Threshold has not been satisfied and (x) Amazon terminates this Work Order for convenience pursuant to Section 8.2(A), (y) Rivian terminates this Work Order for cause pursuant to Section 8.5 (Termination for Cause) or Section 8.4 (Termination Based on Failure to Meet Specified Volume) of this Work Order or Section 8.5 (Termination for Insolvency) of the Framework Addendum or (z) Amazon terminates this Work Order pursuant to Section 8.7 (Termination for Force Majeure) of the Framework Addendum other than as a result of a Supplier-Specific Force Majeure, then, in addition to any rights or restrictions set forth in Section 5 that continue to apply in accordance with their terms:

a.    Amazon will promptly pay (no later than thirty (30) days following termination) the Investment Fee to Rivian;

b.    Ownership of any and all Dedicated Top Hat Tooling will automatically transfer to Amazon as set forth in Section 3.9(C);

c.    With respect to the Side Letter, the Parties agree that, to the

38

extent that the obligations of Rivian set forth in Section 2.2 of the Side Letter apply as of the date of such termination (the “LMV Exclusivity”), effective as of the date of termination, such obligations shall not apply with respect to Rivian’s development, manufacture or sale of skateboards (such as, for the sake of example only and not for purposes of limitation, products similar to Skateboards) for use in a fleet of vehicles for logistics or last mile transportation of goods to the final delivery destination;

d.    Amazon’s rights with respect to Shared Top Hat IP shall be as set forth in Section 5.1(A);

e.    The restrictions with respect to Rivian’s Exploitation of the Shared Top Hat IP shall be as set forth in Section 5.1(A);

f.    The scope of the Limited Licensed Subject Matter License shall be as set forth in Section 5.2(A);

g.    The restrictions set forth in Section 5.3(B) (Skateboard Foreground IP: Restrictions) shall no longer apply effective as of the date of termination (as set forth therein); and

h.    In the event that Amazon wishes to have a top hat based on the Shared Top Hat IP integrated with a Third Party Skateboard and requests Rivian’s assistance with the integration of the Third Party Skateboard with such top hat, such assistance by Rivian (and any obligation of Rivian with respect thereto) will be subject to a separate services agreement agreed by the Parties.

(ii)    If the [***] Unit Threshold has not been satisfied and Amazon terminates this Work Order as a result of the existence of a Cancellation Condition pursuant to Section 8.3 (Suspension, Cancellation, and Termination – Cancellation Conditions) of the Work Order or pursuant to Section 8.4 (Termination for Cause), Section 8.6 (Termination for Change of Control) or Section 8.7 (Termination for Force Majeure) of the Framework Addendum as a result of a Supplier-Specific Force Majeure, then Amazon will not be required to pay the Investment Fee in connection with such termination; provided, however, Amazon may nevertheless elect to pay the Investment Fee in full in connection with such termination (as described further below):

a.    If Amazon does not pay the Investment Fee in full to Rivian within thirty (30) days following a termination described in Section 8.7(B)(ii) (a “For Cause No Investment Fee Termination”), then, in addition to any rights or restrictions set forth in Section 5 that continue to apply in accordance with their terms:

i.    Amazon will not obtain ownership of the Dedicated Top Hat Tooling;

ii.    Effective as of the date that is thirty (30) days following the termination of this Work Order, Amazon will not (and will not authorize others to) Exploit Shared Top Hat IP for any purpose other than with respect to units of Products purchased prior to the date of such termination;

iii.    Effective as of the date that is thirty (30) days following the termination of this Work Order, the Parties agree that LMV Exclusivity terminates;

39

iv.    Effective as of the date that is thirty (30) days following the termination of this Work Order, the restrictions set forth in Section 5.3(B) (Skateboard Foreground IP: Restrictions) shall no longer apply (as set forth therein);

v.    Effective as of the date that is thirty (30) days following the termination of this Work Order, the restrictions on Rivian set forth in Section 5.1(A) shall not apply with respect to Reskinned Delivery Vehicles. For the avoidance of doubt, except for the Shared Top Hat IP and the Skateboard Foreground IP, no rights or licenses under Intellectual Property Rights are granted by Amazon or its Affiliates with respect to Reskinned Delivery Vehicles under this Agreement (for example, Amazon LMT IP), whether express or implied. “Reskinned Delivery Vehicles” means delivery or logistics vehicles for which Rivian has changed the color, headlights, fascia and wheels and that do not use any Amazon branding, in each case, in a manner that would not cause a likelihood of confusion of such vehicles with the Delivery Vehicles.

vi.    With respect to the Reskinned Delivery Vehicles that Rivian manufactures (or has manufactured), from the date that is thirty (30) days following the termination of this Work Order to the [***] year anniversary of the Start of Production Date (provided the termination date is prior to such [***] year anniversary):

1)    At least one (1) month prior to Rivian’s launch of sales of Reskinned Delivery Vehicles and in January in each calendar year thereafter, Rivian will offer to Amazon the option to submit one (1) binding purchase order within one (1) month following such offer for Reskinned Delivery Vehicles to be produced for Amazon in the calendar year in which such purchase order is delivered. In the event that Amazon submits such a purchase order for Reskinned Delivery Vehicles to be sold in jurisdictions in which Rivian is selling Reskinned Delivery Vehicles, Rivian will accept such purchase order(s) up to its production capacity for Reskinned Delivery Vehicles, and allocate production capacity for Reskinned Delivery Vehicles remaining (following allocation to Reskinned Vehicle Purchasers (as defined below)) to Amazon in priority to other customers. The volume-based pricing offered to Amazon for Reskinned Delivery Vehicles will be [***]. All other terms of such purchase order shall be consistent with (and no less favorable to Amazon) than are offered to other Reskinned Delivery Vehicle customers; and

2)    No later than [***] prior to Rivian entering into a binding multi-year agreement with a third party, Rivian shall deliver written notice to Amazon that it intends to sell Reskinned Delivery Vehicles to an unidentified third party in a multi-year agreement, which notice shall set forth indicative pricing based on volume. No later than [***] prior to Rivian entering into such binding multi-year agreement, Rivian shall deliver written notice (an “Election Notice”) to Amazon notifying Amazon (x) that Amazon has the right to elect to purchase Reskinned Delivery Vehicles and (y) of the final pricing and other material terms of Reskinned Delivery Vehicles based on volume, which terms (including pricing by volume) shall be no less

40

favorable to Amazon than are offered to such third party. No later [***] following the delivery of the Election Notice, Amazon may deliver one (1) binding purchase order for Reskinned Delivery Vehicles to be delivered to Amazon during the period covered by such binding multi-year agreement. In the event that Amazon submits such a purchase order for Reskinned Delivery Vehicles to be sold in jurisdictions in which Rivian is selling Reskinned Delivery Vehicles, Rivian will accept such purchase order up to its production capacity for Reskinned Delivery Vehicles remaining (following allocation to Reskinned Vehicle Purchasers (as defined below)). In the event that Amazon does not deliver a purchase order in accordance with the foregoing provisions of this Section 8.7(B)(ii)(a)(vi)(2), Rivian shall have the right to enter into the binding multi-year agreement with such third party (each such third party, a “Reskinned Vehicle Purchaser”).

The provisions set forth in this clause (vi) shall terminate immediately upon Amazon’s submission or filing of a claim against Rivian for breach of the Agreement.

b.    If Amazon does pay the Investment Fee in full to Rivian within thirty (30) days following termination described in Section 8.7(B)(i), then, in addition to any rights or restrictions set forth in Section 5 that continue to apply in accordance with their terms:

i.	Ownership of any and all Dedicated Top Hat Tooling will automatically transfer to Amazon as set forth in Section 3.9(C);

ii.	Amazon’s rights with respect to Shared Top Hat IP shall be as set forth in Section 5.1(A);

iii.	The restrictions with respect to Rivian’s Exploitation of the Shared Top Hat IP shall be as set forth in Section 5.1(A);

iv.	The scope of the Limited Licensed Subject Matter License shall be as set forth in Section 5.2(A);

v.

Effective as of the date of termination, the LMV Exclusivity obligations shall not apply with respect to Rivian’s development, manufacture or sale of skateboards (such as, for the sake of example only and not for purposes of limitation, products similar to Skateboards) for use in a fleet for logistics or last mile transportation of goods to the final delivery destination;

vi.	The restrictions set forth in Section 5.3(B) (Skateboard Foreground IP: Restrictions) shall no longer apply effective as of the date of termination (as set forth therein); and

vii.

In the event that Amazon wishes to have a top hat based on the Shared Top Hat IP integrated with a Third Party Skateboard and requests Rivian’s assistance with the integration of the Third Party Skateboard with such top hat, such assistance by Rivian (and any obligation of Rivian with respect thereto) will be subject to a separate services agreement agreed by the Parties.

41

(C)    Rivian Solvency Event.

(i)    Upon termination by Amazon of this Work Order for a Rivian Solvency Event pursuant to Section 8.6 (Termination for Rivian Solvency Event) of this Work Order, or of the Framework Addendum pursuant to Section 8.5 (Termination for Insolvency) of the Framework Addendum, regardless of whether Amazon has satisfied the 100,000 Unit Threshold [***], effective upon the occurrence of such Rivian Solvency Event:

a.    Effective as of the date that is thirty (30) days following the termination of this Work Order, the Parties agree that LMV Exclusivity terminates;

b.    The restrictions with respect to Rivian’s Exploitation of the Shared Top Hat IP shall be as set forth in Section 5.1(A);

c.    The scope of the Limited Licensed Subject Matter License shall be as set forth in Section 5.2(A);

d.    Amazon’s rights with respect to Shared Top Hat IP shall be as set forth in Section 5.1(A);

e.    Amazon’s right to exercise the Active Vehicle Management Platform License shall be as set forth in Section 4.6;

f.    The restrictions set forth in Section 5.3(B) (Skateboard Foreground IP: Restrictions) shall no longer apply effective as of the date of termination (as set forth therein); and

g.    The ownership of the Dedicated Top Hat Tooling will not transfer to Amazon unless Amazon elects to pay the Investment Fee, in which event ownership of any and all Dedicated Top Hat Tooling will automatically transfer to Amazon as set forth in Section 3.9(C).

(D)    Investment Fee.

(i)    The “Investment Fee” means [***].

42

(ii)    If Amazon relocates the Manufacturing of the Delivery Vehicle, excluding the Skateboard, from the Rivian Manufacturing Facility to an Amazon or third party facility and purchases only Skateboards from Rivian (e.g., in the event of a Top Hat Wind-Down), the Skateboard units purchased by Amazon will continue to count toward the 100,000 Unit Threshold in Section 8.7(A) above and [***]. The Rivian Investment Recoup item included within the Delivery Vehicle or Skateboard price will be set forth in Schedule 4 and will be subject to any adjustments from time to time for [***].

8.8    Specific Performance. For the one (1)-year period after any Cancellation Condition is triggered and prior to a termination or waiver by Amazon of such Cancellation Condition pursuant to Section 8.3 (Suspension, Cancellation, and Termination – Cancellation Conditions) and Schedule 15, Rivian will, on a continuous basis, use all reasonable efforts to cure such Cancellation Condition. Notwithstanding the foregoing, with respect to the Cancellation Condition in Section 11 of Schedule 15, the one (1)-year period in this Section 8.8 shall be deemed to be a ninety (90) day period. Rivian acknowledges and agrees that Amazon may be damaged irreparably in the event Rivian is not using reasonable efforts to cure a Cancellation Condition, monetary damages may not provide an adequate remedy in such event, and Amazon is entitled to seek an order of specific performance to compel performance of such obligations, in addition to any other remedy to which Amazon may be entitled hereunder.

8.9    Survival. Section 1.4 (Requirements), Section 1.5(B) (Government Reports), the first sentence of Section 1.5(C) (Authorizations), Section 3.1(B) (Top Hat Wind-Down) with respect to Top Hat Wind-Down Notices provided prior to termination of this Work Order, Section 3.2(B), Section 3.9 (Dedicated Top Hat Tooling), Section 4.1 (Data), the first sentence of Section 4.2(A) provided that it will survive for as long as the Delivery Vehicles are in service for Amazon, Section 4.2(C), the last sentence of Section 4.3 (Training Program), Section 4.4 (Battery Replacement) provided that it will survive for the Spare Parts Period, Section 4.6 (Active Vehicle Management Platform), Section 5 (Proprietary Rights and Intellectual Property), Section 6 (Price, Invoicing and Payment), Section 7 (Subcontractors), Section 8.7 (Purchase of 100,000 Delivery Vehicles and Skateboards; Effect of Termination), Section 9.1(A) and Section 9.2 (Product Warranty – Rivian Warranty) of this Work Order and the provisions of this Work Order that by their nature are intended to survive (including payment obligations that have accrued prior to termination) will survive any termination or expiration of this Work Order, including as such provisions apply to the Authorized Territories. Schedules incorporated into a surviving provision will also survive with respect to such provision.

9.	ADDITIONAL REPRESENTATIONS AND WARRANTIES; PRODUCT WARRANTY.

9.1	Representations and Warranties.

(A)    Rivian represents and warrants that Rivian has or, when necessary, will have all rights and licenses required to grant the rights and licenses set forth in this Work Order, including with respect to the Shared Top Hat IP and the Licensed Subject Matter;

(B)    Each Party represents and warrants that there are no Claims pending against such Party during the term of this Work Order by any third party that such Party Knows (or would reasonably be expected to Know) would materially and adversely impact the other Party’s ability to perform its obligations under this Work Order. The Party against which such a Claim is pending will promptly notify the other Party of any such Claims unless precluded from doing so due to confidentiality obligations owed to third parties or applicable Laws. “Knows” means the actual knowledge of the applicable Party’s Chief Executive Officer, Chief Financial Officer or General Counsel.

43

9.2    Product Warranty – Rivian Warranty. All Delivery Vehicles and associated Component Parts (including Battery and Battery performance) will, unless elected by Amazon, be covered by Rivian’s new vehicle warranty (the “Rivian Warranty”), which will expire on the first to occur of (x) the [***], as applicable, anniversary of the delivery by Rivian of the Delivery Vehicle or (y) [***] miles or [***] miles, as applicable, (the period from purchase to expiration, the “Product Warranty Period”). A summary of the Rivian Warranty is set forth in Schedule 6 and includes at a minimum the following features during the Product Warranty Period:

(A)    provide for replacement vehicle coverage in the event of a recall or covered vehicle defects that causes any vehicle downtime;

(B)    with respect to Battery and Battery performance, provide for the requirement that, if during the Product Warranty Period, the Battery performance degrades to less than an agreed percentage of its original performance specification, Rivian will replace the Battery system in accordance with industry standards;

(C)    for repairs covered by the Rivian Warranty, provide for towing services or reimbursement of towing services to (i) Service Retailers located within thirty (30) miles from the location of the Delivery Vehicle or (ii) any other repair facility that meets the criteria to be agreed upon by the Parties in writing; and

(D)    any and all other additional items covered by a customary bumper-to-bumper warranty for new vehicles sold by original equipment automobile manufacturers in the United States in accordance with industry standards.

The Rivian Warranty will cover the cost of remedying all applicable Non-Conformities covered by the Rivian Warranty during the Product Warranty Period. Rivian will remedy any such failure(s) as promptly as possible, upon receiving notice from Amazon, and at no cost to Amazon.

Subject to Rivian’s obligations under Section 4.2(B) (Technical Support and Maintenance Program) of this Work Order, Rivian may delegate to Subcontractors its obligations under the Rivian Warranty if Rivian has obtained Amazon’s prior written consent to any such Subcontractors to the extent Amazon’s prior written consent is required under this Work Order. To the extent that Subcontractors are providing services to Amazon under the Rivian Warranty, Subcontractors must have (or be able to procure on a timely basis) a sufficient number of Spare Parts to carry out their obligations under the Rivian Warranty. Any failure by a Subcontractor to provide Amazon the services under the Rivian Warranty will be deemed a failure by Rivian.

[Signature page follows.]

44

Each Party’s authorized representative is signing this Work Order on the date set forth below such Party’s signature.

RIVIAN AUTOMOTIVE, LLC

By:	/s/ Robert J. Scaringe

Printed Name:	Robert J. Scaringe

Title:	Chief Executive Officer

Date Signed:	September 16, 2019

AMAZON LOGISTICS, INC.

By:	/s/ Udit Madan

Printed Name:	Udit Madan

Title:	President

Date Signed:	September 16, 2019

[Signature Page to Work Order #1]

Amazon.com, Inc. and Rivian Automotive, Inc. are made Parties to this Work Order solely with respect to Sections 5.3(B), 8.7(B)(i), 8.7(B)(ii), and 8.7(C)(i) of this Work Order for purposes of amending the Side Letter under the Agreement as set forth in Section 16.11(A) of the Framework Addendum. Solely for purposes of amending the Side Letter, this Agreement is executed by the duly authorized representatives of Amazon.com, Inc. and Rivian Automotive, Inc.

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe

Printed Name:	Robert J. Scaringe

Title:	Chief Executive Officer

Date Signed:	September 16, 2019

AMAZON.COM, INC.

By:	/s/ Michael Deal

Printed Name:	Michael Deal

Title:	Vice President and Assistant Secretary

Date Signed:	September 16, 2019

[Signature Page to Work Order #1]

SCHEDULE 1 TO WORK ORDER NO. #1

REQUIREMENTS AND SPECIFICATIONS

1.     DEVELOPMENT SPECIFICATIONS – SPECIFICATIONS & FEATURES AS OF THE WORK ORDER EFFECTIVE DATE

1.1    Skateboard Specifications.

	500 cu. ft.	700 cu. ft.	900 cu. ft.
Key program specifications
Max price		[***]
SoP date (excl. UK)	[***]	[***]	[***]
Markets	[***]	[***]	[***]
Drive hand	[***]	[***]	[***]
Key technical specifications
Gross nameplate battery capacity (kWh)	[***]	[***]	[***]
DC charging max speed (kW)	[***]	[***]	[***]
Charger type (NA Type 1, EU Type 2)	[***]	[***]	[***]
EPA MCT range (miles)	[***]	[***]	[***]
Acceleration (sec. 0-60 mph, unladen)	[***]	[***]	[***]
Top speed (mph)	[***]	[***]	[***]
Curb weight (lbs)	[***]	[***]	[***]
US plated Gross vehicle weight (lbs)	[***]	[***]	[***]
EU plated Gross vehicle weight (kg)	[***]	[***]	[***]
US Payload (lbs)	[***]	[***]	[***]
EU Payload (kg)	[***]	[***]	[***]
Powertrain drive layout	[***]	[***]	[***]
Dimensions and packaging specifications
Overall length (mm)	[***]	[***]	[***]
Overall height (mm)	[***]	[***]	[***]
Overall width without mirrors (mm)	[***]	[***]	[***]
Cargo length at floor (mm)	[***]	[***]	[***]
Max cargo height (mm)	[***]	[***]	[***]
Cargo width at floor (mm)	[***]	[***]	[***]
Aisle width (mm)	[***]	[***]	[***]
Wheelbase (mm)	[***]	[***]	[***]
Track width front and rear (mm)	[***]	[***]	[***]
Wheel size (in; steel)	[***]	[***]	[***]
Tire size (same for 900 rears)	[***]	[***]	[***]
Turn circle; curb-to-curb (m)	[***]	[***]	[***]
Approach angle (deg)	[***]	[***]	[***]
Departure angle (deg)	[***]	[***]	[***]
Breakover angle (deg)	[***]	[***]	[***]

Minimum ground clearance (mm)	[***]	[***]	[***]
Frontal area without mirrors (sq. m)	[***]	[***]	[***]
Aerodynamic drag coefficient (Cd)	[***]	[***]	[***]

1.2    Feature List.

[***]

Feature	500	700	900
Vehicle Control Coordination
Heated Windshield	[***]	[***]	[***]
Intermittent rain sensing windshield wipers	[***]	[***]	[***]
Front Side Glass; powered driver’s side; fixed passenger side	[***]	[***]	[***]
Side Mirrors; planar and convex	[***]	[***]	[***]
Forward lighting; LED low & high beam with Automatic High Beam Assist (HBA) and Daytime running auto On/Off	[***]	[***]	[***]
360 Degree Surround View Cameras [***]	[***]	[***]	[***]
Sun Visors; Driver & Front Passenger Feature with Flip down only	[***]	[***]	[***]
Side Street View; Resolution/Frame Rate [***]	[***]	[***]	[***]
Vehicle Information & Control HMI
12.3” Instrument Cluster Display	[***]	[***]	[***]
15.6” Center Stack Display	[***]	[***]	[***]
12.75” Rear Power Zone Display; Small touch screen module [***]	[***]	[***]	[***]
Steering Wheel Controls; Multi-function scroll wheels (x2): Roll, Rock, Side-to-side, Press	[***]	[***]	[***]
Control Stalks; Lights / Wipers, PRND, Cruise	[***]	[***]	[***]
Vehicle Signaling & Visibility
Width Markers; High level LED width markers (x5) front and (x5) rear	[***]	[***]	[***]
Charge State Indicator	[***]	[***]	[***]
Driver Assistance & Intelligent Control
Lane Departure Warning (LDW)	[***]	[***]	[***]
Lane Keep Assist (LKA)	[***]	[***]	[***]
Forward Collision Warning (FCW)	[***]	[***]	[***]
Emergency Brake Assist (EBA)	[***]	[***]	[***]
Automated Emergency Braking (AEB)	[***]	[***]	[***]
Adaptive Cruise Control (ACC)	[***]	[***]	[***]
Blind Spot Detection (BSD)	[***]	[***]	[***]
Rear Cross Traffic Alert (RCTA)	[***]	[***]	[***]
Manual Park Assist (MPA); Rear Ultrasonic Based Parking Sensor	[***]	[***]	[***]
Traffic Sign Recognition (TSR)	[***]	[***]	[***]
Pedestrian External Back-up Warning	[***]	[***]	[***]
Backup Warning System (BWS)	[***]	[***]	[***]
Vehicle Control
Electric Power Steering	[***]	[***]	[***]
Traction Control	[***]	[***]	[***]

Stability Control	[***]	[***]	[***]
Front Suspension; Double Wishbone with Passive Dampers and anti-roll bar	[***]	[***]	[***]
Rear Suspension FWD; Torsion beam axle with frame-mounted radius arms, Coil springs, Passive dampers, anti-roll bar	[***]	[***]
Rear Suspension AWD; Drive axle with Leaf springs, Passive dampers, anti-roll bar			[***]
Sliding Caliper Front & Rear Anti-Lock Brakes	[***]	[***]	[***]
Electric Park Brake	[***]	[***]	[***]
Dual-motor Front-Wheel Drive ([***]kW per motor)	[***]	[***]
Quad-motor All-Wheel Drive ([***]kW per motor)			[***]
Occupant Comfort
Heated Steering Wheel with hands-on sensing	[***]	[***]	[***]
Driver Seat; Heated and ventilated	[***]	[***]	[***]
Heated Driver’s Armrests	[***]	[***]	[***]
HVAC; Single zone with heating and cooling capability for driver and demist/defog/defrost capability for windshield and side glass	[***]	[***]	[***]
Driver’s Seat; Manual Adjustable Cloth Seat with 8-way (Slide, Recline, Tilt, Lift), 2-way Lumbar	[***]	[***]	[***]
Training Seat; Cloth foldable jump seat	[***]	[***]	[***]
Closures
Bulkhead Door Narrow; [***] Lockable bulkhead door between cargo area and cab Manual Door Operation (Option for auto open/close) with Latch open/close and Auto lock/unlock (Keyless Entry)	[***]
Bulkhead Door Wide; [***] Lockable bulkhead door between cargo area and cab Manual Door Operation (Option for auto open/close) with Latch open/close and Auto lock/unlock (Keyless Entry)		[***]	[***]

Rear Roller Door; Lockable roll-up rear door, Manual Door Function, Powered Lock/ Unlock, Keyless Entry Height at lowest horizontal point when open 1985mm from cargo floor Width to change with Vehicle Width 100mm – inner surface of roof skin to underside of open roller door

	[***]	[***]	[***]
Driver’s Door; 70 Degree Hinged opening	[***]	[***]	[***]
Curbside Door; Manual pocket door. Manual Door Operation, Latch open/close and Auto lock/unlock (Keyless Entry)	[***]	[***]	[***]
Charge Port Door; Located on left hand side fender (does not change location for RHD)	[***]	[***]	[***]
Vehicle Utility
Underbody; Injection Molded	[***]	[***]	[***]
Cargo Volume; 500 (ft3) nominal	[***]
Cargo Volume; 700 (ft3) nominal		[***]
Cargo Volume; 900 (ft3) nominal			[***]
Cargo Area; Light bars , Semi-transparent roof, Shelving and Racking [***] Passive Air Circulation [***] Max. 50mm y-cross section of cargo body upright	[***]	[***]	[***]
Cargo Shelves [***] Two rows either side, running front to back of cargo area. Fixed height Depth [***]	[***]	[***]	[***]
3rd Party Custom Dolly / Hand Truck with integrated storage mount [***]	[***]	[***]	[***]
Retention systems for cups/flasks/bottles, forms, coats, personal effects	[***]	[***]	[***]

Storage box for small package delivery [***]	[***]	[***]	[***]
Rear Step; Rear step to cargo area in rear bumper – 350-430mm step height from ground at curb weight	[***]	[***]	[***]
Driver Convenience
USB Type-C Ports (Center Console) x2	[***]	[***]	[***]
WiFi; 4G Connectivity with Wifi for OTA updates	[***]	[***]	[***]
Wireless Qi Device Charger	[***]	[***]	[***]
First Aid Kit; Mounted in cab	[***]	[***]	[***]
Fire Extinguisher; Mounted in cab	[***]	[***]	[***]
Warning Triangle; Mounted in cab	[***]	[***]	[***]
Forms holder; Mounted in cab	[***]	[***]	[***]
Cup / Drinks Holder; Driver’s reach zone when seated	[***]	[***]	[***]
A/V Infotainment
Microphone & loudspeaker system; Loudspeaker 2 Speakers in Cab 2 Speakers in Cargo Bay
Spoken Voice Delivery
Microphone array in front to support [***]
Microphone array in Cargo Area	[***]	[***]	[***]
Smart Phone Integration; Audio integration of personal device for music playback, Contacts, Place/Take calls, Conferencing	[***]	[***]	[***]
Navigation and Mapping; Updateable digital Map with real-time traffic, Satellite, EV stations and location services. Turn-by-turn Nav, with [***] routes	[***]	[***]	[***]
Music playback via USB with FM Radio Functionality, HD Radio, Digital Radio, [***] DAB Receiver (EU) No CD No [***]	[***]	[***]	[***]
Safety & Security
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Crash Protection
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
Interior Trim
Steering Wheel; Molded wheel with power tilt and telescoping adjustment	[***]	[***]	[***]
Front Overhead Console; Integrated reading lights, Hazard switch, e-Call button	[***]	[***]	[***]
Cloth headliner in cab area	[***]	[***]	[***]
Cab Flooring; Non-slip, serviceable, floor covering	[***]	[***]	[***]
Cargo Box Flooring; Non-slip, serviceable, floor covering	[***]	[***]	[***]
Color / Trim
Interior Color - e-coat and body colored primer	[***]	[***]	[***]
Exterior Paint - Squid Ink Blue	[***]	[***]	[***]

2.    BATTERY SPECIFICATIONS

Vehicle config. (cu. ft.)	Rate (kWh/mile)	Pack nameplate (kWh)	Useable energy (“A”)	Useable energy (kWh) (“B”)	EPA MCT cycle per Specifications (miles) (“C”)
500 & 700	[***]	[***]	[***]	[***]	[***]
500 & 700	[***]	[***]	[***]	[***]	[***]
900	[***]	[***]	[***]	[***]	[***]
900	[***]	[***]	[***]	[***]	[***]

Battery and Range Performance

End of year in service:	1			2			3
	A	B	C	A	B	C	A	B	C
500 & 700 cu. ft.; [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
500 & 700 cu. ft.; [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
900 cu. ft.; [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
900 cu. ft.; [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

End of year in service:	4			5			6
	A	B	C	A	B	C	A	B	C
500 & 700 cu. ft.; [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
500 & 700 cu. ft.; [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
900 cu. ft.; [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
900 cu. ft.; [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

End of year in service:	7
	A	B	C
500 & 700 cu. ft.; [***]	[***]	[***]	[***]
500 & 700 cu. ft.; [***]	[***]	[***]	[***]
900 cu. ft.; [***]	[***]	[***]	[***]
900 cu. ft.; [***]	[***]	[***]	[***]

SCHEDULE 2 TO WORK ORDER NO. #1

MILESTONES AND DEVELOPMENT AND PRODUCTION SCHEDULE

Dates for gateways and prototype vehicle builds.

Gateway / Milestone	Description	Date (500 and 700 cu ft configuration only)
G0 Gateway	Project kickoff	May 2019 (completed)
G1 Gateway	Technical requirements defined	Jul 2019 (completed)
G2 Gateway	Hardpoint definition	Sept 19 2019
Mule Build 1.0 Start	Using existing R1 Mule(s) for Rivian development	Oct 31 2019
Mule Build 2.0 Start	Skateboard prototypes for Rivian development	Jan 31 2020
G3 Gateway	Product definition completed	Mar 27 2020
G4 Gateway	Production release	Jun 26 2020
G5 Gateway	Start of 1.0 Validation Prototype build	Jan 29 2021
1.0 Validation Prototype Drive Events	Start of joint field testing at Amazon routes and facilities	May 28 2021
Tooling Tryout Vehicle Build	Bodies and general assembly vehicles	May 28 2021
Tooling Tryout Vehicle Drive Events	Start of joint field testing at Amazon routes and facilities	Jun 25 2021
G6 Gateway	Engineering confirmation	Jun 25 2021
Production Parts at Plant	Certified parts due at plant for production build	Aug 6 2021
Pre-Production Build	Start of build to certify production process	Aug 27 2021
G7 Gateway	Start of production	Sept 30 2021
G8 Gateway	OK to ship	Nov 26 2021

900 cu ft. variant process will be paused after G2 gateway and restarted no later than [***] thereafter.

SCHEDULE 3 TO WORK ORDER NO. #1

DELIVERABLES AND ACCEPTANCE CRITERIA

Deliverable	Acceptance Criteria	Timing	Notes
Work Order Schedules
Specification	Reflects key specifications and dimensions	G2	Included in WO
Product plan	Reflects all program features	G2	Included in WO
Timing and gateway plan	Reflects key program dates, milestones and events	G2	Included in WO
Price schedule	Reflects all cost targets and max price cap	G2	Included in WO
Investment schedule	Reflects all investment requirements and cap	G2	Included in WO
Quality and Vehicle Development
Quality strategy	Advanced Product Quality Plan (APQP) and Production Parts Approval Process (PPAP) plans in place	G4	Updated at each gate pursuant to the terms of the Work Order
Attribute targets	Key subjective and objective attributes agreed	G3	Updated at each gate pursuant to the terms of the Work Order
Sourcing and Logistics
Sourcing strategy	Make/buy analysis complete and identification of target suppliers	G3	Updated at each gate pursuant to the terms of the Work Order
Sourcing plan	All suppliers confirmed for production	G7	Updated at each gate pursuant to the terms of the Work Order
Logistics strategy	Logistics concept, including freight, dunnage, and duty, defined for series production	G4	Updated at each gate pursuant to the terms of the Work Order
Inbound logistics plan	Parts packaging confirmed; all supply routes and transport methods identified	G6	Updated at each gate pursuant to the terms of the Work Order
Outbound logistics plan	Vehicle outbound logistics plan finalised for all regions	G6	Updated at each gate pursuant to the terms of the Work Order
Sales and Service
Sales strategy	Strategy for sales, title and registration for all tranches of US states and EU countries	G4	Updated at each gate pursuant to the terms of the Work Order
Sales plan	Confirmed plan to current regulations for selling in each domestic and international state / province	G5	Updated at each gate pursuant to the terms of the Work Order
Service parts strategy	Spare parts delivery strategy defined	G5	Updated at each gate pursuant to the terms of the Work Order
Service strategy	Body repair strategy achieveable, service intervals in place and agreed	G7	Updated at each gate pursuant to the terms of the Work Order
Service parts and tools	Determination of equipment and tools required for service	G6	Updated at each gate pursuant to the terms of the Work Order
Service documentation	Workshop manuals with instructions for vehicle service	G8	Updated at each gate pursuant to the terms of the Work Order
Service trainings	Initial training of Amazon trainers covering vehicle operation and basic maintenance	G8	Updated at each gate pursuant to the terms of the Work Order

Warranty program	Full detail of warranty program and coverage	G5	Updated at each gate pursuant to the terms of the Work Order
Design / Engineering Properties
Exterior theme models	Scale models to support theme selection	G2	Completed
Color, materials, finish	CMF plan complete with samples for approval	G3	N/A
1:1 clay model exterior	Full size representation of selected theme	G3	N/A
1:1 packaging buck	Full size representation of occupant and cargo areas	G2	N/A
UI/UX	Test features implemented on VP1s	G5	Updated at each gate pursuant to the terms of the Work Order
1.0 Mules	Described in Schedule 13
2.0 Mules	Described in Schedule 13
1.0 Validation Prototypes	Described in Schedule 13
Tooling Tryout Vehicles	Described in Schedule 13
Pre-Production Vehicles	Described in Schedule 13
Show Car	Delivery of driveable prototype representative of design only for PR/shows	[***]	[***]

SCHEDULE 4 TO WORK ORDER NO. #1

PRICE SCHEDULE

1.    Pricing – Purchase Price [***]

[***]

[***]

2.    Pricing – [***]

[***]

[***]

3. Pricing – [***]

[***]

[***]

[***]

4. Pricing – [***]

[***]

5. Pricing – [***]

[***]

6.    Follow-up – Assembly categories

[***]

7.    Spare Parts Pricing – Purchase Price Model

[***]

[***]

[***]

8.    Spare Parts Pricing – Example

[***]

SCHEDULE 5 TO WORK ORDER NO. #1

INITIAL ORDER PLAN AND INITIAL FORECAST

Initial Order Plan for Delivery Vehicles

	Oct-21	Nov-21	Dec-21	Jan-22	Feb-22	Mar-22	Apr-22	May-22	Jun-22	Q3 2022	Q4 2022	Q1 2023
500 cu. ft. (Left Hand Drive)					[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
500 cu. ft. (Right Hand Drive)								[***]	[***]	[***]	[***]	[***]
700 cu. ft.		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
900 cu. ft.											[***]	[***]
Total Delivery Vehicles		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Initial Three-Year Forecast for Delivery Vehicles

	Oct-21	Nov- 21	Dec- 21	Jan-22	Feb- 22	Mar- 22	Apr-22	May-22	Jun-22	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
500 cu. ft. (Left Hand Drive)					[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
500 cu. ft. (Right Hand Drive)								[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
700 cu. ft.		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
900 cu. ft.		—	—	—	—	—	—	—	—	—	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total Delivery Vehicles		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

SCHEDULE 6 TO WORK ORDER NO. #1

RIVIAN WARRANTY

Warranty Options:

•	Option 1: [***] or [***] mile bumper-to-bumper comprehensive warranty (price is [***] of BOM + assembly for vehicle coverage + battery coverage)

•	Option 2: [***] or [***] mile bumper-to-bumper comprehensive warranty (price is [***] of BOM + assembly for vehicle + battery)

•

Option 3: No warranty (Amazon will not pay [***] or [***] warranty provision at time of sale and Rivian will charge for parts and labor for any service that would have otherwise been covered by warranty)

•

Amazon to notify Rivian via the PO submission of which of Option 1 or Option 2 it elects. If Amazon desires to select Option 3, it will provide Rivian with at least [***] notice unless otherwise agreed by the Parties

•	For any Specification Changes agreed by the parties, any effect in warranty cost are to be agreed at the same time (if any)

•	Warranty provision will be set at time of price finalization and not subject to changes as a result of cost reductions to BOM or assembly

Vehicle Warranty Coverage:

•	Bumper-to-bumper comprehensive warranty

•	Coverage includes parts and labor costs

Vehicle Warranty Exclusions:

•	Scheduled maintenance items for normal wear fall outside warranty coverage; warranty covers manufacturer defects

•	Overloading the vehicle beyond payload and performance limits

•	Damage caused from negligence, improper use, improper repair

Battery Warranty Coverage:

•	Coverage against capacity degradation below [***] of gross nameplate capacity (for [***] mile warranty)

•	Coverage against capacity degradation below [***] of gross nameplate capacity (for [***] mile warranty)

•	Capacity measured against initial nominal capacity

•	Rivian requires Volta bring vehicles to Rivian service centers or authorized 3rd party for battery analysis and warranty approval

•	Coverage includes parts and labor costs

Battery Warranty Exclusions are stipulated for batteries operated under undue conditions such as:

•	Damage resulting from battery being opened by non-authorized party

•	Improper maintenance

•	Using the vehicle as a stationary power source

•	Driving under extreme weather conditions

•	Improper vehicle modifications

•	Battery cannot be charged >50kW

SCHEDULE 7 TO WORK ORDER NO. #1

APPROVED VENDORS AND SUBCONTRACTORS SUBJECT TO AMAZON’S PRIOR APPROVAL

Amazon has pre-approved these Battery Vendors; Rivian can source from any company without further approval:

[***]

Rivian must obtain Amazon’s approval before subcontracting any company for services included in these categories:

1. Roadside Assistance

2. Body Shop

3. Outbound Logistics

4. Fleet Operations

5. Charging Operations

6. Charging & Service Infrastructure

7. Quick Service

8. Upfitters

9. Warranty and non-warranty service & maintenance

Rivian to provide Amazon with prior written notice of selection of or change to Suppliers of the following autonomous driving technology (Levels 1 through 3):

[***]

[***]

SCHEDULE 8 TO WORK ORDER NO. #1

STEERING COMMITTEE AND GOVERNANCE

The terms and conditions of the Work Order to which this Schedule is attached will remain in full force and effect and will govern and control in the event of a conflict between the terms of this Schedule 8 and the terms and conditions of the Work Order. Unless otherwise expressly defined herein, the capitalized terms used herein will have the meaning assigned to them in the Work Order.

1.	Objectives and Overview

This Schedule 8 (Steering Committee and Governance) sets forth the Steering Committee and governance provisions for the administration and process of the Steering Committee. The Steering Committee is intended to be a forum for (1) communication between the Parties and dedicated responsibility for making decisions and confirming acceptance of items as set forth in the Work Order, and (2) initial dispute resolution processes as set out in Section 16.8 of the Framework Addendum.

2.	Steering Committee

Promptly after the WO Effective Date, the Parties will each appoint four (4) representatives to a steering committee (the “Steering Committee”). The Steering Committee’s intended areas of responsibility and communication are as follows:

(i)	overall strategy and provide strategic direction;

(ii)	Development plans;

(iii)	activities related to Manufacturing;

(iv)	serve as a forum for attempted settlement of disputes or disagreements;

(v)	global Development strategy and global Development budgets;

(vi)	such other functions as appropriate to further the purposes of the Agreement and the Work Order as determined by the Parties from time to time; and

(vii)

tracking timelines and deadlines established for the design, Development, validation, and start of Production for the Products as set out in the Project Plan and Schedule and otherwise in the Work Order, and delivery and acceptance of all Development Deliverables relating thereto in accordance with the Work Order, as set forth in Schedule 2 and Schedule 3 of the Work Order.

A Party may change any of its appointments to the Steering Committee at any time upon giving written notice to the other Party.

Rivian and Amazon, through their participation in the Steering Committee or as otherwise agreed by the Parties, will jointly participate in specific reviews at all milestones and other events in the Project Plan and Schedule to review and confirm that the Development Deliverables for each phase of the Development are met. The Steering Committee’s intended responsibility is to put in place the processes of regular reviews of engineering and assembly, and reviews of any other business issues, including distribution, marketing, field performance, customer satisfaction, volume forecasts, and Production to schedule performance, as they may arise during the term of this Agreement and relate to the Parties’ respective obligations under the Work Order and the Agreement. The Steering Committee’s intended responsibility is also to put in place the processes to be used by the Parties for requesting information and assistance that each Party is required to provide to the other Party under the Work Order and the Agreement.

Unless otherwise agreed by the Parties, the Steering Committee will meet (i) at least once quarterly, and (ii) as otherwise is necessary, in connection with the foregoing. Meetings of the Steering Committee will be convened on a mutually convenient date via conference call unless face-to-face meetings are possible or desired. Any member of the Steering Committee may be represented by qualified proxy if unavailable to attend in person or by telephone. Either Party may call an ad hoc meeting of the Steering Committee meeting upon reasonable prior written notice. At each meeting, each member of the Steering Committee may bring one or more additional advisors, experts or vendors to participate in the meeting; provided, however, that each such advisor, expert or vendor signs an appropriate nondisclosure agreement prohibiting disclosure of confidential information acquired in connection with such participation or is otherwise prohibited from disclosure as a result of professional obligations. To the extent a Steering Committee decision is required under the terms of the Work Order or the Agreement, the Steering Committee decision will be made by unanimous approval of the Steering Committee members; if unanimous approval is not obtained, the decision will be determined by the Parties in writing. Each Party will bear its own costs in connection with the attendance and participation of each Party’s representatives in Steering Committee meetings related to the Agreement.

3.	Project Managers

(A)     Rivian Project Manager. Rivian will designate one (1) individual to whom all Rivian communications concerning the Agreement may be addressed (the “Rivian Project Manager”), who will act on behalf of Rivian in all day-to-day matters pertaining to the Agreement, including the administration of the Agreement on a day-to-day basis on behalf of Rivian. In addition, the Rivian Project Manager will be responsible for providing direction to the design and Development of the Delivery Vehicle, and for coordinating the engineering and cross-functional activities of the Work Order. This individual will also serve as the primary point of contact with the Amazon Project Manager with respect to change management and issue resolution. Rivian may change the designated Rivian Project Manager from time to time by providing notice to Amazon.

(B)     Amazon Project Manager. Amazon will designate one (1) individual to whom all Rivian communications concerning this Agreement may be addressed (the “Amazon Project Manager” and together with the Rivian Project Manager, the “Project Managers”), who will act on behalf of Amazon in all day-to-day matters pertaining to this Agreement, including the administration of this Agreement on a day-to-day basis on behalf of Amazon. The Amazon Project Manager will be responsible for providing the overall direction on Amazon’s side and for coordinating all necessary Amazon activities during the term of this Work Order. Like the Rivian Project Manager, this individual will also serve as primary point of contact with respect to change management and issue resolution. Amazon may change the designated Amazon Project Manager from time to time by providing notice to Rivian.

(C)     Project Manager Responsibilities. The Project Managers are responsible for the internal coordination within their respective Parties and Affiliates of the follow-up of the implementation of the Agreement, including the following issues:

(i)	progress of the Development through joint reviews of each milestones;

(ii)	program scheduling: ordering, programming, delivering process of Delivery Vehicles;

(iii)	product planning: product improvement and/or changes;

(iv)	Delivery Vehicle quality: follow-up and resolution of quality problems;

(v)	after-sales: maintenance, repair, warranty issues;

(vi)	economics, including price adjustments related to Delivery Vehicles content changes and cost reductions achieved by the Parties over time;

(vii)	Production capacity sharing issues; and

(viii)	preparation of joint reports for the respective organizations.

4.	Governance Process Review

The relationship management process will be reviewed jointly by the Parties at least annually to reflect current business conditions and make any improvements or updates as appropriate.

SCHEDULE 9 TO WORK ORDER NO. #1

FORM OF PURCHASE ORDER

This Purchase Order No. [#] (“PO”) is made on the                                          day of              20         (the “PO Effective Date”).

Between:

(1) [Amazon / ][Amazon Affiliate]	[a Delaware corporation] whose primary office is at: [410 Terry Avenue North Seattle, WA 98109-5210] (“Amazon”);
(2) Rivian Automotive, LLC	a Delaware limited liability company whose primary office is at: 13250 N. Haggerty Road Plymouth, MI 48170 (“Rivian”);

1.

This PO is entered into pursuant to, and is made a part of, the Master Framework Agreement, dated [                ], between Amazon and Rivian (the “Agreement”), and Work Order No. [#], dated [                    ], between Amazon and Rivian (the “Work Order”).

2.

This PO hereby incorporates by reference the terms and conditions of the Agreement and the Work Order, including Section 6.1 of the Work Order and Schedule 4 to the Work Order. Capitalized terms used in this PO will have the meanings set out in the Agreement or the Work Order.

3.	Amazon and Rivian agree as follows:

Products

Description and Quantity of Products (including product mix – drive configuration, cargo volume, any options): Project Plan Schedule:	[This may be completed by reference to a separate document] [This may be completed by reference to a separate document]
Scheduled Production Date	[●]
Delivery Date	[●]
Method of Shipment	[●]
Delivery Location	[●]

Services

Description of Services:	[This may be completed by reference to a separate document]

Services Schedule:	[This may be completed by reference to a separate document]

Specifications:	[This may be completed by reference to a separate document]

Acceptance Criteria:	[This may be completed by reference to a separate document]

Performance Standards/Service Levels:	[If services are ongoing rather than one-off. This may be completed by reference to a separate document]

Price:	[This should set out the pricing based on Schedule 4.]

PO Expiry Date (if any):	[This is only likely to be relevant to recurring services. It may be omitted for one-off Development arrangements.]
Warranty Option:

Special Terms:

[insert any additional Special Terms that override the Agreement or Work Order]

[Signature page follows]

Executed as an agreement on the PO Effective Date:

For and on behalf of:	For and on behalf of:
[Amazon]	Rivian Automotive, LLC

By:	By:

Name:	Name:

Title:	Title:

SCHEDULE 10 TO WORK ORDER NO. #1

DATA

					Permitted Use[1]		Restrictions[2]
Category		Description	Ownership (with respect to Personal Data, as between the Parties)	Access	Rivian	Amazon	Rivian	Amazon	Rivian use- cases	Data flow
Skateboard data (excluding camera data, Top Hat data, geolocation data and Amazon LMT Data)
1.	Data contained within embedded source code	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[1]	The Permitted Uses described in this column remain subject to the “Restrictions” column to the right.
[2]	Nothing herein is intended to supplant rights or restrictions set forth in the Work Order.

					Permitted Use[1]		Restrictions[2]
Category		Description	Ownership (with respect to Personal Data, as between the Parties)	Access	Rivian	Amazon	Rivian	Amazon	Rivian use- cases	Data flow
2.	Raw Data	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3.	Processed Data	[***]	[***]	[***]	[***]	[***]	[***]	[***]

					Permitted Use[1]		Restrictions[2]
Category		Description	Ownership (with respect to Personal Data, as between the Parties)	Access	Rivian	Amazon	Rivian	Amazon	Rivian use- cases	Data flow
Camera data
1.	Data contained within embedded source code	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

					Permitted Use[1]		Restrictions[2]
Category		Description	Ownership (with respect to Personal Data, as between the Parties)	Access	Rivian	Amazon	Rivian	Amazon	Rivian use- cases	Data flow
									[***]	[***]
2.	Raw Data	[***]	[***]	[***]	[***]	[***]	[***]	[***]

					Permitted Use[1]		Restrictions[2]
Category		Description	Ownership (with respect to Personal Data, as between the Parties)	Access	Rivian	Amazon	Rivian	Amazon	Rivian use- cases	Data flow

3.	Processed Data	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Geolocation data
1.	Data contained within embedded source code	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

				Permitted Use[1]		Restrictions[2]
Category	Description	Ownership (with respect to Personal Data, as between the Parties)	Access	Rivian	Amazon	Rivian	Amazon	Rivian use- cases	Data flow
								[***]	[***]

				Permitted Use[1]		Restrictions[2]
Category	Description	Ownership (with respect to Personal Data, as between the Parties)	Access	Rivian	Amazon	Rivian	Amazon	Rivian use- cases	Data flow
[***]

					Permitted Use[1]		Restrictions[2]
Category		Description	Ownership (with respect to Personal Data, as between the Parties)	Access	Rivian	Amazon	Rivian	Amazon	Rivian use- cases	Data flow
2.	Raw Data	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3.	Processed Data	[***]	[***]	[***]	[***]	[***]	[***]	[***]

					Permitted Use[1]		Restrictions[2]
Category		Description	Ownership (with respect to Personal Data, as between the Parties)	Access	Rivian	Amazon	Rivian	Amazon	Rivian use- cases	Data flow
		[***]			[***]		[***]
Top Hat data (excluding camera data, Skateboard data, geolocation data and Amazon LMT Data)
1.	Data contained within embedded source code	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

					Permitted Use[1]		Restrictions[2]
Category		Description	Ownership (with respect to Personal Data, as between the Parties)	Access	Rivian	Amazon	Rivian	Amazon	Rivian use- cases	Data flow
									[***]	[***]
2.	Raw Data	[***]	[***]	[***]	[***]	[***]	[***]	[***]

					Permitted Use[1]		Restrictions[2]
Category		Description	Ownership (with respect to Personal Data, as between the Parties)	Access	Rivian	Amazon	Rivian	Amazon	Rivian use- cases	Data flow
					[***]		[***]
3.	ProcessedData	[***]	[***]	[***]	[***]	[***]	[***]	[***]

					Permitted Use[1]		Restrictions[2]
Category		Description	Ownership (with respect to Personal Data, as between the Parties)	Access	Rivian	Amazon	Rivian	Amazon	Rivian use- cases	Data flow
[***]

1.	Data contained within embedded source code	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.	Raw Data	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3.	ProcessedData	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

SCHEDULE 11 TO WORK ORDER NO. #1

TRAINING PROGRAM

Location and costs: Rivian will provide in-person training to Amazon Personnel (including “train the trainer” training) at Rivian facilities, and will make training materials available to Amazon in electronic form. Each Party will be responsible for its own costs (i.e., Rivian will pay for the expenses of its Personnel to present the training, Amazon will pay for the expenses of its Personnel to attend the training).

Amazon shall pay all travel-related costs and expenses of Rivian Personnel with respect to off-site (at Amazon facilities or other locations other than Rivian facilities) training sessions requested by Amazon.

Duration: Rivian will hold training sessions no more than once per quarter (or more frequently as mutually agreed by the Parties). and will not last more than business day (i.e., 8 hours).

Scope: Training sessions will provide instructions and demonstrations on how to safely and efficiently operate the vehicle (including driving and using digital systems), and how to safely and efficiently perform basic daily and routine maintenance such as visual inspection, lubrication, tire pressure, wheel alignment, wiper blades, and other routine tasks requiring basic hand tools. Instruction on repair and maintenance or troubleshooting procedures that would typically require specialized equipment or facilities will not be included; any such instruction shall be on terms and at prices and costs as are mutually agreed by the Parties.

SCHEDULE 12 TO WORK ORDER NO. #1

RAMP-UP PLAN

The Ramp Up Period is planned to take place over the [***] of series production, and will last until [***] after the Start of Production Date or, if Amazon does not order [***] Delivery Vehicles during such 6-month period, the manufacture of [***] Delivery Vehicles. The production plan during the Ramp Up Period is set forth below:

•	Calendar month commencing on Start of Production Date (Calendar Month 1): [***] Delivery Vehicles

•	The next subsequent calendar month (Calendar Month 2): [***] Delivery Vehicles

•	The next subsequent calendar month (Calendar Month 3): [***] Delivery Vehicles

•	The next subsequent calendar month (Calendar Month 4): [***] Delivery Vehicles

•	The next subsequent calendar month (Calendar Month 5): [***] Delivery Vehicles

•	The next subsequent calendar month (Calendar Month 6): [***] Delivery Vehicles

•	The next subsequent calendar month (Calendar Month 7): [***] Delivery Vehicles (able to achieve planned steady-state production)

Initial Authorization Territories

Countries

[***]

US States

[***]

[***]

AGREED POTENTIAL NON-US TERRITORIES

[***]

SCHEDULE 13 TO WORK ORDER NO. #1

PRE-PRODUCTION DELIVERY VEHICLES

Deliverable	Description	Amazon Order Timing	Build Start	Drive Event Timing	Rivian Qty.	Amazon Qty.	Notes (all info is for 500 and 700 cu ft configuration only)
1.0 Mules	Driveable skateboard based off R1 hardware – test, data acquisition, calibration	[***]	[***]	[***]	[***]	[***]	• Rivian internal usage and development only

2.0 Mules	Driveable skateboards using prototype parts and donor bodies – test, data acquisition, calibration	[***]	[***]	[***]	[***]	[***]	• Rivian internal usage and development only

1.0 Validation Prototypes	Driveable full vehicles using prototype parts	[***]	[***]	[***]	[***]	[***]	• Vehicles will be made available for drive events where companies can jointly test in the field at Amazon routes and facilities • [***]

Tooling Tryout Vehicles	Vehicles built to specfication using production tooling and processes	[***]	[***]	[***]	[***]	[***]	• Vehicles will be made available for drive events where companies can jointly test in the field at Amazon routes and facilities • [***]

Pre- Production Vehicles	Fully certified vehicles available for sale	[***]	[***]	[***]	[***]	[***]	• [***] • Suitable for long-term logistics use without retrofit

SCHEDULE 14 TO WORK ORDER NO. #1

DIGITAL AND ENGINEERING HARDWARE

1. [***] — Services to be provided [***]

1.	Portal / remote app

a.	Fleet health status reports

b.	Non-warranty roadside assistance (if applicable)

c.	Non-warranty service scheduling and payment (if applicable)

d.	Remote vehicle control (lock/unlock, HVAC, etc.)

e.	Geolocation and geofence features

2.	Software Updates that will be submitted over the air

a.	Bug fixes

b.	Safety and regulatory-related updates – fixing any errors or compliance issues in existing vehicles

c.	Minor performance or efficiency gains (e.g. range, chassis controls)

d.	Minor feature improvements (e.g. new touchscreen UI/UX)

Any other Software Updates that Rivian makes available to Rivian’s customers without additional charge that can be reasonably implemented on the Products

2. PREMIUM DIGITAL:

The parties have agreed to the high-level terms below for a premium digital services and/or premium engineering hardware improvement program. The programs are independent of each other and can be contracted at Amazon’s option. Amazon must notify Rivian by September 30, 2020 if Amazon elects to pursue these programs. If Amazon so elects, the Parties must enter into a mutually acceptable separate agreement governing such services.

See below for high-level terms:

1.	Digital Services Agreement

a.	Services to be provided:

i.	Fleet management dashboard

1.	Individual vehicle health based on driver behavior, environment, loading, vehicle routing, charging, etc.

2.	Real-time alerts, controls, and recommendations per vehicle to improve safety and efficiency

3.	Software Updates that will be submitted over the air Major efficiency gains, typically >5% (e.g. battery mgmt, HVAC mgmt.)

4.	Major and minor improvements (e.g. onboard driver coaching feature, real-time vehicle dynamics changes based on changing load using chassis and powertrain controls)

5.	New features / specification changes excluded

ii.	Dedicated engineering team

1.	Advanced analytics, software development, OTA management

b.	Amazon commitment – [***]

c.	Notice required by Amazon to cancel – [***]

d.	Rivian to have a dedicated team of [***] people at launch

e.	Parties to agree to this level of detail and additional detail in the subsequent agreement

f.	Annual cost – [***] annually or result of annual per vehicle in car parc calculation below

i.	See formula for per unit car parc below:

[***]

ii.	Parties have agreed to cap the total cost at [***]

iii.	Cost [***] testing, development, certification, and supplier costs

iv.	Subscription payment can be made monthly by Amazon

3. PREMIUM HARDWARE SERVICES:

High-level terms for an Engineering Hardware Improvements Agreement:

1.	Services to be provided:

a.	Performance improvements

i.	Can include safety-related even if vehicles are in compliance, such as upgrading to additional airbags or from Level 1 > 3 ADAS hardware

ii.	Change from e.g. manual to automatic sliding door

b.	Durability improvements

i.	E.g. thicker windshield specification to reduce service downtime

ii.	Change in e.g. door hardware material specification or seat foam durometer to improve expected life

c.	New or improved features

i.	Visual refresh (e.g. new exterior lighting or design, new interior seat design or dashboard)

ii.	Desire to add new controls to the steering wheel

2.	Amazon commitment –[***]

3.	Notice required by Amazon to cancel – [***]

4.	Rivian to have a dedicated team of [***] people

5.	Parties to agree to this level of detail in the Work Order and additional detail in a subsequent agreement

6.	Annual cost-[***]

a.	Cost [***] supplier development, testing, and tooling costs

SCHEDULE 15 TO WORK ORDER NO. #1

CANCELLATION CONDITIONS

This Schedule 15 (Cancellation Conditions) (this “Schedule”) is attached to and incorporated by reference in the Work Order to which this Schedule is attached. Capitalized terms used, but not otherwise defined in this herein, have the meanings given to them in the Work Order or the Agreement, as applicable.

INTRODUCTION

The purpose of this Schedule is to set forth the Cancellation Conditions under which, if not cured following Rivian’s receipt of a Condition Default Notice in accordance with this Schedule, Amazon may, as applicable, pause a Purchase Order, cancel a Purchase Order, terminate the Agreement, or exercise such other rights as set forth in this Schedule, in each case, subject to the terms and conditions of this Schedule, the Work Order, and the Agreement.

DEFINITIONS

“[***] Pause Remedy Deadline” means, with respect to an applicable Cancellation Condition, the date that is [***] days following the Receipt Date with respect to such Cancellation Condition.

“[***] Pause Remedy Deadline” means, with respect to an applicable Cancellation Condition, the date that is [***] days following the Receipt Date with respect to such Cancellation Condition.

“[***] Cancellation Remedy Deadline” means, with respect to an applicable Cancellation Condition, the date that is [***] days following the Receipt Date with respect to such Cancellation Condition.

“[***] Cancellation Remedy Deadline” means, with respect to an applicable Cancellation Condition, the date that is [***] days following the Receipt Date with respect to such Cancellation Condition.

“Battery Performance Cohort” means a Cohort, with the following Delivery Vehicles and Skateboards excluded: (i) Delivery Vehicles that are not Battery Performance Vehicles, (ii) Skateboards installed in Delivery Vehicles Manufactured by or on behalf of Amazon in accordance with the Agreement that are not Battery Performance Vehicles, (iii) after taking into account the Delivery Vehicles excluded pursuant to clauses (i) and (ii) of this definition, all Delivery Vehicles (whether or not Manufactured by Rivian or Manufactured by or on behalf of Amazon) that fall within [***] or [***] of the Battery Range Test or Useful Life Test (each as defined below).

“Battery Performance Vehicles” means a Delivery Vehicle that (i) meets the DV Requirements; (ii) has been used solely for last-mile delivery in a manner similar to the manner Amazon’s other last mile delivery vehicles that are used to deliver packages to residential homes and commercial businesses are used as of the WO Effective Date; (iii) has not been used more than [***] of its driving time driving at [***] miles per hour or greater; (iv) has been properly maintained in accordance with the maintenance requirements for Delivery Vehicles as specified by Rivian; (v) has had all required preventative maintenance in accordance with the applicable preventative maintenance schedule as specified by Rivian; and (vi) has been driven in temperatures between twenty [***] Fahrenheit and [***] degrees Fahrenheit for at least [***] of the time it was in use during the applicable measurement period.

“Cancellation Condition” means each of the following: (1) Pre-SOP Deadline Condition, (2) Post-SOP Deadline Condition, (3) Battery Range Condition, (4) Useful Life Condition, (5) Maintenance Cost Condition, (6) Repair Cost Condition, (7) Downtime Condition, (8) Warranty Maintenance Program Condition, (9) Non-Warranty Maintenance Program Condition, (10) Delivery Station Coverage Condition, and (11) Consecutive Failures Condition.

“Cancellation Remedy” means Amazon’s right to terminate any outstanding Purchase Order.

“Capable of Servicing” means that Rivian (or its designated third party) has physical presence to provide Warranty Services and/or sufficient mobile presence to provide the Warranty Services, in each case with respect to a particular CBSA.

“Condition Default Notice” means a written notice delivered by Amazon to Rivian that it believes in good faith that a Cancellation Condition has occurred, which notice sets forth (i) the applicable Cancellation Condition and (ii) a reasonably detailed description as to why Amazon believes that such Cancellation Condition has occurred and remains ongoing (i.e., has not been cured) as of the date such notice is delivered (including supporting documentation and other materials with respect thereto).

“Cohort” means all Delivery Vehicles and Skateboards delivered by Rivian in a particular Six Month Period; provided, however, that if less than [***] Delivery Vehicles and Skateboards are delivered by Rivian in such Six Month Period, such Delivery Vehicles and Skateboards will deemed to be included in the number of Delivery Vehicles and Skateboards delivered in the immediately following Six Month Period and such additional immediately following Six Month Periods as are necessary to reach an aggregate number of at least [***] Delivery Vehicles and Skateboards, and such aggregate set of Delivery Vehicles and Skateboards will be deemed to be [***] Cohort.

“Corrective Action” means, following a Root Cause Identification, (i) defining a corrective action for Cancellation Condition and (ii) implementing such corrective action.

“Cured” means, with respect to a Cancellation Condition, the earlier of (i) Rivian having cured such Cancellation Condition as set forth herein or (ii) Amazon having waived the occurrence of such Cancellation Condition in the manner contemplated by Section 16.6 of the Framework Addendum.

“Delivery Station” means a physical location out of which Amazon conducts its Amazon Logistics delivery services.

“Downtime” means, with respect to Delivery Vehicle that is a Downtime Vehicle, the number of days that a Delivery Vehicle is unavailable to perform its full scheduled route or deliveries on such day(s) as a result of a manufacturing or design defect by Rivian. For the avoidance of doubt, Downtime (i) for a Delivery Vehicle can only occur one time per day and (ii) cannot be the result of an accident or collision (or cosmetic damage) that is not caused by a manufacturing or design defect by Rivian. Downtime does not include the number of days that a Delivery Vehicle is unavailable to perform its full scheduled route or deliveries on such day(s) (1) during which any service or repairs on such Delivery Vehicle have been performed by a Person other than Rivian or Rivian’s authorized Subcontractors unless (x) the labor and service time on the Delivery Vehicle have been reviewed by Rivian and determined by Rivian to be reasonable or (y) service and repair event timelines are mutually agreed by the Parties and the Downtime applicable to such services and/or repairs is reduced to the applicable mutually agreed Downtime period for the purposes of this Schedule and (2) during which any service or repairs on such Delivery Vehicle were to be performed by a Person other than Rivian or Rivian’s authorized Subcontractors but were not so performed due to delays in such Person obtaining the necessary

Custom Spare Parts (provided, that such Custom Spare Parts were, or were to be, obtained from a Person other than Rivian). Downtime does not include the number of days that a Delivery Vehicle is unavailable to perform its full scheduled route or deliveries as a result of issues caused by Amazon LMT.

“Downtime Vehicles” means a Delivery Vehicle that (i) meets the DV Requirements with respect to the applicable year in which Downtime is calculated for the purposes of the Downtime Condition, (iii) was delivered by Rivian in the [***] and (iv) has been driven less than [***] as of the date on which Downtime is calculated for the purposes of the Downtime Condition.

“DV Requirements” means a Delivery Vehicle (i) that has been driven an average of [***] or less on an annualized basis and (ii) with a Battery that has not been charged higher than a rate of [***] kW.

“January Cohort” means a Cohort in which the last Delivery Vehicle or Skateboard in such Cohort was delivered by Rivian on January 31 of a particular calendar year.

“July Cohort” means a Cohort in which the last Delivery Vehicle or Skateboard in such Cohort was delivered by Rivian on July 31 of a particular calendar year.

“Maintenance Cohort” means a Cohort with the following Delivery Vehicles excluded: (i) Delivery Vehicles that do not meet the DV Requirements with respect to the applicable year in which Maintenance Costs are calculated for the purposes of the Maintenance Cost Condition and (ii) any Delivery Vehicle that has had service or maintenance performed by any Person other than Rivian or Rivian’s authorized Subcontractors unless (i) Rivian has reviewed the Maintenance Costs charged by such Person (including parts and labor) and such Maintenance Costs are determined by Rivian to be reasonable or (ii) the Parties mutually agree upon the service costs for the specific service events and the Maintenance Costs attributable to such Delivery Vehicle are reduced to the applicable mutually agreed services costs for the purposes of this Schedule.

“Maintenance Costs” means the aggregate costs paid by Amazon, an Affiliate thereof or an Authorized Purchaser, as applicable, to perform scheduled and preventative maintenance on Delivery Vehicles Manufactured by Rivian, excluding (i) repair costs related to tires and brakes and (ii) costs covered by the Rivian Warranty. Maintenance Costs do not include costs paid to remedy issues caused by Amazon LMT.

“Pause Remedy” means Amazon’s right to suspend delivery of Product units under any outstanding Purchase Order until the applicable Cancellation Condition has been cured by Rivian or waived by Amazon.

“Receipt Date” means, with respect to a Cancellation Condition, the date on which Rivian receives the Condition Default Notice from Amazon.

“Repair Cohort” means a Cohort with the following Delivery Vehicles excluded: (i) Delivery Vehicles that do not meet the DV Requirements with respect to the applicable year in which Repair Costs are calculated for the purposes of the Repair Cost Condition, (ii) any Delivery Vehicle that has had repairs performed by any Person other than Rivian or Rivian’s authorized Subcontractors, (iii) any Delivery Vehicle that was delivered by Rivian more than [***] prior to the date on which the Repair Cost Condition is measured, and (iv) any Delivery Vehicle that has been driven [***] miles or more as of the date on which the Repair Cost Condition is measured, unless (x) the Parties mutually agree upon the repair costs for the specific repair events and the Repair Costs attributable to such Delivery Vehicle are reduced to the applicable mutually agreed repair costs for the purposes of this Schedule but if there is no such agreement, then (y) Rivian has reviewed the Repair Costs charged by such Person (including parts and labor) and such Repair Costs are within industry standards or otherwise determined by Rivian to be reasonable.

“Repair Costs” means the aggregate costs paid by Amazon, an Affiliate thereof or an Authorized Purchaser, as applicable, to perform repairs on Delivery Vehicles Manufactured by Rivian excluding (i) costs covered by the Rivian Warranty, (ii) repair costs for tires and brakes, (iii) costs associated with damage to the Delivery Vehicles (or any parts or systems) not caused by a manufacturing or design defect, and (iv) costs associated with cosmetic damages not caused by a manufacturing or design defect. Repair Costs do not include costs paid to remedy issues caused by Amazon LMT.

“Root Cause Identification” means, with respect to an applicable Cancellation Condition, Rivian (i) identifying the issue causing the Cancellation Condition, collecting applicable data regarding the Cancellation Condition, and creating an initial plan with respect to the Cancellation Condition, (ii) forming of a corrective action team, (iii) using reasonable efforts to implement interim containment of the issue causing the Cancellation Condition (if applicable), and (iv) identifying the root cause of the issue causing the Cancellation Condition.

“Six Month Period” means a consecutive six (6) calendar month period measured as either (x) February 1 of a calendar year to (and including) July 31 of the same calendar year or (y) August 1 of a calendar year through (and including) January 31 of the immediately following calendar year).

“Special Cancellation Condition” means any of the following: (1) Battery Range Condition, (2) Maintenance Cost Condition, (3) Repair Cost Condition, and (4) Downtime Condition.

“Termination Remedy” means, with respect to an applicable Cancellation Condition, Amazon’s right to terminate the Agreement immediately upon written notice thereof to Rivian.

CANCELLATION CONDITIONS

1.	Cancellation Condition #1: Pre-SOP Deadline Condition

1.1	Pre-SOP Deadline Condition Definition:

(a)    In the event that, prior to the Start of Production Date, Rivian fails to comply with a deadline identified in the then-current Project Plan and Schedule as a “Cancellation Condition Deadline” (as tolled or otherwise modified pursuant to and in accordance with the terms of the Agreement), unless otherwise excused or excluded as described in clause (b) below or waived in writing by Amazon, such failure will be a Cancellation Condition (a “Pre-SOP Deadline Condition”). Rivian will be deemed to have cured a Pre-SOP Deadline Condition on the date on which Rivian has complied with its obligations set forth in the then-current Project Plan and Schedule with respect to the applicable Cancellation Condition Deadline.

(b)    Notwithstanding the above, there will not be a Pre-SOP Deadline Condition if:

(1)    There are any individual missed gateways and/or Development Deliverables, pre-production delays, and/or other delays and/or issues, in .each case with respect to a particular Cancellation Condition Deadline (all such delays and issues, collectively, an “Individual Development Delay”) and the Individual Development Delay does not cause the

Original Start of Production Date to be delayed by an amount of time greater than the sum of [***] months, plus (ii) the aggregate number of days in all Delay Periods applicable to such Cancellation Condition Deadline, plus (iii) the duration of all Amazon Covered Delays applicable to such Cancellation Condition Deadline (without double-counting delays covered in clause (ii)), plus (iv) the duration of all Force Majeure events applicable to such Cancellation Condition Deadline (other than Single-Supplier Force Majeure events), plus (v) any extension mutually agreed upon by the Parties;

(2)    The aggregate Individual Development Delays with respect to all Cancellation Condition Deadlines prior to and including the subject Cancellation Condition Deadline do not cause the Start of Production Date to be delayed past the Original Start of Production Date by an amount of time greater than the sum of (i) [***] plus (ii) the aggregate number of days in all Delay Periods, plus (iii) the duration of all Amazon Covered Delays (without double-counting delays covered in clause (ii)), plus (iii) the duration of all Force Majeure events (other than Single-Supplier Force Majeure events), plus (v) any extension mutually agreed upon by the Parties; or

(3)    Rivian’s delay and/or the Pre-SOP Deadline Condition was excused, excluded or waived pursuant to the terms of the Agreement.

1.2	Pre-SOP Deadline Condition Remedies

(a)    If a Pre-SOP Deadline Condition occurs and Amazon has delivered a Condition Default Notice to Rivian with respect to such Pre-SOP Deadline Condition, the following will apply:

(1)    The Pause Remedy will apply for the period from the Receipt Date to the earlier of (x) the [***] Pause Remedy Deadline or (y) the date on which the Pre-SOP Deadline Condition has been Cured.

(2)    Provided such Pre-SOP Deadline Condition has not been Cured on or before the [***] Pause Remedy Deadline, the Cancellation Remedy will apply for the period from the date immediately following the [***] Pause Remedy Deadline to the earlier of (x) the [***] Cancellation Remedy Deadline or (y) the date on which the Pre-SOP Deadline Condition has been Cured.

(3)    Provided such Pre-SOP Deadline Condition has not been Cured on or before the [***] Cancellation Remedy Deadline, Amazon shall have the right to terminate the Agreement immediately upon written notice thereof to Rivian at any time during the period from the date immediately following the [***] Cancellation Remedy Deadline to the earliest of (x) the Start of Production Date, (y) the [***] anniversary of the [***] Cancellation Remedy Deadline or (z) the date on which the Pre-SOP Deadline Condition has been Cured.

2.	Cancellation Condition #2: Post-SOP Deadline Condition

2.1	Post-SOP Deadline Condition Definition:

(a)    In the event that, following the Start of Production Date, Rivian fails to deliver the mutually agreed number of Product units in accordance with the delivery date agreed by the Parties with respect to such Product units (in each case as set forth in a mutually agreed Purchase Order in accordance with the Agreement or otherwise) (as such delivery date is tolled, and as such quantity of Product units and delivery date are otherwise modified, pursuant to and in accordance with the terms of the Agreement) (such delivery date, as tolled and/or modified as applicable, the “Scheduled Delivery Date” and such quantity of Product units, as modified as applicable, the “Subject Product Units”), unless otherwise excused or excluded as described in clause (b) below or waived in writing by Amazon, such failure will be a Cancellation Condition (a “Post-SOP Deadline Condition”). Rivian will be deemed to have cured a Post-SOP Deadline Condition on the date on which Rivian has delivered all Product units the failure of which had triggered such Post-SOP Deadline Condition. For the purposes of this Section 2, (i) the applicable delivery date shall be deemed to have been tolled for the duration of all Force Majeure events other than Single-Supplier Force Majeure events and (ii) solely with respect to the first Single-Supplier Force Majeure event of each calendar year, each applicable delivery date shall be deemed to have been tolled for the duration of such Single-Supplier Force Majeure event up to a maximum period of [***].

(b)    Notwithstanding the above, there will not be a Post-SOP Deadline Condition if:

(1)    Rivian delivers all of the Subject Product Units within [***] following the Scheduled Delivery Date;

(2)    Rivian delivers at least [***] of the Subject Product Units on or before the Scheduled Delivery Date and the delivers the remaining [***] of the Subject Product Units within [***] days following the Scheduled Delivery Date;

(3)    Rivian’s delay and/or the Post-SOP Deadline Condition was excused, excluded or waived pursuant to the terms of the Agreement.

2.2	Post-SOP Deadline Condition Remedies

(a)    If a Post-SOP Deadline Condition occurs and Amazon has delivered a Condition Default Notice to Rivian with respect to such Post-SOP Deadline Condition, the following will apply:

(1)    The Pause Remedy will apply for the period from the Receipt Date to the earlier of (x) the [***] Pause Remedy Deadline or (y) the date on which the Post-SOP Deadline Condition has been Cured.

(2)    Provided such Post-SOP Deadline Condition has not been Cured on or before the 14 Day Pause Remedy Deadline, the Cancellation Remedy will apply for the period from the date immediately following the [***] Pause Remedy Deadline to the earlier of (x) the 60 Day Cancellation Remedy Deadline or (y) the date on which the Post-SOP Deadline Condition has been Cured.

(3)    Provided such Post-SOP Deadline Condition has not been Cured on or before the [***] Cancellation Remedy Deadline, Amazon shall have the right to exercise the Termination Remedy at any time during the period from the date immediately following the [***] Cancellation Remedy Deadline to the earlier of (x) the [***] anniversary of the [***] Cancellation Remedy Deadline or (y) the date on which the Post-SOP Deadline Condition has been Cured.

3.	Cancellation Condition #3: Battery Range Condition

3.1	Battery Range Condition Definition

(a)    On (i) each February 1 of each calendar year, with respect to a January Cohort and (ii)

each August 1 of each calendar year, with respect to a July Cohort, but in each case no earlier than the date that is [***] following the Start of Production Date, the Parties shall determine whether the Battery Performance Vehicles in all tested Battery Performance Cohorts (i.e., all Battery Performance Cohorts that are January Cohorts or all Battery Performance Cohorts that are July Cohorts, as applicable) meet the minimum range of performance for such Battery Performance Vehicles (based on the applicable year following delivery of the applicable Battery Performance Vehicles) in accordance with Attachment 1 (the “Battery Range Test”). A Cancellation Condition will be triggered upon the occurrence of the following (“Battery Range Condition”):

(1)    If, at any time prior to the existence of six test-eligible Battery Performance Cohorts, the average range of the Batteries in the Battery Performance Vehicles in a single Battery Performance Cohort fails the Battery Range Test;

(2)    If, at any time prior to the existence of eleven test-eligible Battery Performance Cohorts, the average range of the Batteries in the Battery Performance Vehicles in two or more Battery Performance Cohorts in a calendar year fail the Battery Range Test; or

(3)    thereafter, if , the average range of the Batteries in the Battery Performance Vehicles in [***] or more Battery Performance Cohorts (with respect to the June Cohort, taking into account failed Battery Performance Cohorts in the January Cohort in the same calendar year that have not been cured), fail the Battery Range Test.

(b)    Cure of a Battery Range Condition or Battery Range Cohort shall apply when Rivian has completed all of the following : (w) identify the issue(s) causing the Battery Range Condition, (x) determine a solution(s) to resolve such underlying issue(s) and develop a plan to implement such solution(s), (y) provide Amazon with such plan and demonstrate via simulation (such as digital analysis or accelerated bench lab), proving grounds testing or other applicable method(s) the efficacy of such solution(s) and (z) implement such solution(s); provided, that if, following such implementation, the same underlying issue(s) reoccurs, the Parties will treat such reoccurrence as a failure of Rivian to cure such issue(s) and Amazon shall have the right to exercise the Termination Remedy at any time during the [***] period following the date of reoccurrence.

3.2	Battery Range Condition Remedies

(a)    If a Battery Range Condition occurs and Amazon has delivered to Rivian a Condition Default Notice with respect to the Battery Range Condition, the following will apply:

(1)    The Pause Remedy will apply for the period from the Receipt Date to the earlier of (x) the [***] Pause Remedy Deadline or (y) the date on which the Battery Range Condition has been Cured.

(2)    Provided such Battery Range Condition has not been Cured on or before the [***] Pause Remedy Deadline, the Cancellation Remedy will apply for the period from the date immediately following the [***] Pause Remedy Deadline to the earlier of (x) the [***] Cancellation Remedy Deadline or (y) the date on which the Battery Range Condition has been Cured.

(3)    Provided such Battery Range Condition has not been Cured on or before the 90 Day Cancellation Remedy Deadline, Amazon shall have the right to exercise the Termination Remedy at any time during the period from the date immediately following the [***] Cancellation Remedy Deadline to the earlier of (x) the [***] anniversary of the 90 Day Cancellation Remedy Deadline or (y) the date on which the Battery Range Condition has been Cured.

3.3	Battery Range Condition Covenant

(a)    Notwithstanding anything herein to the contrary, the Parties agree (i) the values used in the Battery Range Test as of the WO Effective Date is subject to change if Changes are made to the Specifications for the Products, as mutually agreed by the Parties and (ii) the Parties will work together on connected services to provide advanced insight into all performance of all Batteries installed in Delivery Vehicles.

4.	Cancellation Condition #4: Useful Life Condition

4.1	Useful Life Condition Definition

(a)    On (i) each February 1 of each calendar year, with respect to a January Cohort and (ii) each August 1 of each calendar year, with respect to a July Cohort, but in each case no earlier than the date that is [***] following the Start of Production Date, the Parties shall determine whether the Batteries in the Battery Performance Vehicles in all tested Battery Performance Cohorts (i.e., all Battery Performance Cohorts that are January Cohorts or all Battery Performance Cohorts that are July Cohorts, as applicable) degraded to less than or equal to the specified percentage of original performance in the applicable year following delivery of the applicable Battery Performance Vehicles in accordance with Attachment 2 (the “Useful Life Test”). A Cancellation Condition will be triggered upon the occurrence of the following (“Useful Life Condition”):

(1)    If, at any time prior to the existence of six test-eligible Battery Performance Cohorts, the average degradation of the Batteries in the Delivery Vehicles in a single Battery Performance Cohort fails the Useful Life Test;

(2)    If, at any time prior to the existence of eleven test-eligible Battery Performance Cohorts, the average degradation of the Batteries in the Delivery Vehicles in two or more Battery Performance Cohorts in a calendar year fail the Useful Life Test; or

(3)    thereafter, if the average degradation of the Batteries in the Battery Performance Vehicles in [***] or more Battery Performance Cohorts (with respect to the June Cohort, taking into account failed Battery Performance Cohorts in the January Cohort in the same calendar year that have not been cured), fail the Useful Life Test.

(b)    Cure of a Useful Life Condition or Battery Performance Cohort shall apply when Rivian has completed all of the following: (w) identify the issue(s) causing the Useful Life Condition, (x) determine a solution(s) to resolve such underlying issue(s) and develop a plan to implement such solution, (y) provide Amazon with such plan and demonstrate via simulation (such as digital analysis or accelerated bench lab), proving grounds testing or other applicable method(s) the efficacy of such solution(s) and (z) implement such solution(s); provided, that if, following such implementation, the same underlying issue(s) reoccurs, the Parties will treat such reoccurrence as a failure of Rivian to cure such issue(s) and Amazon shall have the right to exercise the Termination Remedy at any time during the sixty (60) day period following the date of reoccurrence.

4.2	Useful Life Condition Remedies

(a)    If a Useful Life Condition occurs and Amazon has delivered to Rivian a Condition Default Notice with respect to the Useful Life Condition, the following will apply:

(1)    The Pause Remedy will apply for the period from the Receipt Date to the earlier of (x) the [***] Pause Remedy Deadline or (y) the date on which the Useful Life Condition has been Cured.

(2)    Provided such Useful Life Condition has not been Cured on or before the [***] Pause Remedy Deadline, the Cancellation Remedy will apply for the period from the date immediately following the [***] Pause Remedy Deadline to the earlier of (x) the [***] Cancellation Remedy Deadline or (y) the date on which the Useful Life Condition has been Cured.

(3)    Provided such Useful Life Condition has not been Cured on or before the [***] Cancellation Remedy Deadline, Amazon shall have the right to exercise the Termination Remedy at any time during the period from the date immediately following the [***] Cancellation Remedy Deadline to the earlier of (x) the [***] anniversary of the [***] Cancellation Remedy Deadline or (y) the date on which the Useful Life Condition has been Cured.

4.3	Useful Life Condition Covenants

(a)    Notwithstanding the above, the Parties agree (i) the values used in the Useful Life Test as of the WO Effective Date is subject to change if Changes are made to the Specifications for the Products, as mutually agreed by the Parties and (ii) the Parties will work together on connected services to provide advanced insight into all performance of all Batteries installed in Delivery Vehicles.

5.	Cancellation Condition #6: Maintenance Cost Condition

5.1	Maintenance Cost Condition Definition

(a)    On (i) each February 1 of each calendar year, with respect to a January Cohort and (ii) each August 1 of each calendar year, with respect to a July Cohort, but in each case no earlier than the date that is the anniversary of the Start of Production Date, the Parties shall determine whether the average annual amount of Maintenance Costs in all Delivery Vehicles in such tested Maintenance Cohorts (i.e., all Maintenance Cohorts that are January Cohorts or all Maintenance Cohorts that are July Cohorts, as applicable) with respect to the year ending on the date immediately prior to such determination date are in excess of the applicable Maintenance Cost Cap based upon the amount of time following Rivian’s delivery of the Delivery Vehicles in such Maintenance Cohorts (“Maintenance Cost Test”)

(b)    A Cancellation Condition will be triggered upon the occurrence of the following (“Maintenance Cost Condition”):

(1)     If, at any time prior to the existence of six test-eligible Maintenance Cohorts, the average annual Maintenance Costs for the Delivery Vehicles in a single Maintenance Cohort fails the Maintenance Cost Test;

(2)    If, at any time prior to the existence of eleven test-eligible Maintenance Cohorts, the average annual Maintenance Costs for the Delivery Vehicles in two or more Maintenance Cohorts in a calendar year fail the Maintenance Cost Test; or

(3)     thereafter, if the average annual Maintenance Costs for the Delivery Vehicles in three (3) or more Maintenance Cohorts (with respect to the June Cohort, taking into account failed Maintenance Cohorts in the January Cohort in the same calendar year that have not been cured), fail the Maintenance Cost Test.

(c)    Cure of the Maintenance Cost Condition or Maintenance Cohort shall apply when Rivian has completed all of the following : (w) identify the issue(s) causing the Maintenance Cost Condition, (x) determine a solution(s) to resolve such underlying issue(s) and develop a plan to implement such solution(s), (y) provide Amazon with such plan and demonstrate via simulation (such as digital analysis or accelerated bench lab), proving grounds testing or other applicable method(s) the efficacy of such solution(s) and (z) implement such solution(s); provided, that if, following such implementation, the same underlying issue(s) reoccurs, the Parties will treat such reoccurrence as a failure of Rivian to cure such issue(s) and Amazon shall have the right to exercise the Termination Remedy at any time during the [***] period following the date of reoccurrence. Cure of the Maintenance Cost Condition shall also apply when Rivian pays to Amazon an amount in cash sufficient to cure such Maintenance Cost Condition.

(d)    “Maintenance Cost Cap” means the sum of (i) the average annual amount of Maintenance Costs in a Maintenance Cohort as set forth in the table below (“Maintenance Cost Table”) with respect to the number of years following delivery of the applicable Delivery Vehicles by Rivian plus (ii) the positive amount (if any) equal to the difference of (x) the Maintenance Cost Cap applicable with respect to the immediately preceding year minus (y) the average annual Maintenance Costs of such Maintenance Cohort in such immediately preceding year. For illustration purposes only, (i) if the Maintenance Cost Cap for Year 1 is [***] and the Maintenance Cost Cap for Year 2 is [***] and (ii) the average Maintenance Costs for a Maintenance Cohort in Year 1 is only [***], then the Maintenance Cost Cap for Year 2 will be [***].

Year	Maintenance Cost Cap
1	[***]
2	[***]
3	[***]
4	[***]
5	[***]
6	[***]
7	[***]
8	[***]
9	[***]
10	[***]

(e)    The Parties agree that each Maintenance Cost Cap shall be increased on an annual basis by the annual percentage increase of the U.S. Consumer Price Index commencing on (and with respect to) the [***] of the Start of Production Date, and the Maintenance Cost Table shall be deemed to include such increases without any further action or approval by either Party.

(f)    The Parties agree that the Maintenance Cost Table is in U.S. Dollars and the Parties will convert any Maintenance Costs incurred in non-U.S. Dollars into U.S. Dollars using the exchange rate as of the date of calculation as agreed upon in writing by the Parties.

5.2	Maintenance Cost Condition Remedies

(a)    If the Maintenance Cost Condition occurs and Amazon has delivered to Rivian a Condition Default Notice with respect to the Maintenance Cost Condition, the following will apply:

(1)    The Pause Remedy will apply for the period from the Receipt Date to the earlier of (x) the [***] Pause Remedy Deadline or (y) the date on which the Maintenance Cost Condition has been Cured.

(2)    Provided such Maintenance Cost Condition has not been Cured on or before the [***] Pause Remedy Deadline, the Cancellation Remedy will apply for the period from the date immediately following the [***] Pause Remedy Deadline to the earlier of (x) the [***] Cancellation Remedy Deadline or (y) the date on which the Maintenance Cost Condition has been Cured.

(3)    Provided such Maintenance Cost Condition has not been Cured on or before the [***] Cancellation Remedy Deadline, Amazon shall have the right to exercise the Termination Remedy at any time during the period from the date immediately following the [***] Cancellation Remedy Deadline to the earlier of (x) the [***] of the [***] Cancellation Remedy Deadline or (y) the date on which the Maintenance Cost Condition has been Cured.

6.	Cancellation Condition #6: Repair Cost Condition

6.1	Repair Cost Condition Definition

(a)    On (i) each February 1 of each calendar year, with respect to a January Cohort and (ii) each August 1 of each calendar year, with respect to a July Cohort, but in each case no earlier than the date that is the anniversary of the Start of Production Date, the Parties shall determine whether the average annual amount of Repair Costs of all Delivery Vehicles in all tested Repair Cohorts (i.e., all Repair Cohorts that are January Cohorts or all Repair Cohorts that are July Cohorts, as applicable) with respect to the year ending on the date immediately prior to such determination date, are in excess of the applicable Repair Cost Cap (the “Repair Cost Test”).

(b)    A Cancellation Condition will be triggered upon the occurrence of the following (“Repair Cost Condition”):

(1)    If, at any time prior to the existence of six test-eligible Repair Cohorts, the average annual Repair Costs for the Delivery Vehicles in a single Repair Cohort fails the Repair Cost Test;

(2)    If, at any time prior to the existence of eleven test-eligible Repair Cohorts, the average annual Repair Costs for the Delivery Vehicles in two or more Repair Cohorts in a calendar year fail the Repair Cost Test; or

(3)     thereafter, if the average annual Repair Costs for the Delivery Vehicles in [***] or more Repair Cohorts (with respect to the June Cohort, taking into account failed Repair Cohorts in the January Cohort in the same calendar year that have not been cured), fail the Repair Cost Test.

(c)     Cure of the Repair Cost Condition shall apply when Rivian has completed all of the following : (w) identify the issue(s) causing the Repair Cost Condition, (x) determine a solution(s) to resolve such underlying issue(s) and develop a plan to implement such solution(s), (y) provide Amazon with such plan and demonstrate via simulation (such as digital analysis or accelerated bench lab), proving grounds testing or other applicable method(s) the efficacy of such solution(s) and (z) implement such solution(s); provided, that if, following such implementation, the same underlying issue(s) reoccurs, the Parties will treat such reoccurrence as a failure of Rivian to cure such issue(s) and Amazon shall have the right to exercise the Termination Remedy at any time during the [***] period following the date of reoccurrence. Cure of the Repair Cost Condition shall also apply when Rivian pays to Amazon an amount in cash sufficient to cure such Repair Cost Condition.

(d)     “Repair Cost Cap” means the sum of (i) [***] plus (ii) the positive amount (if any) equal to the difference of (x) the Repair Cost Cap applicable with respect to the immediately preceding year minus (y) the average annual Repair Costs of such Repair Cohort in such immediately preceding year. For illustration purposes only, (i) if the Repair Cost Cap for Year 1 is [***] and the Repair Cost Cap for Year 2 is [***] and (ii) the average Repair Costs for a Repair Cohort in Year 1 is only [***], then the Repair Cost Cap for Year 2 will be [***].

(e)     The Parties agree that the Repair Cost Cap shall be increased on an annual basis by the annual percentage increase of the U.S. Consumer Price Index commencing on (and with respect to) the [***] of the Start of Production Date, and the Repair Cost Cap shall be deemed to include such increases without any further action or approval by either Party.

(f)     The Parties agree that the Repair Cost Cap is in U.S. Dollars and the Parties will convert any Repair Costs incurred in non-U.S. Dollars into U.S. Dollars using the exchange rate as of the date of calculation as agreed upon in writing by the Parties.

6.2     Repair Cost Condition Remedies

(b)     If the Repair Cost Condition occurs and Amazon has delivered to Rivian a Condition Default Notice with respect to the Repair Cost Condition, the following will apply:

(1)     The Pause Remedy will apply for the period from the Receipt Date to the earlier of (x) the [***] Pause Remedy Deadline or (y) the date on which the Repair Cost Condition has been Cured.

(2)     Provided such Repair Cost Condition has not been Cured on or before the [***] Pause Remedy Deadline, the Cancellation Remedy will apply for the period from the date immediately following the [***] Pause Remedy Deadline to the earlier of (x) the [***] Cancellation Remedy Deadline or (y) the date on which the Repair Cost Condition has been Cured.

(3)     Provided such Repair Cost Condition has not been Cured on or before the [***] Cancellation Remedy Deadline, Amazon shall have the right to exercise the Termination Remedy at any time during the period from the date immediately following the [***] Cancellation Remedy Deadline to the earlier of (x) the [***] anniversary of the [***] Cancellation Remedy Deadline or (y) the date on which the Repair Cost Condition has been Cured.

7.       Cancellation Condition #7: Downtime Condition

7.1     Downtime Condition Definition

(a)     On or promptly following each anniversary of the Start of Production Date, the total Downtime for all Downtime Vehicles shall be calculated by the Parties with respect to the year ending on the date immediately prior to such anniversary of the Start of Production Date. If [***] or more of the Downtime Vehicles had more than [***] of Downtime during such year, such Downtime will be a Cancellation Condition (the “Downtime Condition”).

(b)     Cure of the Downtime Condition shall apply when all of the following events occur: (w) identify the issue causing the Downtime Condition, (x) determine a solution to resolve such underlying issue and develop a plan to implement such solution, (y) provide Amazon with such plan and demonstrate via simulation (such as digital analysis or accelerated bench lab), proving grounds testing or other applicable method(s) the efficacy of such solution and (z) implement such solution; provided, that if, following such implementation, the same underlying issue reoccurs, the Parties will treat such reoccurrence as a failure of Rivian to cure such issue and Amazon shall have the right to exercise the Termination Remedy at any time during the [***] day period following the date of reoccurrence.

7.2     Downtime Condition Remedies

(a)     If the Downtime Condition occurs and Amazon has delivered to Rivian a Condition Default Notice with respect to the Downtime Condition, the following will apply:

(1)     The Pause Remedy will apply for the period from the Receipt Date to the earlier of (x) the [***] Pause Remedy Deadline or (y) the date on which the Downtime Condition has been Cured.

(2)     Provided such Downtime Condition has not been Cured on or before the [***] Pause Remedy Deadline, the Cancellation Remedy will apply for the period from the date immediately following the [***] Pause Remedy Deadline to the earlier of (x) the [***] Cancellation Remedy Deadline or (y) the date on which the Downtime Condition has been Cured.

(3)     Provided such Downtime Condition has not been Cured on or before the [***] Cancellation Remedy Deadline, Amazon shall have the right to exercise the Termination Remedy at any time during the period from the date immediately following the [***] Cancellation Remedy Deadline to the earlier of (x) the [***] anniversary of the [***] Cancellation Remedy Deadline or (y) the date on which the Downtime Condition has been Cured.

7.3     Downtime Condition Covenants

(a)     Amazon agrees that it shall provide and ensure access by Rivian and its Subcontractors (or any third party retained to provide repair services with respect Delivery Vehicles) to the Delivery Vehicles for up to [***] each day when such Delivery Vehicles are not in use for last mile delivery services so that Rivian and/or its Subcontractors may perform service or repairs on such Delivery Vehicles, provided that such access and service does not prevent such Delivery Vehicles from performing regularly scheduled last mile delivery services.

8.       Cancellation Condition #8: Warranty Maintenance Program Condition

8.1     Warranty Maintenance Program Condition Definition

(a)     If Rivian fails to establish a service and repair program (the “Warranty Program”) to address repairs to Delivery Vehicles covered by the Rivian Warranty at least [***] prior the Start of Production Date, such failure will be a Cancellation Condition (the “Warranty Maintenance Program Condition”).

(b)     For purposes of the Warranty Maintenance Program Condition, Amazon agrees that Rivian may establish a Warranty Program by one or more of the following:

(1)     Outsourcing the Warranty Program to qualified Subcontractors for all or some of the aspects and activities under the Warranty Program;

(2)     Having Rivian or one of its affiliates or subsidiaries perform some or all of the aspects and activities of the Warranty Program; or

(3)     Rivian performing, or having a third party perform, mobile service capabilities such as roadside assistance, towing, and service at or near one of Amazon’s logistics centers.

8.2     Warranty Maintenance Program Condition Remedies

(a)     If a Warranty Maintenance Program Condition occurs and Amazon has a provided a Condition Default Notice with respect to the Warranty Maintenance Program Condition, the following will apply:

(1)     The Pause Remedy will apply for the period from the Receipt Date to the earlier of (x) the [***] Pause Remedy Deadline or (y) the date on which the Warranty Maintenance Program Condition has been Cured.

(2)     Provided such Warranty Maintenance Program Condition has not been Cured on or before the [***] Pause Remedy Deadline, the Cancellation Remedy will apply for the period from the date immediately following the [***] Pause Remedy Deadline to the earlier of (x) the [***] Cancellation Remedy Deadline or (y) the date on which the Warranty Maintenance Program Condition has been Cured.

(3)     Provided such Warranty Maintenance Program Condition has not been Cured on or before the [***] Cancellation Remedy Deadline, Amazon shall have the right to exercise the Termination Remedy at any time during the period from the date immediately following the [***] Cancellation Remedy Deadline to the earlier of (x) the [***] anniversary of the [***] Cancellation Remedy Deadline or (y) the date on which the Warranty Maintenance Program has been Cured.

9.       Cancellation Condition #9: Non-Warranty Maintenance Program Condition

9.1     Non-Warranty Maintenance Program Condition Definition

(a)     If, no later than [***] prior to the Start of Production Date, the Parties (i) agree in writing that Rivian will be the service provider for all non-Rivian Warranty service and repair for the Delivery Vehicles and (ii) the Parties have entered into a mutually agreed services agreement with respect to Rivian’s establishment of a program for servicing and repairing Delivery Vehicles outside of the Rivian Warranty (“Non-Warranty Maintenance Program”), pricing of such service and repairs and other mutually agreed terms (the “Non-Warranty Services Agreement”), then, if Rivian fails to establish the Non-Warranty Maintenance Program in accordance with the Non-Warranty Services Agreement at least [***] days prior to the Start of Production Date, such failure will be a Cancellation Condition (the “Non-Warranty Maintenance Program Condition”).

9.2     Non-Warranty Maintenance Program Condition Remedies

(a)     If a Non-Warranty Maintenance Program Condition occurs and Amazon has a provided a Condition Default Notice with respect to the Non-Warranty Maintenance Program Condition, the following will apply:

(1)     The Pause Remedy will apply for the period from the Receipt Date to the earlier of (x) the [***] Pause Remedy Deadline or (y) the date on which the Non-Warranty Maintenance Program Condition has been Cured.

(2)     Provided such Non-Warranty Maintenance Program Condition has not been Cured on or before the [***] Pause Remedy Deadline, the Cancellation Remedy will apply for the period from the date immediately following the [***] Pause Remedy Deadline to the earlier of (x) the [***] Cancellation Remedy Deadline or (y) the date on which the Non-Warranty Maintenance Program Condition has been Cured.

(3)     Provided such Non-Warranty Maintenance Program Condition has not been Cured on or before the [***] Cancellation Remedy Deadline, Amazon shall have the right to exercise the Termination Remedy at any time during the period from the date immediately following the [***] Cancellation Remedy Deadline to the earlier of (x) the [***] anniversary of the [***] Cancellation Remedy Deadline or (y) the date on which the Non-Warranty Maintenance Program has been Cured.

10.       Cancellation Condition #10: Delivery Station Coverage Condition.

10.1     Delivery Station Coverage Condition Definition.

(a)     On December 1 of each calendar year, the Parties shall determine whether the quotient of the following equals or exceeds seventy-five percent (“Delivery Station Coverage Test”):

(1)     the number of Delivery Stations in CBSAs in Authorized Territories for which Amazon has delivered (and not rescinded) notice to Rivian that it intends to Deploy Delivery Vehicles pursuant to Section 3.5(D) of the Work Order for which Rivian is Capable of Servicing divided by

(2)     (A) the number of Delivery Stations in CBSAs in Authorized Territories for which Amazon has delivered (and not rescinded) notice to Rivian that it intends to Deploy Delivery Vehicles pursuant to Section 3.5(D) of the Work Order plus (B) all Delivery Stations in U.S. states for which Amazon has delivered (and not rescinded) notice to Rivian that it intends to Deploy Delivery Vehicles but Rivian is unable to obtain the Authorizations required to deliver the Delivery Vehicles or Skateboards and provide (or have a third party provide) the Services pursuant to Section 1.5(A)(ii) of the Work Order.

(b)     If Rivian fails the Delivery Station Coverage Test, such failure will be a Cancellation Condition (the “Delivery Station Coverage Condition”).

10.2     Delivery Station Coverage Condition Remedies.

(a)     If the Delivery Station Condition occurs and Amazon has delivered to Rivian a Condition Default Notice with respect to the Delivery Station Condition, the following will apply:

(1)     The Pause Remedy will apply for the period from the Receipt Date to the earlier of (x) the [***] Pause Remedy Deadline or (y) the date on which the Delivery Station Condition has been Cured.

(2)     Provided such Delivery Station Condition has not been Cured on or before the [***] Pause Remedy Deadline, the Cancellation Remedy will apply for the period from the date immediately following the [***] Pause Remedy Deadline to the earlier of (x) the [***] Cancellation Remedy Deadline or (y) the date on which the Delivery Station Condition has been Cured.

(3)     Provided such Delivery Station Condition has not been Cured on or before the [***] Cancellation Remedy Deadline, Amazon shall have the right to exercise the Termination Remedy at any time during the period from the date immediately following the [***] Cancellation Remedy Deadline to the earlier of (x) the anniversary of the [***] Cancellation Remedy Deadline or (y) the date on which the Delivery Station Condition has been Cured.

11.       Cancellation Condition #11: Consecutive Failures Condition.

11.1     Consecutive Failures Condition Definition. If a Special Cancellation Condition occurs, and the same Special Cancellation Condition also occurred in the previous calendar year in which it was tested (and, in the case of Cohort-based test, in the same calendar month (i.e., February 1 or August 1) during which such Cohort is tested), then a Consecutive Failures Condition has occurred. For clarity, by way of example, a July Cohort will be consecutive to the immediately prior July Cohort (and not the immediately prior January Cohort) for purposes of the Consecutive Failures Condition.

11.2     Consecutive Failures Condition Remedies. If the Consecutive Failures Condition occurs and Amazon has delivered to Rivian a Condition Default Notice with respect to the Consecutive Failures Condition, Amazon shall have the right to exercise the Termination Remedy within [***] of the Receipt Date. Notwithstanding the foregoing, in the case of a Special Cancellation Condition that is a Repair Cost Condition or Maintenance Cost Condition, Amazon shall not have the right to exercise the Termination Remedy if Rivian has cured by paying to Amazon within [***] of the Condition Default Notice in an amount in cash sufficient to cure such Cancellation Condition.

12.       Disputes

12.1     The Parties shall resolve all disputes with respect to Cancellation Conditions (including whether a Cancellation Condition has occurred and whether a Cancellation Condition has been Cured) in accordance with the provisions of Section 16.8 (Dispute Resolution) of the Framework Addendum.

Attachment 1

Battery Range Test

The average energy consumption rate from every Route Driven (as defined below) will be averaged over the applicable period with respect to the determination of a Battery Range Condition.

“Route Driven” means the time period from when a Delivery Vehicle is unplugged from a charger and then plugged back in to a charger. Throughout this period, the total energy consumed will be divided by the miles traveled to determine the energy consumption rate (kWh/mile), which will change on a daily basis based on the payload, driving performance, environmental conditions, geography, road conditions, and other factors. The average energy consumption rate will include all times the Delivery Vehicle is driving and stationary for short periods of time, but will have energy consumed removed from periods during which the Delivery Vehicle is stationary but left “on” for more than 15 minutes. The average of all Routes Driven throughout the year will be calculated for each individual Delivery Vehicle to be included in the calculation.

The available capacity in the Battery based on the Useful Life Test will then be divided by the average energy consumption rate for each individual Delivery Vehicle, which will determine the number of miles of range the Delivery Vehicle can achieve on the date of testing based on average energy consumption rate performance throughout the applicable year. The result of this calculation must meet or exceed the miles specified for the applicable Delivery Vehicle type in the last column (the column with the heading EPA MCT cycle per Specifications (miles)) of the first table under Battery Specifications in Schedule 1 to the Work Order.

In the event Amazon desires to put an aftermarket part or accessory on the exterior of the vehicle that may impact aerodynamics or add an aftermarket part or accessory that consumes power from the battery source (excluding mobile devices and EDGE devices), Amazon must notify Rivian in advance and the Parties will cooperate to make reasonable adjustments to the Battery Range Test to account for such changes.

Attachment 2

Useful Life Test

The available Battery energy (kWh) will be measured based on the setting of the average available State of Charge (SoC) window for the preceding [***] multiplied by the actual available energy capacity of the Battery.

For example, if a nominal gross nameplate pack started its life at [***] kWh and for the [***] prior to the date of testing the available SoC window was set at an average of [***], then the useful life will be [***].

See the Battery Specifications in Schedule 1 to the Work Order for the applicable table. The table below is an excerpt from the Battery Specification table in Schedule 1 to the Work Order. To the extent such table is revised, the table below will be deemed revised accordingly. With respect to each Delivery Vehicle type the available Battery energy requirement is specified in the third column below as of the date of the Work Order.

In order to pass the Useful Life Test the useable energy in the Battery in the applicable Delivery Vehicle type must equal or exceed the amount set forth for such Delivery Vehicle type in the third column of the table below.

Vehicle config. (cu. ft.)	Pack nameplate (kWh)	Useable energy (kWh)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

SCHEDULE 16 TO WORK ORDER NO. #1

ACCEPTABLE AUTO OEM FOR CHANGE OF CONTROL

“Acceptable Auto OEM” will include each of the following parties and any of their respective affiliates

[***]

SCHEDULE 17 TO WORK ORDER NO. #1

SKATEBOARD TOP HAT DELINEATION

1.	Top Hat

a.

Body structure and closures: Static seals, Structure – body; upper, Dynamic sealing, Front closure – structure and panels, Glass and seals, Handles and latches, Hinges and mechanisms, Rear closure – structure and panels sealing, Sealer, mastic, etc., Side closure – structure and panels, Side door window regulators, Trim and covers

b.

Exterior: Body glazing, Charge port door cladding, Appliques badges, Exterior lighting, Exterior trim, Fascias, Hood liner, Labels, Mirrors, Roof group, Storage trim and panels, Underhood trim, Wiper and washer systems

c.	Chassis: Tires, Wheels

d.	Interior: Doors; front, Floor; interior, Instrument panel, Overhead systems trim, Steering wheel

2.	Skateboard that Amazon can source directly if top hat is moved to 3rd party manufacturer

a.	Interior: Airbags, Seat belts – first row, Seats – first row

b.	Chassis: Brakes – front, Brakes – rear, Steering group, Suspension – front, Suspension – rear

c.	Low voltage: ECUs – audio, Speakers – audio, Seats – first row

3.	Skateboard

a.	Body structure and closures: Bolt on structure, Joining – top hat to skateboard, Structure – body; lower

b.	Exterior: Front end module group, Underbody panels and wheel liners

c.	Low voltage: Actuators – body controls, Devices – energy storage, Distribution – power, ECUs – body controls, ECUs – hardware, ECUs – passive safety, Sensors – body controls, Steering column

d.

Connected car: Antennas, Displays – connected car, ECUs – self driving, Entry – vehicle; connected car, Licenses – software connected car, Modules – connected car, Software – services connected car, Supplementary features – connected car

e.	Self Driving: ECUs – driver monitoring, ECUs – parking, ECUs – self driving, Licenses – software, Sensors – cameras, Sensors – driver monitoring, Sensors – NCAP features

f.	Powertrain and Energy Storage: Drive unit, Driveline grp – frt, Driveline grp – rr, Energy conversion – HV, Energy distribution – HV, Mounts grp – frt, Mounts grp – rr, Module network – hv battery

g.

Thermal: CRFM group, Drive unit, ESS loop components, ESS loop fluid distribution, Fluids, HVAC group, Refrigeration components, Refrigeration fluid distribution, Traction loop components, Traction loop fluid distribution

63